                            Table of Contents

                                     OVERVIEW
                      LETTER TO POLICYHOLDERS       1
                            ECONOMIC SNAPSHOT       2

                          PERFORMANCE SUMMARY
                            RETURN HIGHLIGHTS       4
             Q&A WITH YOUR PORTFOLIO MANAGERS       5

                               BY THE NUMBERS
                 YOUR PORTFOLIO'S INVESTMENTS       8
                         FINANCIAL STATEMENTS      14
                NOTES TO FINANCIAL STATEMENTS      19

                       VAN KAMPEN INVESTMENTS
               THE VAN KAMPEN FAMILY OF FUNDS      24
    BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      25

You have a time-tested partner in Van Kampen.

This report must be preceded or accompanied by a prospectus for the portfolio being offered.

This portfolio is being offered through a variable insurance contract.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO POLICYHOLDERS
July 22, 2002

Dear Policyholder,

Due to events in the markets and the well-publicized controversies surrounding certain companies, the recent months have been challenging for many investors.

Against this backdrop, you may be re-evaluating your investments. In this regard, your financial advisor is a particularly valuable resource. Your advisor can help you review your current asset allocation and determine whether it remains appropriate for your goals, risk tolerance and time horizon.

You also have a time-tested partner in Van Kampen. With roots extending to 1927, our legacy spans other market downturns and periods of uncertainty. While the causes of turbulence have changed, our generations of experience have taught us the enduring value of patience, discipline and long-term focus.

                  Thank you for your continued trust in Van Kampen. We appreciate the opportunity to help you and your loved ones enjoy life's true wealth--family, friends and life's daily pleasures.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Asset Management Inc.

ECONOMIC SNAPSHOT

THE ECONOMY
OVERALL ECONOMIC ACTIVITY INCREASED MODESTLY IN JUNE, CONTINUING THE TREND THAT HAS BEEN EVIDENT THROUGHOUT 2002.

SIGNS OF GROWTH WERE EVIDENT IN MANY OF THE STATISTICAL MEASURES RELEASED THROUGHOUT THE MONTH. FOR EXAMPLE, MANUFACTURING ACTIVITY, WHICH SLOWLY GAINED MOMENTUM IN RECENT MONTHS, CLIMBED TO ITS HIGHEST LEVEL SINCE JUNE 1999.

AND, DESPITE LESS-THAN-ANTICIPATED EMPLOYMENT GROWTH AND INCREASING UNCERTAINTY IN WORLD ECONOMICS AND POLITICS, U.S. CONSUMERS CONTINUED TO SUPPORT DOMESTIC GROWTH THROUGH THE PURCHASE OF HOUSES, CARS AND EVERYDAY MERCHANDISE AND SERVICES.

FINALLY, AS IF ACKNOWLEDGING HOW FAR THE ECONOMY HAS COME--AND HOW FAR IT STILL HAS TO GO--THE FEDERAL RESERVE BOARD CHOSE TO LEAVE SHORT-TERM INTEREST RATES AT THE REMARKABLY LOW LEVELS THAT PREVAILED THROUGHOUT THE FIRST HALF OF 2002.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(March 31, 2000--March 31, 2002)

[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Mar 00                                                                            4.80
Jun 00                                                                            5.70
Sep 00                                                                            1.30
Dec 00                                                                            1.90
Mar 01                                                                            1.30
Jun 01                                                                            0.30
Sep 01                                                                           -1.30
Dec 01                                                                            1.70
Mar 02                                                                            6.10

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(June 30, 2000--June 30, 2002)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Jun 00                                                                      6.50                               3.70
                                                                            6.50                               3.70
                                                                            6.50                               3.40
Sept 00                                                                     6.50                               3.50
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Dec 00                                                                      6.50                               3.40
                                                                            5.50                               3.70
                                                                            5.50                               3.50
Mar 01                                                                      5.00                               2.90
                                                                            4.50                               3.30
                                                                            4.00                               3.60
Jun 01                                                                      3.75                               3.20
                                                                            3.75                               2.70
                                                                            3.50                               2.70
Sept 01                                                                     3.00                               2.60
                                                                            2.50                               2.10
                                                                            2.00                               1.90
Dec 01                                                                      1.75                               1.60
                                                                            1.75                               1.10
                                                                            1.75                               1.10
Mar 02                                                                      1.75                               1.50
                                                                            1.75                               1.60
                                                                            1.75                               1.20
Jun 02                                                                      1.75                               1.10

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of June 30, 2002)

                                                 CLASS I         CLASS II
-----------------------------------------------------------------------------
Six-month total return based on NAV(1)            -10.64%         -10.64%
-----------------------------------------------------------------------------
One-year total return based on NAV(1)             -16.83%         -16.98%
-----------------------------------------------------------------------------
Life-of-Portfolio average annual total return
based on NAV(1)                                     2.12%           0.94%
-----------------------------------------------------------------------------
Commencement date                                04/30/99        09/18/00
-----------------------------------------------------------------------------

(1) Total return based on net asset value (NAV) assumes reinvestment of all distributions for the period. The returns for Class II Shares include combined Rule 12b-1 fees and service fees of up to .25%. The Portfolio's Adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the Portfolio's returns would have been lower.

    Total returns do not include any charges, expenses, or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, the returns would have been lower.

    See the Comparative Performance section of the current prospectus. An investment in the Portfolio is subject to investment risks, and you could lose money on your investment in the Portfolio. Please review the Risk/Return Summary of the Prospectus for further details on investment risk. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and Portfolio shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown.

    Market forecasts provided in this report may not necessarily come to pass.

    The Portfolio being offered is through a variable annuity contract.

                                                                         [PHOTO]
                                                               [PHOTO]
                                                                         [PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN LIFE INVESTMENT TRUST--COMSTOCK PORTFOLIO ABOUT THE KEY EVENTS AND
ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE
PORTFOLIO'S RETURN DURING THE SIX MONTHS ENDED JUNE 30,
2002. THE PORTFOLIO IS MANAGED BY THE ADVISER'S MULTI-CAP
VALUE TEAM. CURRENT MEMBERS(1) INCLUDE B. ROBERT BAKER,
JR., MANAGING DIRECTOR, JASON S. LEDER, EXECUTIVE DIRECTOR
AND KEVIN C. HOLT, VICE PRESIDENT. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE PORTFOLIO'S PERFORMANCE.

(1) Team members may change at any time without notice.

Q   HOW WOULD YOU DESCRIBE
    THE MARKET ENVIRONMENT OF THE PAST SIX MONTHS?

A   Over the last six months we have
seen a difficult market environment. We have never experienced anything like the September 11 terrorist attacks, so we had no precedents from which to judge the market's response. The recession, which began in March 2001, made it doubly challenging. Non-stop news of accounting irregularities made it still more difficult. Generally speaking, the more-traditional value sectors have done relatively well. We believe value stocks have gone up in part more for what they're not rather than what they are. Based on our observations, in general, value sectors have not experienced some of the pressures that many traditional growth sectors have of late. The value-oriented sectors have been those industries that have met earnings expectations. More growth-oriented sectors, such as health care, telecommunications and technology, experienced excess capacity pressure, although we believe these industries have now worked through most of the excess and are somewhat closer to their historical price-to-earnings multiples.

Q   HOW DID THE PORTFOLIO PERFORM?

A   For the six-month period ended
June 30, 2002, the portfolio returned -10.64 percent. By comparison, the portfolio's benchmark index, the Standard & Poor's 500 Index returned -13.15 percent and the Standard & Poor's 500/Barra Value Index returned -9.45 percent. Total return based on net asset value (NAV) of Class I shares assumes reinvestment of all distributions for the period. Total returns do not include any charges, expenses or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, the returns would have been lower. There are no sales charges or additional expenses included at the portfolio level. The portfolio's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements, the portfolio's returns would have been lower. Past performance is no guarantee of future results. Investment return and principal value will fluctuate and portfolio shares, when redeemed, may be worth more or less than their original cost. Performance of other share classes will vary. As a result of market activity, current performance may vary from the figures shown.

    The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. The S&P Barra Value Index is an unmanaged index generally representative of the U.S. market for value stocks. Both indexes are benchmarks of the portfolio. Index returns do not include any sales charges or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index. Please refer to the chart and footnotes on page 4 for additional portfolio performance results.

Q   WHAT STRATEGIES DID YOU PURSUE
    IN THIS ENVIRONMENT?

A   We remained committed to
our value investment strategy in this challenging market environment. We are value-oriented investors in a traditional sense. There is a strong contrarian element to our stock selection and portfolio construction. We do not base our investment decisions on any kind of macroeconomic forecast. We run the portfolio from the bottom up, we seek to identify cheap stocks, and we spend most of our time on fundamental analysis. We take stocks apart on a case-by-case basis, seeking those that meet our criteria. Our stock selection may result in big bets on unpopular sectors.

Q   WHAT STOCKS HELPED PERFORMANCE
    DURING THIS PERIOD?

A   British Petroleum, an oil-services
company, was a top performer. We believe that the sector could be well-positioned for the coming year. We saw strong performance from certain consumer-related companies. Limited Brands, an apparel retailer, benefited from still-strong consumer spending. We were also pleased with ConAgra, a food processor. ConAgra competes in multiple segments of the food industry. It acquired several brands in the packaged-food arena and improved its gross margins. The portfolio also benefited from strong stock selection in the basic-materials sector. Paper manufacturer, International Paper, and metal miner Freeport-McMoRan Copper & Gold were positive contributors for the portfolio.

    Keep in mind not all stocks in the portfolio performed favorably, nor is there any guarantee that these stocks will continue to perform well or be held by the portfolio in the future.

Q   WHAT HOLDINGS FELL SHORT OF
    YOUR EXPECTATIONS?

A   The biggest drag on performance,
by far, was the telecommunications sector. That industry is currently beset by poor business fundamentals combined with a lot of leverage. We got in too early, which hurt the portfolio's return. WorldCom and Sprint were the two largest detractors from performance, although we sold WorldCom prior to the discovery of its accounting irregularities.

    Pharmaceutical manufacturer Bristol-Myers Squibb also fared poorly. The company admitted to selling excess product into domestic wholesale channels in 2001, causing it to lower sales and earnings estimates for 2002 until this inventory is worked down. In addition, the company announced disappointing data from its Vanlev clinical trial which many looked to as a growth driver to off-set existing patent expirations. However, we continue to hold the stock, as we believe it is priced at a deep discount to our intrinsic-value calculation.

Q   WHAT IS YOUR OUTLOOK FOR
    THE COMING MONTHS?

A   We do not focus on economic or
market outlooks. As bottom-up investors, we believe we best serve investors by maintaining a disciplined value approach and attempting to provide consistent performance, one company at a time. We will continue to use our value investment discipline and bottom-up strategy to select stocks for the portfolio.

                        BY THE NUMBERS

YOUR PORTFOLIO'S INVESTMENTS

June 30, 2002 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR PORTFOLIO'S INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
COMMON STOCKS  93.9%
ADVERTISING  1.4%
Interpublic Group Cos., Inc. ...............................  180,400   $  4,466,704
                                                                        ------------

AIRLINES  0.1%
AMR Corp. (a)...............................................   13,200        222,552
                                                                        ------------
APPAREL RETAIL  2.7%
Limited Brands..............................................  139,300      2,967,090
The Gap, Inc. ..............................................  402,200      5,711,240
                                                                        ------------
                                                                           8,678,330
                                                                        ------------
BANKS  4.1%
Bank of America Corp. ......................................   85,297      6,001,497
FleetBoston Financial Corp. ................................   27,318        883,737
PNC Financial Services Group, Inc. .........................   17,600        920,128
SunTrust Banks, Inc. .......................................   22,300      1,510,156
Washington Mutual, Inc. ....................................   32,570      1,208,673
Wells Fargo & Co. ..........................................   52,410      2,623,645
                                                                        ------------
                                                                          13,147,836
                                                                        ------------
COMPUTER HARDWARE  1.7%
Dell Computer Corp. (a).....................................   25,500        666,570
Hewlett-Packard Co. ........................................  238,430      3,643,210
International Business Machines Corp. ......................   13,800        993,600
                                                                        ------------
                                                                           5,303,380
                                                                        ------------
COMPUTER STORAGE & PERIPHERALS  1.2%
Electronics for Imaging, Inc. (a)...........................   74,800      1,190,068
Lexmark International, Inc., Class A (a)....................   43,500      2,366,400
SanDisk Corp. (a)...........................................   21,000        260,400
                                                                        ------------
                                                                           3,816,868
                                                                        ------------
CONSUMER FINANCE  0.5%
Capital One Financial Corp. ................................   25,500      1,556,775
                                                                        ------------

DEPARTMENT STORES  2.7%
Federated Department Stores, Inc. (a).......................  214,860      8,529,942
                                                                        ------------

DIVERSIFIED CHEMICALS  1.9%
Dow Chemical Co. ...........................................  174,400      5,995,872
                                                                        ------------

                                               See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

June 30, 2002 (Unaudited)

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
DIVERSIFIED FINANCIAL SERVICES  6.7%
Citigroup, Inc. ............................................   74,700   $  2,894,625
Fannie Mae..................................................   11,100        818,625
Freddie Mac.................................................  148,340      9,078,408
Goldman Sachs Group, Inc. ..................................   13,800      1,012,230
Instinet Group, Inc. (a)....................................   14,400         93,888
J.P. Morgan Chase & Co. ....................................   44,955      1,524,874
Merrill Lynch & Co., Inc. ..................................   80,300      3,252,150
Principal Financial Group (a)...............................   28,800        892,800
Stilwell Financial, Inc. ...................................  104,400      1,900,080
                                                                        ------------
                                                                          21,467,680
                                                                        ------------
DIVERSIFIED METALS & MINING  0.6%
Freeport-McMoRan Copper & Gold, Inc., Class B (a)...........  114,455      2,043,022
                                                                        ------------

DRUG RETAIL  0.9%
CVS Corp. ..................................................   98,800      3,023,280
                                                                        ------------

ELECTRIC UTILITIES  9.0%
American Electric Power Co., Inc. ..........................   50,472      2,019,889
Constellation Energy Group, Inc. ...........................   33,530        983,770
Exelon Corp. ...............................................   90,995      4,759,038
IDACORP, Inc. ..............................................   28,950        801,915
NSTAR.......................................................   14,066        629,875
OGE Energy Corp. ...........................................   24,920        569,671
Public Service Enterprise Group.............................   33,600      1,454,880
Reliant Energy, Inc. .......................................  495,700      8,377,330
Scottish Power PLC--ADR (United Kingdom)....................  137,364      2,939,590
Southern Co. ...............................................   38,100      1,043,940
TXU Corp. ..................................................   97,490      5,025,609
Xcel Energy, Inc. ..........................................   10,768        180,579
                                                                        ------------
                                                                          28,786,086
                                                                        ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS  2.8%
Flextronics International Ltd. (Singapore) (a)..............  210,900      1,503,717
Jabil Circuit, Inc. (a).....................................   85,600      1,807,016
KEMET Corp. (a).............................................   36,300        648,318
Sanmina-SCI Corp. (a).......................................  226,400      1,428,584
Solectron Corp. (a).........................................  577,900      3,554,085
                                                                        ------------
                                                                           8,941,720
                                                                        ------------
ENVIRONMENTAL SERVICES  0.2%
Waste Management, Inc. .....................................   26,030        678,081
                                                                        ------------

See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

June 30, 2002 (Unaudited)

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
FOOD RETAIL  2.2%
Kroger Co. (a)..............................................  260,200   $  5,177,980
Safeway, Inc. (a)...........................................   59,500      1,736,805
                                                                        ------------
                                                                           6,914,785
                                                                        ------------
GOLD  1.1%
Barrick Gold Corp. (Canada).................................  111,030      2,108,460
Placer Dome, Inc. (Canada)..................................  120,170      1,347,106
                                                                        ------------
                                                                           3,455,566
                                                                        ------------
HEALTH CARE FACILITIES  0.3%
HCA, Inc. ..................................................   21,525      1,022,438
                                                                        ------------

HOUSEHOLD PRODUCTS  0.6%
Kimberly-Clark Corp. .......................................   29,260      1,814,120
                                                                        ------------

INDUSTRIAL MACHINERY  0.5%
Cognex Corp. (a)............................................   78,100      1,565,905
                                                                        ------------

INSURANCE BROKERS  0.4%
AON Corp. ..................................................   38,400      1,132,032
                                                                        ------------

INTEGRATED OIL & GAS  6.6%
BP PLC--ADR (United Kingdom)................................  190,080      9,597,139
ChevronTexaco Corp. ........................................   49,390      4,371,015
Conoco, Inc. ...............................................  255,600      7,105,680
                                                                        ------------
                                                                          21,073,834
                                                                        ------------
INTEGRATED TELECOMMUNICATION SERVICES  5.5%
Amdocs Ltd. (Guernsey) (a)..................................   24,800        187,240
AT&T Corp. .................................................  471,000      5,039,700
Deutsche Telekom AG--ADR (Germany)..........................   95,100        885,381
Qwest Communications International, Inc. (a)................  381,100      1,067,080
Sprint Corp. ...............................................  803,500      8,525,135
Verizon Communications, Inc. ...............................   48,980      1,966,547
                                                                        ------------
                                                                          17,671,083
                                                                        ------------
INTERNET SOFTWARE & SERVICES  0.5%
Check Point Software Technologies Ltd. (Israel) (a).........  123,400      1,673,304
                                                                        ------------

IT CONSULTING & SERVICES  0.3%
Electronic Data Systems Corp. ..............................   12,300        456,945
SunGard Data Systems, Inc. (a)..............................   15,000        397,200
                                                                        ------------
                                                                             854,145
                                                                        ------------

                                               See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

June 30, 2002 (Unaudited)

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
LIFE & HEALTH INSURANCE  0.8%
Torchmark Corp. ............................................   48,810   $  1,864,542
UnumProvident Corp. ........................................   26,100        664,245
                                                                        ------------
                                                                           2,528,787
                                                                        ------------
MANAGED HEALTH CARE  1.1%
Aetna, Inc. ................................................   74,600      3,578,562
                                                                        ------------

MARINE  0.0%
CP Ships Ltd (United Kingdom) (a)...........................    4,325         44,115
                                                                        ------------

MOVIES & ENTERTAINMENT  1.0%
Walt Disney Co. ............................................  173,100      3,271,590
                                                                        ------------

MULTI-LINE INSURANCE  0.0%
Nationwide Financial Services, Inc. ........................    2,600        102,700
                                                                        ------------

MULTI-UTILITIES  0.3%
Duke Energy Corp. ..........................................   33,400      1,038,740
                                                                        ------------

NETWORKING EQUIPMENT  0.5%
Cisco Systems, Inc. (a).....................................  116,400      1,623,780
                                                                        ------------

OIL & GAS DRILLING  1.1%
Diamond Offshore Drilling, Inc. ............................  120,480      3,433,680
                                                                        ------------

OIL & GAS EQUIPMENT & SERVICES  6.0%
Halliburton Co. ............................................  728,990     11,620,101
Schlumberger Ltd. ..........................................  161,950      7,530,675
                                                                        ------------
                                                                          19,150,776
                                                                        ------------
PACKAGED FOODS  3.4%
ConAgra Foods, Inc. ........................................  169,600      4,689,440
Sara Lee Corp. .............................................  304,060      6,275,798
                                                                        ------------
                                                                          10,965,238
                                                                        ------------
PAPER PACKAGING  0.2%
Sealed Air Corp. (a)........................................   19,800        797,346
                                                                        ------------

PAPER PRODUCTS  2.2%
Boise Cascade Corp. ........................................   60,790      2,099,079
International Paper Co. ....................................  116,779      5,089,229
                                                                        ------------
                                                                           7,188,308
                                                                        ------------

See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

June 30, 2002 (Unaudited)

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
PHARMACEUTICALS  7.4%
Bristol-Myers Squibb Co. ...................................  253,025   $  6,502,743
GlaxoSmithKline PLC--ADR (United Kingdom)...................   46,900      2,023,266
Merck & Co., Inc. ..........................................   56,300      2,851,032
Pharmacia Corp. ............................................  127,400      4,771,130
Roche Holdings AG--ADR (Switzerland)........................   28,000      2,051,000
Schering-Plough Corp. ......................................  124,200      3,055,320
Wyeth.......................................................   45,500      2,329,600
                                                                        ------------
                                                                          23,584,091
                                                                        ------------
PROPERTY & CASUALTY  2.9%
Allstate Corp. .............................................   95,600      3,535,288
AMBAC Financial Group, Inc. ................................   34,680      2,330,496
Berkshire Hathaway, Inc., Class B (a).......................      585      1,306,890
Chubb Corp. ................................................   26,150      1,851,420
LandAmerica Financial Group, Inc. ..........................   12,820        403,830
                                                                        ------------
                                                                           9,427,924
                                                                        ------------
RAILROADS  0.5%
Burlington Northern Santa Fe Corp. .........................   56,000      1,680,000
                                                                        ------------

RESTAURANTS  2.4%
McDonald's Corp. ...........................................  266,000      7,567,700
                                                                        ------------

SEMICONDUCTOR EQUIPMENT  0.7%
Credence Systems Corp. (a)..................................  102,700      1,824,979
Novellus Systems, Inc. (a)..................................   14,800        503,200
                                                                        ------------
                                                                           2,328,179
                                                                        ------------
SEMICONDUCTORS  0.1%
Intel Corp. ................................................   12,600        230,202
                                                                        ------------

SOFT DRINKS  0.8%
Coca Cola Enterprises, Inc. ................................  112,700      2,488,416
                                                                        ------------

SPECIALTY STORES  0.6%
Toys 'R' Us, Inc. (a).......................................   56,700        990,549
Zale Corp. (a)..............................................   21,200        768,500
                                                                        ------------
                                                                           1,759,049
                                                                        ------------
STEEL  0.8%
United States Steel Corp. ..................................  130,290      2,591,468
                                                                        ------------

                                               See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

June 30, 2002 (Unaudited)

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
SYSTEMS SOFTWARE  0.5%
BMC Software, Inc. (a)......................................   38,400   $    637,440
Microsoft Corp. (a).........................................   19,080      1,043,676
                                                                        ------------
                                                                           1,681,116
                                                                        ------------
TELECOMMUNICATIONS EQUIPMENT  4.7%
Andrew Corp. (a)............................................   46,800        670,644
Comverse Technology, Inc. (a)...............................  166,600      1,542,716
Ericsson, Class B--ADR (Sweden).............................  434,200        625,248
JDS Uniphase Corp. (a)......................................  733,600      1,958,712
Motorola, Inc. .............................................  647,300      9,334,066
Nokia Corp.--ADR (Finland)..................................   56,800        822,464
                                                                        ------------
                                                                          14,953,850
                                                                        ------------
TOBACCO  1.0%
Philip Morris Co., Inc. ....................................   71,040      3,103,027
                                                                        ------------

WIRELESS TELECOMMUNICATION SERVICES  0.4%
AT&T Wireless Services, Inc. (a)............................   49,467        289,382
Sprint Corp.--PCS Group (a).................................  248,100      1,109,007
                                                                        ------------
                                                                           1,398,389
                                                                        ------------
TOTAL LONG-TERM INVESTMENTS  93.9%
(Cost $331,525,312)..................................................    300,352,373

REPURCHASE AGREEMENT  7.5%
UBS Securities ($24,022,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 06/28/02, to be sold on
  07/01/02 a $24,025,803)
  (Cost $24,022,000).................................................     24,022,000
                                                                        ------------

TOTAL INVESTMENTS  101.4%
  (Cost $355,547,312)................................................    324,374,373
LIABILITIES IN EXCESS OF OTHER ASSETS  (1.4%)........................     (4,606,711)
                                                                        ------------

NET ASSETS  100.0%...................................................   $319,767,662
                                                                        ============

(a) Non-income producing security as this stock currently does not declare dividends.

ADR--American Depositary Receipt

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
June 30, 2002 (Unaudited)

ASSETS:
Total Investments (Cost $355,547,312).......................  $324,374,373
Cash........................................................           331
Receivables:
  Portfolio Shares Sold.....................................     1,673,771
  Dividends.................................................       356,887
  Investments Sold..........................................       262,455
  Interest..................................................         3,803
Other.......................................................        23,096
                                                              ------------
    Total Assets............................................   326,694,716
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     6,328,374
  Portfolio Shares Repurchased..............................       285,071
  Investment Advisory Fee...................................       156,924
  Distributor and Affiliates................................        88,295
Accrued Expenses............................................        42,477
Trustees' Deferred Compensation and Retirement Plans........        25,913
                                                              ------------
    Total Liabilities.......................................     6,927,054
                                                              ------------
NET ASSETS..................................................  $319,767,662
                                                              ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $362,075,609
Accumulated Undistributed Net Investment Income.............     1,567,142
Accumulated Net Realized Loss...............................   (12,702,150)
Net Unrealized Depreciation.................................   (31,172,939)
                                                              ------------
NET ASSETS..................................................  $319,767,662
                                                              ============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE:
  Class I Shares (Based on net assets of $108,783,600 and
    10,797,687 shares of beneficial interest issued and
    outstanding)............................................  $      10.07
                                                              ============
  Class II Shares (Based on net assets of $210,984,062 and
    20,977,929 shares of beneficial interest issued and
    outstanding)............................................  $      10.06
                                                              ============

                                               See Notes to Financial Statements

Statement of Operations
For the Six Months Ended June 30, 2002 (Unaudited)

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $33,794).....  $  2,431,374
Interest....................................................       275,255
                                                              ------------
    Total Income............................................     2,706,629
                                                              ------------
EXPENSES:
Investment Advisory Fee.....................................       796,283
Distribution (12b-1) and Service Fees.......................       213,070
Custody.....................................................        24,329
Shareholder Services........................................         8,183
Trustees' Fees and Related Expenses.........................         7,762
Legal.......................................................         2,828
Other.......................................................        61,111
                                                              ------------
    Total Expenses..........................................     1,113,566
    Less Credits Earned on Cash Balances....................            54
                                                              ------------
    Net Expenses............................................     1,113,512
                                                              ------------
NET INVESTMENT INCOME.......................................  $  1,593,117
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $(10,066,809)
  Foreign Currency Transactions.............................            (7)
                                                              ------------
Net Realized Loss...........................................   (10,066,816)
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    (2,921,724)
  End of the Period.........................................   (31,172,939)
                                                              ------------
Net Unrealized Depreciation During the Period...............   (28,251,215)
                                                              ------------
NET REALIZED AND UNREALIZED LOSS............................  $(38,318,031)
                                                              ============
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $(36,724,914)
                                                              ============

See Notes to Financial Statements

Statements of Changes in Net Assets
(Unaudited)

                                                    SIX MONTHS ENDED      YEAR ENDED
                                                     JUNE 30, 2002     DECEMBER 31, 2001
                                                    ------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..............................   $  1,593,117       $  1,335,788
Net Realized Loss..................................    (10,066,816)          (499,082)
Net Unrealized Depreciation During the Period......    (28,251,215)        (5,564,681)
                                                      ------------       ------------
Change in Net Assets from Operations...............    (36,724,914)        (4,727,975)
                                                      ------------       ------------

Distributions from Net Investment Income:
  Class I Shares...................................       (646,610)               -0-
  Class II Shares..................................       (698,121)               -0-
                                                      ------------       ------------
                                                        (1,344,731)               -0-
                                                      ------------       ------------

Distributions from Net Realized Gain:
  Class I Shares...................................       (739,220)           (96,134)
  Class II Shares..................................     (1,294,007)           (88,000)
                                                      ------------       ------------
                                                        (2,033,227)          (184,134)
                                                      ------------       ------------
Total Distributions................................     (3,377,958)          (184,134)
                                                      ------------       ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.......................................    (40,102,872)        (4,912,109)
                                                      ------------       ------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold..........................    177,262,015        183,870,579
Net Asset Value of Shares Issued Through Dividend
  Reinvestment.....................................      3,377,958            184,134
Cost of Shares Repurchased.........................    (17,836,077)        (8,878,630)
                                                      ------------       ------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS.....................................    162,803,896        175,176,083
                                                      ------------       ------------
TOTAL INCREASE IN NET ASSETS.......................    122,701,024        170,263,974
NET ASSETS:
Beginning of the Period............................    197,066,638         26,802,664
                                                      ------------       ------------
End of the Period (Including accumulated
  undistributed net investment income of $1,567,142
  and $1,318,756 respectively).....................   $319,767,662       $197,066,638
                                                      ============       ============

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                       APRIL 30, 1999
                                       SIX MONTHS     YEAR ENDED      (COMMENCEMENT OF
                                         ENDED       DECEMBER 31,        INVESTMENT
CLASS I SHARES                          JUNE 30,    ---------------    OPERATIONS) TO
                                          2002       2001     2000    DECEMBER 31, 1999
                                       ------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD..............................  $ 11.42     $11.75   $ 9.31        $10.00
                                        -------     ------   ------        ------
  Net Investment Income...............      .05        .09      .14           .10
  Net Realized and Unrealized
    Gain/Loss.........................    (1.23)      (.38)    2.57          (.66)
                                        -------     ------   ------        ------
Total from Investment Operations......    (1.18)      (.29)    2.71          (.56)
                                        -------     ------   ------        ------
Less:
  Distributions from Net Investment
    Income............................      .08        -0-      .09           .13
  Distributions from Net Realized
    Gain..............................      .09        .04      .18           -0-
                                        -------     ------   ------        ------
Total Distributions...................      .17        .04      .27           .13
                                        -------     ------   ------        ------
NET ASSET VALUE, END OF THE PERIOD....  $ 10.07     $11.42   $11.75        $ 9.31
                                        =======     ======   ======        ======

Total Return*.........................  -10.64%**   -2.46%   29.79%        -5.53%**
Net Assets at End of the Period (In
  millions)...........................  $ 108.8     $ 80.9   $ 16.7        $  1.6
Ratio of Expenses to Average Net
  Assets* (a).........................     .68%       .81%    1.01%          .95%
Ratio of Net Investment Income to
  Average Net Assets*.................    1.36%      1.42%    2.49%         1.99%
Portfolio Turnover....................      20%**      50%      74%           42%**
 * If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets (a)..........................      N/A        N/A    2.20%        10.36%
Ratio of Net Investment Income/Loss to
  Average Net Assets..................      N/A        N/A    1.30%        (7.42%)

** Non-annualized

(a) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .06% for the year ended December 31, 2000.

N/A--Not Applicable

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                      SEPTEMBER 18, 2000
                                         SIX MONTHS       YEAR         (COMMENCEMENT OF
                                           ENDED         ENDED            INVESTMENT
CLASS II SHARES                           JUNE 30,    DECEMBER 31,      OPERATIONS) TO
                                            2002          2001        DECEMBER 31, 2000
                                         -----------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD................................  $ 11.39        $11.75             $10.19
                                          -------        ------             ------
  Net Investment Income.................      .03           .10                .04
  Net Realized and Unrealized
    Gain/Loss...........................    (1.22)         (.42)              1.68
                                          -------        ------             ------
Total from Investment Operations........    (1.19)         (.32)              1.72
                                          -------        ------             ------
Less:
  Distributions from Net Investment
    Income..............................      .05           -0-                .08
  Distributions from Net Realized
    Gain................................      .09           .04                .08
                                          -------        ------             ------
Total Distributions.....................      .14           .04                .16
                                          -------        ------             ------
NET ASSET VALUE, END OF THE PERIOD......  $ 10.06        $11.39             $11.75
                                          =======        ======             ======

Total Return* (a).......................  -10.64%**      -2.80%             17.07%**
Net Assets at End of the Period (In
  millions).............................  $ 211.0        $116.2             $ 10.1
Ratio of Expenses to Average Net
  Assets*...............................     .93%         1.04%              1.20%
Ratio of Net Investment Income to
  Average Net Assets*...................    1.11%         1.19%              2.14%
Portfolio Turnover......................      20%**         50%                74%
 * If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets................................      N/A           N/A              2.38%
Ratio of Net Investment Income to
  Average Net Assets....................      N/A           N/A               .96%

** Non-Annualized

(a) These returns include combined Rule 12b-1 fees and service fees of up to .25%.

N/A--Not Applicable

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

June 30, 2002 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Life Investment Trust Comstock Portfolio (the "Portfolio") is organized as a series of the Van Kampen Life Investment Trust (the "Trust"), a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Portfolio's investment objective is to seek capital growth and income through investments in equity securities including common and preferred stocks and securities convertible into common and preferred stocks. The Portfolio commenced investment operations on April 30, 1999. The distribution of the Portfolio's Class II Shares commenced on September 18, 2000.

    The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Listed and unlisted securities for which the last sales price is not available are valued at the mean of the bid and asked prices, or, if not available, their fair value as determined in accordance with procedures established in good faith by the Board of Trustees. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Portfolio may invest in repurchase agreements which are short-term investments in which the Portfolio acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Portfolio may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Portfolio will make payment for such securities only upon physical delivery or

NOTES TO
FINANCIAL STATEMENTS

June 30, 2002 (Unaudited)

evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Portfolio.

C. INCOME AND EXPENSES Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Portfolio are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions.

    At June 30, 2002, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments.........................................    $358,015,454
                                                                ============
Gross tax unrealized appreciation...........................    $  9,287,721
Gross tax unrealized depreciation...........................     (42,928,802)
                                                                ------------
Net tax unrealized depreciation on investments..............    $(33,641,081)
                                                                ============

E. DISTRIBUTION OF INCOME AND GAINS The Portfolio declares and pays dividends annually from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes.

F. EXPENSE REDUCTIONS During the six months ended June 30, 2002, the Portfolio's custody fee was reduced by $54 as a result of credits earned on cash balances.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2002 (Unaudited)

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Portfolio's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Portfolio for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $500 million..........................................       .60%
Over $500 million...........................................       .55%

    The Adviser has voluntarily agreed to reimburse the Portfolio for all expenses as a percent of average daily net assets in excess of .95% and 1.20% for Classes I and II, respectively. For the six months ended June 30, 2002, the Adviser did not voluntarily waive any of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

    For the six months ended June 30, 2002, the Portfolio recognized expenses of approximately $2,800, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Portfolio, of which a trustee of the Portfolio is an affiliated person.

    Under an Accounting Services agreement, the Adviser provides accounting services to the Portfolio. The Adviser allocates the cost of such services to each portfolio. For the six months ended June 30, 2002, the Portfolio recognized expenses of approximately $10,600, representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Portfolio, which are reported as part of "Other" expenses in the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Portfolio. For the six months ended June 30, 2002, the Portfolio recognized expenses of approximately $7,400 representing transfer agent fees paid to VKIS. Transfer agency fees are determined through negotiations with the Portfolio's Board of Trustees and are based on competitive benchmarks.

    Certain officers and trustees of the Portfolio are also officers and directors of Van Kampen. The Portfolio does not compensate its officers or trustees who are officers of Van Kampen.

    The Portfolio provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Portfolio and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the

NOTES TO
FINANCIAL STATEMENTS

June 30, 2002 (Unaudited)

trustees. Investments in such funds of $17,286 are included in "Other" assets on the Statement of Assets and Liabilities at June 30, 2002. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Portfolio. The maximum annual benefit per trustee under the plan is $2,500.

    For the six months ended June 30, 2002, the Portfolio paid brokerage commissions to Morgan Stanley DW Inc., an affiliate of the Adviser, totaling $16,827.

3. CAPITAL TRANSACTIONS

At June 30, 2002, capital aggregated $122,822,233 and $239,253,376 for Classes I and II, respectively. For the six months ended June 30, 2002, transactions were as follows:

                                                             SHARES         VALUE
Sales:
  Class I................................................   4,321,944    $ 48,221,657
  Class II...............................................  11,507,579     129,040,358
                                                           ----------    ------------
Total Sales..............................................  15,829,523    $177,262,015
                                                           ==========    ============
Dividend Reinvestment:
  Class I................................................     119,057    $  1,385,829
  Class II...............................................     171,292       1,992,129
                                                           ----------    ------------
Total Dividend Reinvestment..............................     290,349    $  3,377,958
                                                           ==========    ============
Repurchases:
  Class I................................................    (721,687)   $ (7,986,165)
  Class II...............................................    (905,100)     (9,849,912)
                                                           ----------    ------------
Total Repurchases........................................  (1,626,787)   $(17,836,077)
                                                           ==========    ============

NOTES TO
FINANCIAL STATEMENTS

June 30, 2002 (Unaudited)

    At December 31, 2001, capital aggregated $81,200,912 and $118,070,801 for Classes I and II, respectively. For the year ended December 31, 2001, transactions were as follows:

                                                             SHARES         VALUE
Sales:
  Class I................................................   6,334,251    $ 74,284,697
  Class II...............................................   9,431,069     109,585,882
                                                           ----------    ------------
Total Sales..............................................  15,765,320    $183,870,579
                                                           ==========    ============
Dividend Reinvestment:
  Class I................................................       8,530    $     96,134
  Class II...............................................       7,808          88,000
                                                           ----------    ------------
Total Dividend Reinvestment..............................      16,338    $    184,134
                                                           ==========    ============
Repurchases:
  Class I................................................    (684,022)   $ (7,813,803)
  Class II...............................................     (95,894)     (1,064,827)
                                                           ----------    ------------
Total Repurchases........................................    (779,916)   $ (8,878,630)
                                                           ==========    ============

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $209,750,307 and $47,536,728, respectively.

5. DISTRIBUTION AND SERVICE PLANS

The Portfolio has adopted a distribution plan with respect to its Class II Shares pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively the "Plans"). The plans govern payments for the distribution of the Portfolio's Class II Shares, ongoing shareholder services and maintenance of shareholder accounts with respect to its Class II Shares. Under the Plans, the Portfolio may spend up to a total of .35% per year of the Portfolio's average daily net assets with respect to its Class II Shares. Notwithstanding the foregoing, the Portfolio's Board of Trustees currently limits the aggregate amount payable under the Plans to .25% per year of the Portfolio's average daily net assets with respect to its Class II Shares.

    Annual fees under the Plans of up to .25% of Class II average daily net assets are accrued daily. Included in these fees for the six months ended June 30, 2002 are payments retained by Van Kampen of approximately $4,700.

           VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity and Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

Global/International

   Asian Equity
   Emerging Markets
   European Value Equity
   Global Equity Allocation
   Global Franchise
   Global Value Equity
   International Advantage
   International Magnum
   Latin American
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income*

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income*
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Strategic Municipal Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at (800) 847-2424
  Telecommunications Device
  for the Deaf (TDD) users,
  call (800) 421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN LIFE INVESTMENT TRUST
COMSTOCK PORTFOLIO

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG, LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Portfolio, as defined in the Investment Company Act of 1940, as amended.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2002 Van Kampen Funds Inc. All rights reserved.
LIT SAR COM 8/02                                               Member NASD/SIPC.
                                                                 6969H02-AP-8/02

                            Table of Contents

                                     OVERVIEW
                      LETTER TO POLICYHOLDERS       1
                            ECONOMIC SNAPSHOT       2

                          PERFORMANCE SUMMARY
                            RETURN HIGHLIGHTS       4
             Q&A WITH YOUR PORTFOLIO MANAGERS       5

                               BY THE NUMBERS
                 YOUR PORTFOLIO'S INVESTMENTS       8
                         FINANCIAL STATEMENTS      14
                NOTES TO FINANCIAL STATEMENTS      19

                       VAN KAMPEN INVESTMENTS
               THE VAN KAMPEN FAMILY OF FUNDS      24
    BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      25

You have a time-tested partner in Van Kampen.

This report must be preceded or accompanied by a prospectus for the portfolio being offered.

This portfolio is being offered through a variable insurance contract.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO POLICYHOLDERS
July 22, 2002

Dear Policyholder,

Due to events in the markets and the well-publicized controversies surrounding certain companies, the recent months have been challenging for many investors.

Against this backdrop, you may be re-evaluating your investments. In this regard, your financial advisor is a particularly valuable resource. Your advisor can help you review your current asset allocation and determine whether it remains appropriate for your goals, risk tolerance and time horizon.

You also have a time-tested partner in Van Kampen. With roots extending to 1927, our legacy spans other market downturns and periods of uncertainty. While the causes of turbulence have changed, our generations of experience have taught us the enduring value of patience, discipline and long-term focus.

                  Thank you for your continued trust in Van Kampen. We appreciate the opportunity to help you and your loved ones enjoy life's true wealth--family, friends and life's daily pleasures.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Asset Management Inc.

ECONOMIC SNAPSHOT

THE ECONOMY
OVERALL ECONOMIC ACTIVITY INCREASED MODESTLY IN JUNE, CONTINUING THE TREND THAT HAS BEEN EVIDENT THROUGHOUT 2002.

SIGNS OF GROWTH WERE EVIDENT IN MANY OF THE STATISTICAL MEASURES RELEASED THROUGHOUT THE MONTH. FOR EXAMPLE, MANUFACTURING ACTIVITY, WHICH SLOWLY GAINED MOMENTUM IN RECENT MONTHS, CLIMBED TO ITS HIGHEST LEVEL SINCE JUNE 1999.

AND, DESPITE LESS-THAN-ANTICIPATED EMPLOYMENT GROWTH AND INCREASING UNCERTAINTY IN WORLD ECONOMICS AND POLITICS, U.S. CONSUMERS CONTINUED TO SUPPORT DOMESTIC GROWTH THROUGH THE PURCHASE OF HOUSES, CARS AND EVERYDAY MERCHANDISE AND SERVICES.

FINALLY, AS IF ACKNOWLEDGING HOW FAR THE ECONOMY HAS COME--AND HOW FAR IT STILL HAS TO GO--THE FEDERAL RESERVE BOARD CHOSE TO LEAVE SHORT-TERM INTEREST RATES AT THE REMARKABLY LOW LEVELS THAT PREVAILED THROUGHOUT THE FIRST HALF OF 2002.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(March 31, 2000--March 31, 2002)

[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Mar 00                                                                            4.8%
Jun 00                                                                            5.7%
Sep 00                                                                            1.3%
Dec 00                                                                            1.9%
Mar 01                                                                            1.3%
Jun 01                                                                            0.3%
Sep 01                                                                           -1.3%
Dec 01                                                                            1.7%
Mar 02                                                                            6.1%

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(June 30, 2000--June 30, 2002)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Jun 00                                                                      6.50                               3.70
                                                                            6.50                               3.70
                                                                            6.50                               3.40
Sept 00                                                                     6.50                               3.50
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Dec 00                                                                      6.50                               3.40
                                                                            5.50                               3.70
                                                                            5.50                               3.50
Mar 01                                                                      5.00                               2.90
                                                                            4.50                               3.30
                                                                            4.00                               3.60
Jun 01                                                                      3.75                               3.20
                                                                            3.75                               2.70
                                                                            3.50                               2.70
Sept 01                                                                     3.00                               2.60
                                                                            2.50                               2.10
                                                                            2.00                               1.90
Dec 01                                                                      1.75                               1.60
                                                                            1.75                               1.10
                                                                            1.75                               1.10
Mar 02                                                                      1.75                               1.50
                                                                            1.75                               1.60
                                                                            1.75                               1.20
Jun 02                                                                      1.75                               1.10

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of June 30, 2002)

                                                 CLASS I    CLASS II
------------------------------------------------------------------------
Six-month total return based on NAV(1)            -18.34%    -18.44%
------------------------------------------------------------------------
One-year total return based on NAV(1)             -28.63%    -28.81%
------------------------------------------------------------------------
Five-year average annual total return based on
NAV(1)                                              9.38%        N/A
------------------------------------------------------------------------
Life-of-Portfolio average annual total return
based on NAV(1)                                    12.82%    -37.56%
------------------------------------------------------------------------
Commencement date                                07/03/95   09/18/00
------------------------------------------------------------------------

    N/A = Not Applicable

(1) Total return based on net asset value (NAV) assumes reinvestment of all distributions for the period. The return for Class II Shares includes combined Rule 12b-1 fees and service fees of up to .25%. The Portfolio's Adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the Portfolio's returns would have been lower.

    Total returns do not include any charges, expenses, or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, the returns would have been lower.

    See the Comparative Performance section of the current prospectus. An investment in the Portfolio is subject to investment risks, and you could lose money on your investment in the Portfolio. Please review the Risk/Return Summary of the Prospectus for further details on investment risk. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and Portfolio shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown.

    Market forecasts provided in this report may not necessarily come to pass.

    The Portfolio being offered is through a variable insurance contract.

Q & A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN LIFE INVESTMENT TRUST--EMERGING GROWTH PORTFOLIO ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE PORTFOLIO'S RETURN DURING THE SIX MONTHS ENDED JUNE 30, 2002. THE PORTFOLIO IS MANAGED BY THE ADVISER'S MULTI-CAP GROWTH TEAM. CURRENT MEMBERS(1) INCLUDE GARY LEWIS, MANAGING DIRECTOR, DUDLEY BRICKHOUSE, EXECUTIVE DIRECTOR, JANET LUBY, EXECUTIVE DIRECTOR, DAVID WALKER, EXECUTIVE DIRECTOR, AND MATTHEW HART, VICE PRESIDENT. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE PORTFOLIO'S PERFORMANCE.

[PHOTO]            [PHOTO]           [PHOTO]           [PHOTO]           [PHOTO]

(1) Team members may change at any time without notice.

Q   WHAT WAS THE MARKET
    ENVIRONMENT OF THE PAST SIX MONTHS?

A   During the period, investors
appeared to be nervous about the equity markets, owing to concerns about corporate accounting irregularities, the integrity of Wall Street research and an unstable geopolitical environment. In our opinion, the high rate of corporate earnings growth realized in the second half of the 1990s no longer appears sustainable. We believe this moderation in growth rates, along with the concerns mentioned above, has driven down valuations and stock prices. Based on our observations, poor performance has led to increased investor cynicism and a higher propensity to sell stocks on the slightest hint of negative information. It has put the onus on us to do our fundamental research and continue to seek a deep knowledge of the companies we own.

Q   HOW DID THE PORTFOLIO PERFORM
    DURING THE REPORTING PERIOD?

A   Absolute performance was
disappointing, but the portfolio outperformed its benchmark. The portfolio returned -18.34 percent for the six months ended June 30, 2002. By comparison, the Russell 1000(R) Growth Index returned -20.78 percent. Total return based on net asset value (NAV) of Class I shares assumes reinvestment of all distributions for the period. Total returns do not include any charges, expenses or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, the returns would have been lower. There are no sales charges or additional expenses included at the portfolio level. The portfolio's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements, the portfolio's returns would have been lower. Investment return and principal value will fluctuate and portfolio shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Performance of other share classes will vary. As a result of market activity, current performance may vary from the figures shown.

    The Russell 1000(R) Growth Index is an unmanaged index generally representative of the U.S. market for large-capitalization growth stocks. Index returns do not include any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. It is not possible to invest directly in an index. Please refer to the chart and footnotes on page 4 for additional portfolio performance results.

Q   WHAT STRATEGIES DID YOU USE
    TO MANAGE THE PORTFOLIO?

A   We maintained our time-tested
strategy of seeking out stocks with improving fundamentals, particularly earnings growth. We have tried to look for companies where we believe growth has remained solid, where valuations are not egregiously high, and where there is potential to continue to grow or outgrow the industry.

Q   WHICH FACTORS HELPED
    PERFORMANCE DURING THIS PERIOD?

A   The consumer-discretionary sector
gave overall performance a shot in the arm. In general, the American consumer hasn't slowed his or her spending. New home and retail sales were strong for most of the period. Retail stocks began to falter in the second half of May when economists began to question the sustainability of consumers' strong spending patterns, given the general economic malaise and the rise in unemployment rates. Nonetheless, we remain committed to that sector as long as the earnings stay strong. The strength of the consumer also benefited Procter & Gamble. Historically, the demand for consumer staples has been immune to fluctuations in the economic cycle.

    Our relative underweighting in health care also gave the portfolio a boost. The Food and Drug Administration has been slow to approve new pharmaceuticals and there have been issues with the approval of generics, resulting in a negative environment for the pharmaceutical industry. Although the health-care sector generally performed poorly, some health-care-services companies, such as UnitedHealth Group and Tenet Healthcare, performed well. Much as with consumer staples, this sector is relatively insulated from the economic cycle. The portfolio's performance was also helped by an overweight position in energy stocks versus the benchmark. We also like suppliers of defense systems: With the increased fears of terrorist activity, Lockheed Martin and General Dynamics did well as the government announced plans to increase spending on defense related projects.

    Keep in mind not all stocks in the portfolio performed well and there is no guarantee that these securities will continue to perform well or be held by the portfolio in the future.

Q   WHICH HOLDINGS FELL SHORT
    OF YOUR EXPECTATIONS?

A   The technology sector was
primarily responsible for the portfolio's poor performance. After years of prodigious spending related to Y2K preparations and the Internet, corporate spending for technology has stagnated. As a result, many technology companies have seen both sales and profitability decline. Texas Instruments, Applied Materials and Intel all fared poorly as a result. Not all of the poor performance can be attributed to sector allocation, though. Clear Channel Communications was dogged by accounting issues and an antitrust lawsuit. IDEC Pharmaceuticals failed to get timely approval for its new anti-cancer drug, Zevalin.

Q   WHAT IS YOUR OUTLOOK FOR
    THE COMING MONTHS?

A   We are cautiously optimistic about
the second half of the year. With the market falling off as much as it has over the last two years, stocks are returning to what we believe are more-reasonable valuation levels, levels that are beginning to reflect the risks in the economy and the world. There are still many issues to be resolved in terms of corporate ethics and accounting issues. Longer term, as the economy recovers and corporate governance improves, we believe the overall health of the stock market should also begin to improve. Ultimately, we would like to see a stock market that is driven by fundamentals, not by sentiment.

                        BY THE NUMBERS

YOUR PORTFOLIO'S INVESTMENTS

June 30, 2002 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR PORTFOLIO'S INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
COMMON STOCKS  93.7%
AEROSPACE & DEFENSE  5.4%
General Dynamics Corp. .....................................   45,000   $  4,785,750
L-3 Communications Holdings, Inc. (a).......................   65,000      3,510,000
Lockheed Martin Corp. ......................................  130,000      9,035,000
Northrop Grumman Corp. .....................................   25,000      3,125,000
United Technologies Corp. ..................................   50,000      3,395,000
                                                                        ------------
                                                                          23,850,750
                                                                        ------------
AIRLINES  0.2%
Southwest Airlines Co. .....................................   53,000        856,480
                                                                        ------------
APPAREL RETAIL  0.9%
Limited Brands..............................................   90,000      1,917,000
Ross Stores, Inc. ..........................................   50,000      2,037,500
                                                                        ------------
                                                                           3,954,500
                                                                        ------------
APPLICATION SOFTWARE  3.4%
Electronic Arts, Inc. (a)...................................  130,000      8,586,500
Intuit, Inc. (a)............................................   80,000      3,977,600
Synopsys, Inc. (a)..........................................   50,000      2,740,500
                                                                        ------------
                                                                          15,304,600
                                                                        ------------
AUTOMOBILE MANUFACTURERS  1.3%
General Motors Corp. .......................................  105,000      5,612,250
                                                                        ------------

BANKS  4.6%
Bank of America Corp. ......................................   50,000      3,518,000
Fifth Third Bancorp.........................................   45,000      2,999,250
North Fork Bancorp, Inc. ...................................   30,000      1,194,300
SouthTrust Corp. ...........................................   90,000      2,350,800
Wachovia Corp. .............................................   65,000      2,481,700
Washington Mutual, Inc. ....................................   40,000      1,484,400
Wells Fargo & Co. ..........................................  125,000      6,257,500
                                                                        ------------
                                                                          20,285,950
                                                                        ------------
BIOTECHNOLOGY  1.6%
Gilead Sciences, Inc. (a)...................................  180,000      5,918,400
Millennium Pharmaceuticals, Inc. (a)........................  105,000      1,275,750
                                                                        ------------
                                                                           7,194,150
                                                                        ------------

                                               See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

June 30, 2002 (Unaudited)

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
BREWERS  1.2%
Anheuser-Busch Cos., Inc. ..................................  105,000   $  5,250,000
                                                                        ------------

CASINOS & GAMING  0.9%
Harrah's Entertainment, Inc. (a)............................   50,000      2,217,500
MGM MIRAGE (a)..............................................   50,000      1,687,500
                                                                        ------------
                                                                           3,905,000
                                                                        ------------
COMPUTER & ELECTRONICS RETAIL  0.4%
Best Buy Co., Inc. (a)......................................   50,000      1,815,000
                                                                        ------------

COMPUTER HARDWARE  1.2%
Dell Computer Corp. (a).....................................  205,000      5,358,700
                                                                        ------------

CONSUMER FINANCE  0.4%
MBNA Corp. .................................................   60,000      1,984,200
                                                                        ------------

DATA PROCESSING SERVICES  3.1%
Affiliated Computer Services, Inc., Class A (a).............   50,000      2,374,000
Concord EFS, Inc. (a).......................................  191,000      5,756,740
First Data Corp. ...........................................  155,000      5,766,000
                                                                        ------------
                                                                          13,896,740
                                                                        ------------
DEPARTMENT STORES  2.5%
Kohl's Corp. (a)............................................   91,000      6,377,280
Sears Roebuck & Co. ........................................   90,000      4,887,000
                                                                        ------------
                                                                          11,264,280
                                                                        ------------
DIVERSIFIED COMMERCIAL SERVICES  1.5%
Apollo Group, Inc., Class A (a).............................   97,500      3,843,450
H&R Block, Inc. ............................................   65,000      2,999,750
                                                                        ------------
                                                                           6,843,200
                                                                        ------------
DIVERSIFIED FINANCIAL SERVICES  1.8%
American Express Co. .......................................  130,000      4,721,600
Fannie Mae..................................................   35,000      2,581,250
Prudential Financial, Inc. .................................   25,000        834,000
                                                                        ------------
                                                                           8,136,850
                                                                        ------------
DRUG RETAIL  0.9%
Walgreen Co. ...............................................  105,000      4,056,150
                                                                        ------------

ELECTRONIC EQUIPMENT & INSTRUMENTS  0.7%
QLogic Corp. (a)............................................   80,000      3,048,000
                                                                        ------------

See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

June 30, 2002 (Unaudited)

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
GENERAL MERCHANDISE STORES  2.5%
Costco Wholesale Corp. (a)..................................   65,000   $  2,510,300
Wal-Mart Stores, Inc. ......................................  155,000      8,526,550
                                                                        ------------
                                                                          11,036,850
                                                                        ------------
GOLD  0.2%
Newmont Mining Corp. .......................................   40,000      1,053,200
                                                                        ------------

HEALTH CARE DISTRIBUTORS & SERVICES  2.5%
AmerisourceBergen Corp. ....................................   65,000      4,940,000
Express Scripts, Inc., Class A (a)..........................   50,000      2,505,500
Quest Diagnostics, Inc. (a).................................   45,000      3,872,250
                                                                        ------------
                                                                          11,317,750
                                                                        ------------
HEALTH CARE EQUIPMENT  2.4%
Baxter International, Inc. .................................   50,000      2,222,500
Boston Scientific Corp. (a).................................   80,000      2,345,600
Medtronic, Inc. ............................................   75,000      3,213,750
St. Jude Medical, Inc. (a)..................................   40,000      2,954,000
                                                                        ------------
                                                                          10,735,850
                                                                        ------------
HEALTH CARE FACILITIES  3.0%
HCA, Inc. ..................................................  129,000      6,127,500
Tenet Healthcare Corp. (a)..................................  102,000      7,298,100
                                                                        ------------
                                                                          13,425,600
                                                                        ------------
HEALTH CARE SUPPLIES  0.3%
Zimmer Holdings, Inc. (a)...................................   40,000      1,426,400
                                                                        ------------

HOME IMPROVEMENT RETAIL  1.9%
Lowe's Co., Inc. ...........................................  185,000      8,399,000
                                                                        ------------

HOMEBUILDING  0.9%
Lennar Corp. ...............................................   65,000      3,978,000
                                                                        ------------

HOTELS  0.5%
Starwood Hotels & Resorts Worldwide, Inc., Class B..........   65,000      2,137,850
                                                                        ------------

HOUSEHOLD PRODUCTS  2.1%
Procter & Gamble Co. .......................................  105,000      9,376,500
                                                                        ------------

INDUSTRIAL CONGLOMERATES  2.1%
3M Co. .....................................................   50,000      6,150,000
General Electric Co. .......................................  105,000      3,050,250
                                                                        ------------
                                                                           9,200,250
                                                                        ------------

                                               See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

June 30, 2002 (Unaudited)

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
INDUSTRIAL MACHINERY  0.5%
Danaher Corp. ..............................................   35,000   $  2,322,250
                                                                        ------------

INSURANCE BROKERS  0.3%
Arthur J. Gallagher & Co. ..................................   35,000      1,212,750
                                                                        ------------

INTERNET RETAIL  3.0%
Amazon.com, Inc. (a)........................................  230,000      3,737,500
eBay, Inc. (a)..............................................  155,000      9,551,100
                                                                        ------------
                                                                          13,288,600
                                                                        ------------
INTERNET SOFTWARE & SERVICES  0.8%
Yahoo!, Inc. (a)............................................  230,000      3,394,800
                                                                        ------------

MANAGED HEALTH CARE  3.1%
UnitedHealth Group, Inc. ...................................  106,000      9,704,300
WellPoint Health Networks, Inc. (a).........................   50,000      3,890,500
                                                                        ------------
                                                                          13,594,800
                                                                        ------------
METAL & GLASS CONTAINERS  0.2%
Ball Corp. .................................................   20,000        829,600
                                                                        ------------

MOTORCYCLE MANUFACTURERS  0.8%
Harley-Davidson, Inc. ......................................   70,000      3,588,900
                                                                        ------------

MOVIES & ENTERTAINMENT  1.8%
Viacom, Inc., Class B (a)...................................  180,000      7,986,600
                                                                        ------------

NETWORKING EQUIPMENT  1.2%
Cisco Systems, Inc. (a).....................................  390,000      5,440,500
                                                                        ------------

OIL & GAS DRILLING  1.1%
Noble Drilling Corp. (a)....................................   50,000      1,930,000
Transocean, Inc. ...........................................   90,000      2,803,500
                                                                        ------------
                                                                           4,733,500
                                                                        ------------
OIL & GAS EQUIPMENT & SERVICES  3.6%
Baker Hughes, Inc. .........................................  104,100      3,465,489
BJ Services Co. (a).........................................  130,000      4,404,400
Smith International, Inc. (a)...............................   65,000      4,432,350
Weatherford International Ltd. (a)..........................   90,000      3,888,000
                                                                        ------------
                                                                          16,190,239
                                                                        ------------

See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

June 30, 2002 (Unaudited)

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
OIL & GAS EXPLORATION & PRODUCTION  1.8%
Anadarko Petroleum Corp. ...................................   25,000   $  1,232,500
Apache Corp. ...............................................   90,000      5,173,200
Devon Energy Corp. .........................................   35,000      1,724,800
                                                                        ------------
                                                                           8,130,500
                                                                        ------------
PACKAGED FOODS  1.0%
Kraft Foods, Inc., Class A..................................  105,000      4,299,750
                                                                        ------------

PERSONAL PRODUCTS  0.6%
Avon Products, Inc. ........................................   50,000      2,612,000
                                                                        ------------

PHARMACEUTICALS  2.0%
Forest Laboratories, Inc. (a)...............................   35,000      2,478,000
Johnson & Johnson...........................................   90,000      4,703,400
Pfizer, Inc. ...............................................   50,000      1,750,000
                                                                        ------------
                                                                           8,931,400
                                                                        ------------
PROPERTY & CASUALTY  0.6%
Progressive Corp. ..........................................   45,000      2,603,250
                                                                        ------------

PUBLISHING & PRINTING  0.9%
Gannett Co., Inc. ..........................................   50,000      3,795,000
                                                                        ------------

RESTAURANTS  2.0%
Darden Restaurants, Inc. ...................................   75,000      1,852,500
Starbucks Corp. (a).........................................  210,000      5,218,500
Yum! Brands, Inc. (a).......................................   65,000      1,901,250
                                                                        ------------
                                                                           8,972,250
                                                                        ------------
SEMICONDUCTOR EQUIPMENT  2.4%
Applied Materials, Inc. (a).................................  415,000      7,893,300
Novellus Systems, Inc. (a)..................................   80,000      2,720,000
                                                                        ------------
                                                                          10,613,300
                                                                        ------------
SEMICONDUCTORS  5.7%
Broadcom Corp. (a)..........................................  130,000      2,280,200
Linear Technology Corp. ....................................  130,000      4,085,900
Maxim Integrated Products, Inc. (a).........................  106,000      4,062,980
Microchip Technology, Inc. (a)..............................  232,500      6,377,475
Micron Technology, Inc. (a).................................  130,000      2,628,600
Texas Instruments, Inc. ....................................  255,000      6,043,500
                                                                        ------------
                                                                          25,478,655
                                                                        ------------

                                               See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

June 30, 2002 (Unaudited)

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
SOFT DRINKS  2.1%
Coca-Cola Co. ..............................................   75,000   $  4,200,000
PepsiCo, Inc. ..............................................  105,000      5,061,000
                                                                        ------------
                                                                           9,261,000
                                                                        ------------
SPECIALTY STORES  3.2%
AutoZone, Inc. (a)..........................................   50,000      3,865,000
Bed Bath & Beyond, Inc. (a).................................  130,000      4,906,200
Office Depot, Inc. (a)......................................  170,000      2,856,000
Staples, Inc. (a)...........................................  130,000      2,561,000
                                                                        ------------
                                                                          14,188,200
                                                                        ------------
STEEL  0.4%
Nucor Corp. ................................................   30,000      1,951,200
                                                                        ------------

SYSTEMS SOFTWARE  2.2%
Microsoft Corp. (a).........................................  105,000      5,743,500
Oracle Corp. (a)............................................  155,000      1,467,850
Symantec Corp. (a)..........................................   75,000      2,463,750
                                                                        ------------
                                                                           9,675,100
                                                                        ------------
TELECOMMUNICATIONS EQUIPMENT  1.2%
Motorola, Inc. .............................................  385,000      5,551,700
                                                                        ------------

TOBACCO  0.8%
Philip Morris Cos., Inc. ...................................   80,000      3,494,400
                                                                        ------------

TOTAL LONG-TERM INVESTMENTS  93.7%
  (Cost $410,927,363)................................................    416,844,294

REPURCHASE AGREEMENT  6.4%
UBS Securities ($28,414,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 06/28/02, to be sold on
  07/01/02 at $28,418,499)
  (Cost $28,414,000).................................................     28,414,000
                                                                        ------------

TOTAL INVESTMENTS  100.1%
  (Cost $439,341,363)................................................    445,258,294
LIABILITIES IN EXCESS OF OTHER ASSETS  (0.1%)........................       (644,655)
                                                                        ------------

NET ASSETS  100.0%...................................................   $444,613,639
                                                                        ============

(a) Non-income producing security as this stock currently does not declare dividends.

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
June 30, 2002 (Unaudited)

ASSETS:
Total Investments (Cost $439,341,363).......................  $ 445,258,294
Receivables:
  Investments Sold..........................................      9,182,608
  Portfolio Shares Sold.....................................      1,163,343
  Dividends.................................................        205,149
  Interest..................................................          4,499
Other.......................................................         54,829
                                                              -------------
    Total Assets............................................    455,868,722
                                                              -------------
LIABILITIES:
Payables:
  Investments Purchased.....................................      9,412,270
  Custodian Bank............................................        734,141
  Portfolio Shares Repurchased..............................        624,525
  Investment Advisory Fee...................................        266,968
  Distributor and Affiliates................................         70,252
Accrued Expenses............................................         79,102
Trustees' Deferred Compensation and Retirement Plans........         67,825
                                                              -------------
    Total Liabilities.......................................     11,255,083
                                                              -------------
NET ASSETS..................................................  $ 444,613,639
                                                              =============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $ 809,479,048
Net Unrealized Appreciation.................................      5,916,931
Accumulated Undistributed Net Investment Income.............       (680,804)
Accumulated Net Realized Loss...............................   (370,101,536)
                                                              -------------
NET ASSETS..................................................  $ 444,613,639
                                                              =============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE:
  Class I Shares (Based on net assets of $310,638,811 and
    13,454,384 shares of beneficial interest issued and
    outstanding)............................................  $       23.09
                                                              =============
  Class II Shares (Based on net assets of $133,974,828 and
    5,807,506 shares of beneficial interest issued and
    outstanding)............................................  $       23.07
                                                              =============

                                               See Notes to Financial Statements

Statement of Operations
For the Six Months Ended June 30, 2002 (Unaudited)

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $493)........  $  1,141,034
Interest....................................................       323,752
Other.......................................................           195
                                                              ------------
    Total Income............................................     1,464,981
                                                              ------------
EXPENSES:
Investment Advisory Fee.....................................     1,729,521
Distribution (12b-1) and Service Fees.......................       168,460
Custody.....................................................        30,352
Legal.......................................................        11,395
Trustees' Fees and Related Expenses.........................         9,957
Other.......................................................       125,260
                                                              ------------
    Total Expenses..........................................     2,074,945
    Less Credits Earned on Cash Balances....................           286
                                                              ------------
    Net Expenses............................................     2,074,659
                                                              ------------
NET INVESTMENT LOSS.........................................  $   (609,678)
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $(64,993,006)
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    39,831,346
  End of the Period.........................................     5,916,931
                                                              ------------
Net Unrealized Depreciation During the Period...............   (33,914,415)
                                                              ------------
NET REALIZED AND UNREALIZED LOSS............................  $(98,907,421)
                                                              ============
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $(99,517,099)
                                                              ============

See Notes to Financial Statements

Statements of Changes in Net Assets
(Unaudited)

                                                   SIX MONTHS ENDED       YEAR ENDED
                                                    JUNE 30, 2002      DECEMBER 31, 2001
                                                   -------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income/Loss........................  $    (609,678)       $   1,171,133
Net Realized Loss.................................    (64,993,006)        (262,717,691)
Net Unrealized Appreciation/Depreciation During
  the Period......................................    (33,914,415)          28,129,172
                                                    -------------        -------------
Change in Net Assets from Operations..............    (99,517,099)        (233,417,386)
                                                    -------------        -------------

Distributions from Net Investment Income:
  Class I Shares..................................     (1,109,472)            (512,780)
  Class II Shares.................................        (63,651)                 -0-
                                                    -------------        -------------
Total Distributions...............................     (1,173,123)            (512,780)
                                                    -------------        -------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES......................................   (100,690,222)        (233,930,166)
                                                    -------------        -------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.........................    114,768,482          360,213,505
Net Asset Value of Shares Issued Through Dividend
  Reinvestment....................................      1,173,123              512,780
Cost of Shares Repurchased........................    (90,578,352)        (260,943,862)
                                                    -------------        -------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS....................................     25,363,253           99,782,423
                                                    -------------        -------------
TOTAL DECREASE IN NET ASSETS......................    (75,326,969)        (134,147,743)
NET ASSETS:
Beginning of the Period...........................    519,940,608          654,088,351
                                                    -------------        -------------
End of the Period (Including accumulated
  undistributed net investment income of
  ($680,804) and $1,101,997, respectively)........  $ 444,613,639        $ 519,940,608
                                                    =============        =============

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                          SIX MONTHS
                            ENDED                 YEAR ENDED DECEMBER 31,
CLASS I SHARES             JUNE 30,    ---------------------------------------------
                             2002       2001      2000      1999      1998     1997
                          ----------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF THE
  PERIOD.................  $ 28.36     $ 41.44   $ 46.22   $ 22.62   $16.45   $13.66
                           -------     -------   -------   -------   ------   ------
  Net Investment
    Income/Loss..........     (.02)        .08       .04      (.01)    (.01)    (.01)
  Net Realized and
    Unrealized
    Gain/Loss............    (5.17)     (13.13)    (4.67)    23.61     6.19     2.80
                           -------     -------   -------   -------   ------   ------
Total from Investment
  Operations.............    (5.19)     (13.05)    (4.63)    23.60     6.18     2.79
                           -------     -------   -------   -------   ------   ------
Less:
  Distributions from Net
    Investment Income....      .08         .03       -0-       -0-      .01      -0-
  Distributions from Net
    Realized Gain........      -0-         -0-       .15       -0-      -0-      -0-
                           -------     -------   -------   -------   ------   ------
Total Distributions......      .08         .03       .15       -0-      .01      -0-
                           -------     -------   -------   -------   ------   ------
NET ASSET VALUE, END OF
  THE PERIOD.............  $ 23.09     $ 28.36   $ 41.44   $ 46.22   $22.62   $16.45
                           =======     =======   =======   =======   ======   ======

Total Return*............  -18.34%**   -31.49%   -10.15%   104.38%   37.56%   20.42%
Net Assets at End of the
  Period (In millions)...  $ 310.6     $ 398.4   $ 602.6   $ 263.5   $ 33.4   $ 10.5
Ratio of Expenses to
  Average Net Assets*....     .77%        .76%      .75%      .85%     .85%     .85%
Ratio of Net Investment
  Income/Loss to Average
  Net Assets*............    (.18%)       .26%      .09%     (.17%)   (.23%)   (.11%)
Portfolio Turnover.......     130%**      174%      108%       96%      91%     116%
 * If certain expenses had not been voluntarily assumed by Van Kampen, total returns would have been lower and the ratios would have been as follows:
Ratio of Expenses to
  Average Net Assets.....      N/A         N/A       N/A      .88%    1.23%    2.14%
Ratio of Net Investment
  Loss to Average Net
  Assets.................      N/A         N/A       N/A     (.20%)   (.61%)  (1.40%)

** Non-Annualized

N/A--Not Applicable.

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                       SEPTEMBER 18, 2000
                                         SIX MONTHS                     (COMMENCEMENT OF
                                           ENDED        YEAR ENDED         INVESTMENT
CLASS II SHARES                           JUNE 30,     DECEMBER 31,      OPERATIONS) TO
                                            2002           2001        DECEMBER 31, 2000
                                         ------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD................................  $ 28.30        $ 41.41            $ 53.39
                                          -------        -------            -------
  Net Investment Income/Loss............     (.06)          (.03)               .01
  Net Realized and Unrealized Loss......    (5.16)        (13.08)            (11.99)
                                          -------        -------            -------
Total from Investment Operations........    (5.22)        (13.11)            (11.98)
Less Distributions from Net Investment
  Income................................      .01            -0-                -0-
                                          -------        -------            -------
NET ASSET VALUE, END OF THE PERIOD......  $ 23.07        $ 28.30            $ 41.41
                                          =======        =======            =======

Total Return (a)........................  -18.44%*       -31.66%            -22.44%*
Net Assets at End of the Period (In
  millions).............................  $ 134.0        $ 121.6            $  51.5
Ratio of Expenses to Average Net
  Assets................................    1.02%          1.01%              1.00%
Ratio of Net Investment Income/Loss to
  Average Net Assets....................    (.43%)         (.10%)              .16%
Portfolio Turnover......................     130%*          174%               108%*

 * Non-Annualized

(a) This return includes combined Rule 12b-1 fees and service fees of up to .25%.

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

June 30, 2002 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Life Investment Trust Emerging Growth Portfolio (the "Portfolio") is organized as a series of the Van Kampen Life Investment Trust (the "Trust"), a Delaware business trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Portfolio's investment objective is to seek capital appreciation. The Portfolio commenced investment operations on July 3, 1995. The distribution of the Portfolio's Class II Shares commenced on September 18, 2000.

    The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Listed and unlisted securities for which the last sales price is not available are valued at the mean of the bid and asked prices, or, if not available, their fair value as determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Portfolio may invest in repurchase agreements which are short-term investments in which the Portfolio acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Portfolio may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Portfolio will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Portfolio.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2002 (Unaudited)

C. INCOME AND EXPENSE Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Portfolio are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Portfolio intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At December 31, 2001, the Portfolio had an accumulated capital loss carryforward for tax purposes of $283,733,169 which will expire between December 31, 2008 and 2009.

    At June 30, 2002, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................  $439,692,330
                                                              ============
Gross tax unrealized appreciation...........................    28,642,016
Gross tax unrealized depreciation...........................   (23,076,052)
                                                              ------------
Net tax unrealized appreciation on investments..............  $  5,565,964
                                                              ============

E. DISTRIBUTION OF INCOME AND GAINS The Portfolio declares and pays dividends annually from net investment income and from net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes.

    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of deferral of losses relating to wash sale transactions.

F. EXPENSE REDUCTIONS During the six months ended June 30, 2002, the Portfolio's custody fee was reduced by $286 as a result of credits earned on cash balances.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2002 (Unaudited)

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Portfolio's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Portfolio for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $500 million..........................................     .70%
Next $500 million...........................................     .65%
Over $1 billion.............................................     .60%

    The Adviser has voluntarily agreed to reimburse the Portfolio for all expenses as a percent of average daily net assets in excess of .85% and 1.10% for Class I and II, respectively. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion. For the six months ended June 30, 2002, the Advisor did not voluntarily waive any of its investment advisory fees.

    For the six months ended June 30, 2002, the Portfolio recognized expenses of approximately $11,400, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Portfolio, of which a trustee of the Portfolio is an affiliated person.

    Under an Accounting Services agreement, the Adviser provides accounting services to the Portfolio. The Adviser allocates the cost of such services to each portfolio. For the six months ended June 30, 2002, the Portfolio recognized expenses of approximately $19,200, representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Portfolio, which is reported as part of "Other" expenses in the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Portfolio. For the six months ended June 30, 2002, the Portfolio recognized expenses of approximately $7,400 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Portfolio's Board of Trustees and are based on competitive benchmarks.

    Certain officers and trustees of the Portfolio are also officers and directors of Van Kampen. The Portfolio does not compensate its officers or trustees who are officers of Van Kampen.

    The Portfolio provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Portfolio and to the extent permitted by the 1940 Act,

NOTES TO
FINANCIAL STATEMENTS

June 30, 2002 (Unaudited)

as amended, invested in the common shares of those funds selected by the trustees. Investments in such funds of $44,309 are included in "Other" assets on the Statement of Assets and Liabilities at June 30, 2002. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Portfolio. The maximum annual benefit per trustee under the plan is $2,500.

    For the six months ended June 30, 2002, the Portfolio paid brokerage commissions to Morgan Stanley DW Inc., an affiliate of Van Kampen, totaling $25,205.

3. CAPITAL TRANSACTIONS

    At June 30, 2002, capital aggregated $612,778,988 and $196,700,060 for
Classes I and II, respectively. For the six months ended June 30, 2002, transactions were as follows:

                                                             SHARES         VALUE
Sales:
  Class I................................................   2,362,376    $ 62,740,415
  Class II...............................................   1,979,596      52,028,067
                                                           ----------    ------------
Total Sales..............................................   4,341,972    $114,768,482
                                                           ==========    ============
Dividend Reinvestment:
  Class I................................................      41,429    $  1,109,472
  Class II...............................................       2,378          63,651
                                                           ----------    ------------
Total Dividend Reinvestment..............................      43,807    $  1,173,123
                                                           ==========    ============
Repurchases:
  Class I................................................  (2,998,838)   $(78,819,749)
  Class II...............................................    (470,471)    (11,758,603)
                                                           ----------    ------------
Total Repurchases........................................  (3,469,309)   $(90,578,352)
                                                           ==========    ============

NOTES TO
FINANCIAL STATEMENTS

June 30, 2002 (Unaudited)

    At December 31, 2001, capital aggregated $627,748,850 and $156,366,945 for Classes I and II, respectively. For the year ended December 31, 2001, transactions were as follows:

                                                            SHARES         VALUE
Sales:
  Class I...............................................   7,902,921   $ 259,887,868
  Class II..............................................   3,165,797     100,325,637
                                                          ----------   -------------
Total Sales.............................................  11,068,718   $ 360,213,505
                                                          ==========   =============
Dividend Reinvestment:
  Class I...............................................      15,974   $     512,780
  Class II..............................................         -0-             -0-
                                                          ----------   -------------
Total Dividend Reinvestment.............................      15,974   $     512,780
                                                          ==========   =============
Repurchases:
  Class I...............................................  (8,411,454)  $(257,713,839)
  Class II..............................................    (113,278)     (3,230,023)
                                                          ----------   -------------
Total Repurchases.......................................  (8,524,732)  $(260,943,862)
                                                          ==========   =============

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $641,042,783 and $596,297,688, respectively.

5. DISTRIBUTION AND SERVICE PLANS

The Portfolio has adopted a distribution plan with respect to its Class II Shares pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Portfolio's Class II Shares, ongoing shareholder services and maintenance of shareholder accounts with respect to such shares. Under the Plans, the Portfolio may spend up to a total of .35% per year of the Portfolio's average daily net assets with respect to its Class II Shares. Notwithstanding the foregoing, the Portfolio's Board of Trustees currently limits the aggregate amount payable under the Plans to .25% per year of the Portfolio's average daily net assets with respect to its Class II Shares.

    Annual fees under the Plans of up to .25% of Class II average daily net assets are accrued daily. Included in these fees for the six months ended June 30, 2002 are payments retained by Van Kampen of approximately $16,900.

           VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity and Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

Global/International

   Asian Equity
   Emerging Markets
   European Value Equity
   Global Equity Allocation
   Global Franchise
   Global Value Equity
   International Advantage
   International Magnum
   Latin American
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income*

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income*
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Strategic Municipal Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at (800) 847-2424
  Telecommunications Device
  for the Deaf (TDD) users,
  call (800) 421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN LIFE INVESTMENT TRUST EMERGING GROWTH PORTFOLIO

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG, LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Portfolio, as defined in the Investment Company Act of 1940, as amended.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
                    Copyright (C)2002 Van Kampen Funds Inc. All rights reserved.
LIT SAR EMG 8/02                                               Member NASD/SIPC.
                                                                 6972H02-AP-8/02

                            Table of Contents

                                     OVERVIEW
                      LETTER TO POLICYHOLDERS       1
                            ECONOMIC SNAPSHOT       2

                          PERFORMANCE SUMMARY
                            RETURN HIGHLIGHTS       4
             Q&A WITH YOUR PORTFOLIO MANAGERS       5

                               BY THE NUMBERS
                 YOUR PORTFOLIO'S INVESTMENTS       8
                         FINANCIAL STATEMENTS      16
                NOTES TO FINANCIAL STATEMENTS      21

                       VAN KAMPEN INVESTMENTS
               THE VAN KAMPEN FAMILY OF FUNDS      27
    BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      28

You have a time-tested partner in Van Kampen.

This report must be preceded or accompanied by a prospectus for the portfolio being offered.

This portfolio is being offered through a variable insurance contract.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO POLICYHOLDERS
July 22, 2002

Dear Policyholder,

Due to events in the markets and the well-publicized controversies surrounding certain companies, the recent months have been challenging for many investors.

Against this backdrop, you may be re-evaluating your investments. In this regard, your financial advisor is a particularly valuable resource. Your advisor can help you review your current asset allocation and determine whether it remains appropriate for your goals, risk tolerance and time horizon.

You also have a time-tested partner in Van Kampen. With roots extending to 1927, our legacy spans other market downturns and periods of uncertainty. While the causes of turbulence have changed, our generations of experience have taught us the enduring value of patience, discipline and long-term focus.

                  Thank you for your continued trust in Van Kampen. We appreciate the opportunity to help you and your loved ones enjoy life's true wealth--family, friends and life's daily pleasures.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Asset Management Inc.

ECONOMIC SNAPSHOT

THE ECONOMY
OVERALL ECONOMIC ACTIVITY INCREASED MODESTLY IN JUNE, CONTINUING THE TREND THAT HAS BEEN EVIDENT THROUGHOUT 2002.

SIGNS OF GROWTH WERE EVIDENT IN MANY OF THE STATISTICAL MEASURES RELEASED THROUGHOUT THE MONTH. FOR EXAMPLE, MANUFACTURING ACTIVITY, WHICH SLOWLY GAINED MOMENTUM IN RECENT MONTHS, CLIMBED TO ITS HIGHEST LEVEL SINCE JUNE 1999.

AND, DESPITE LESS-THAN-ANTICIPATED EMPLOYMENT GROWTH AND INCREASING UNCERTAINTY IN WORLD ECONOMICS AND POLITICS, U.S. CONSUMERS CONTINUED TO SUPPORT DOMESTIC GROWTH THROUGH THE PURCHASE OF HOUSES, CARS AND EVERYDAY MERCHANDISE AND SERVICES.

FINALLY, AS IF ACKNOWLEDGING HOW FAR THE ECONOMY HAS COME--AND HOW FAR IT STILL HAS TO GO--THE FEDERAL RESERVE BOARD CHOSE TO LEAVE SHORT-TERM INTEREST RATES AT THE REMARKABLY LOW LEVELS THAT PREVAILED THROUGHOUT THE FIRST HALF OF 2002.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(March 31, 2000--March 31, 2002)

[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Mar 00                                                                            4.8
Jun 00                                                                            5.7
Sep 00                                                                            1.3
Dec 00                                                                            1.9
Mar 01                                                                            1.3
Jun 01                                                                            0.3
Sep 01                                                                           -1.3
Dec 01                                                                            1.7
Mar 02                                                                            6.1

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(June 30, 2000--June 30, 2002)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Jun 00                                                                      6.50                               3.70
                                                                            6.50                               3.70
                                                                            6.50                               3.40
Sept 00                                                                     6.50                               3.50
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Dec 00                                                                      6.50                               3.40
                                                                            5.50                               3.70
                                                                            5.50                               3.50
Mar 01                                                                      5.00                               2.90
                                                                            4.50                               3.30
                                                                            4.00                               3.60
Jun 01                                                                      3.75                               3.20
                                                                            3.75                               2.70
                                                                            3.50                               2.70
Sept 01                                                                     3.00                               2.60
                                                                            2.50                               2.10
                                                                            2.00                               1.90
Dec 01                                                                      1.75                               1.60
                                                                            1.75                               1.10
                                                                            1.75                               1.10
Mar 02                                                                      1.75                               1.50
                                                                            1.75                               1.60
                                                                            1.75                               1.20
Jun 02                                                                      1.75                               1.10

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of June 30, 2002)

                                                 CLASS I    CLASS II
------------------------------------------------------------------------
Six-month total return based on NAV(1)            -18.61%    -18.75%
------------------------------------------------------------------------
One-year total return based on NAV(1)             -22.61%    -22.79%
------------------------------------------------------------------------
Five-year average annual total return based on
NAV(1)                                             -0.64%        N/A
------------------------------------------------------------------------
Ten-year average annual total return based on
NAV(1)                                              8.66%        N/A
------------------------------------------------------------------------
Life-of-Portfolio average annual total return
based on NAV(1)                                     8.09%    -29.12%
------------------------------------------------------------------------
Commencement date                                04/07/86   07/24/00
------------------------------------------------------------------------

    N/A = Not Applicable

(1) Total return based on net asset value (NAV) assumes reinvestment of all distributions for the period. The returns for Class II Shares include combined Rule 12b-1 fees and service fees of up to .25%. The Portfolio's Adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the Portfolio's returns would have been lower.

    Total returns do not include any charges, expenses, or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, the returns would have been lower.

    See the Comparative Performance section of the current prospectus. An investment in the Portfolio is subject to investment risks, and you could lose money on your investment in the Portfolio. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Investment returns and principal value will fluctuate and Portfolio shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. As a result of recent market activity, current performance may vary from the figures shown.

    Market forecasts provided in this report may not necessarily come to pass.

    The Portfolio being offered is through a variable insurance contract.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN LIFE INVESTMENT TRUST--ENTERPRISE PORTFOLIO ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE PORTFOLIO'S RETURN DURING THE SIX MONTHS ENDED JUNE 30, 2002. THE PORTFOLIO IS MANAGED BY THE ADVISER'S MULTI-CAP GROWTH TEAM. CURRENT MEMBERS(1) OF THE TEAM INCLUDE JEFF D. NEW, MANAGING DIRECTOR, MIKE DAVIS, EXECUTIVE DIRECTOR, MARY JAYNE MALY, VICE PRESIDENT, AND SEAN CONNER, VICE PRESIDENT. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE PORTFOLIO'S PERFORMANCE.

(1) Team members may change at any time without notice.

Q   HOW DID THE PORTFOLIO PERFORM
    DURING THE SIX-MONTH PERIOD?

A   In a difficult environment for
equity investing, the portfolio returned -18.61 percent for the six-month period ended June 30, 2002. By comparison, the Standard & Poor's 500 Index returned -13.15 percent in the period. The Russell 1000(R) Growth Index, which more closely resembles the portfolio, returned -20.78 percent. Performance information for the portfolio reflects Class I shares. Total return based on net asset value (NAV) of Class I shares assumes reinvestment of all distributions for the period. Total returns do not include any charges, expenses or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, the returns would have been lower. There are no sales charges or additional expenses included at the portfolio level. The portfolio's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements, the portfolio's returns would have been lower. Past performance is no guarantee of future results. Performance for other share classes will vary. Investment return and principal value will fluctuate and portfolio shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from figures shown. The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market, and the Russell 1000(R) Growth Index is an unmanaged index that reflects the general performance of growth stocks. Index returns do not include any sales charges or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index. Please refer to the chart and footnotes on page 4 for additional portfolio performance results.

Q  WHAT WERE SOME OF THE
   BROADER MARKET FACTORS THAT MADE THE INVESTING ENVIRONMENT CHALLENGING?

A   The volatile market environment
that became pronounced after the September 11 terrorist attacks continued into the first half of 2002, exacerbated by weak corporate profits, earnings disappointments and concerns of accounting practices as a result of the Enron and WorldCom debacles. Positive factors included some signs of macroeconomic improvement during the period, as a number of positive data points were reported and inflation remained stable. Nonetheless, investor confidence deteriorated, leading to a decline among most stock indices during the reporting period.

Q   GIVEN THE TURBULENT MARKET
    ENVIRONMENT, WHAT WAS YOUR STRATEGY IN MANAGING THE PORTFOLIO?

A   As we do in all types of market
conditions, we continued to use a research-oriented, bottom-up investment strategy where we focus on growth companies that we believe offer a combination of strong current or expected future business fundamentals and an attractive valuation. Early in 2001, our management approach took the form of a "barbell" strategy. Using such an approach, we divided the portfolio roughly in half between two types of stocks. On one side of the barbell, we invested in defensively oriented growth companies--stocks, in other words, we thought would perform favorably in a slowing economy. On the other side of the barbell were more economically sensitive companies--those we thought would benefit if the economy significantly improved. We continue to use this barbell approach, ideally seeking companies that have, in our view, an optimal blend of strong fundamentals and attractive valuations.

Q   CAN YOU GIVE SOME EXAMPLES OF
    STOCKS THAT DETRACTED FROM PERFORMANCE IN THE PERIOD?

A   Most of the portfolio's laggards
were concentrated in technology and industrial stocks. Tyco, which had been one of the portfolio's largest positions, declined sharply and was eliminated during the period. The company had planned to split itself into four parts, but plans fell through and management credibility issues arose. In technology, contract manufacturers Celestica and Flextronics--outsourcing companies used by major tech firms to assemble and deliver the actual hardware--were hard hit by the tech slowdown. Electronic Data Systems (EDS), a services provider with strong business ties to WorldCom, declined sharply after WorldCom announced its balance sheet problems. The portfolio's position in EDS was reduced, but it remained in the portfolio at the end of the period. Waste Management was another disappointing holding, and was eliminated in February after pre-announcing that it would miss analysts' December 2001 quarter-end earnings estimates.

Q   WHAT WERE SOME OF THE
    STOCKS WHOSE PERFORMANCE HELPED THE PORTFOLIO DURING THE REPORTING PERIOD?

A   Despite the difficult market
environment, there were some bright spots in the portfolio. Wellpoint Health Networks and United Healthcare, two managed-care organizations (HMO), benefited from increases in insurance premiums. PPG Industries, a chemical company with ties to the automotive industry, rose as a result of strong auto sales. In the retail sector, Sears posted gains after exceeding earnings estimates, as new management continued restructuring the company. Limited Brands also turned in a strong showing in the period, propelled by strong consumer demand. Elsewhere, Bank of America and Wachovia contributed positively to performance, as did Boston Scientific, which benefited from a favorable court ruling during the period.

    Keep in mind that not all stocks in the portfolio performed favorably, nor is there any guarantee that these stocks will continue to perform well or be held by the portfolio in the future.

Q   WERE THERE ANY MAJOR PORTFOLIO
    SHIFTS DURING THE PERIOD?

A   As we mentioned, Tyco, formerly a
major portfolio holding was eliminated. The portfolio's position in Wal-Mart has grown significantly, as the stock has performed well as the company continued to gain market share, aided by its strong and successful push in offering groceries in its stores. Elsewhere, we reduced the portfolio's position in IBM, first on valuation concerns and then because of deteriorating fundamentals in the tech sector overall.

Q   HOW DO YOU PLAN TO MANAGE THE
    PORTFOLIO GOING FORWARD?

A   Uncertainty is still present in the
market, and accordingly we plan to continue to adhere to our barbell investment approach. We believe it is important to select stocks carefully in this market environment. Our goal is to seek to manage downside risk as much as possible, while still positioning the portfolio to participate fully in a market upturn.

    Despite the current economic downturn, we continue to see a number of positive signs for the market--low interest rates, controlled inflation and improving economic data--that suggest an economic recovery may be in sight sometime later this year, or early in 2003. Every day we reevaluate our portfolio to determine whether the portfolio's balance of defensive and more economically sensitive stocks is appropriate. As we await more conclusive signs on the likely economic direction and companies' earnings prospects, we will continue to search for growth companies that meet our investment criteria of positive fundamentals and attractive valuations.

                        BY THE NUMBERS

YOUR PORTFOLIO'S INVESTMENTS

June 30, 2002 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR PORTFOLIO'S INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
COMMON STOCKS  96.0%
ADVERTISING  0.5%
Interpublic Group Cos., Inc. ...............................   31,000   $    767,560
                                                                        ------------

AEROSPACE & DEFENSE  1.0%
Honeywell International, Inc. ..............................   44,687      1,574,323
                                                                        ------------
APPAREL & ACCESSORIES  1.5%
Jones Apparel Group, Inc. (a)...............................   45,800      1,717,500
Polo Ralph Lauren Corp., Class A (a)........................   31,700        710,080
                                                                        ------------
                                                                           2,427,580
                                                                        ------------
APPAREL RETAIL  1.7%
Limited Brands..............................................   58,000      1,235,400
TJX Co., Inc. ..............................................   77,000      1,509,970
                                                                        ------------
                                                                           2,745,370
                                                                        ------------
APPLICATION SOFTWARE  1.7%
Autodesk, Inc. .............................................   30,000        397,500
Cadence Design Systems, Inc. (a)............................   35,600        573,872
Electronic Arts, Inc. (a)...................................    7,000        462,350
Intuit, Inc. (a)............................................   20,000        994,400
PeopleSoft, Inc. (a)........................................   25,000        372,000
                                                                        ------------
                                                                           2,800,122
                                                                        ------------
AUTO PARTS & EQUIPMENT  1.1%
Johnson Controls, Inc. .....................................   11,600        946,676
Lear Corp. (a)..............................................   19,000        878,750
                                                                        ------------
                                                                           1,825,426
                                                                        ------------
BANKS  5.1%
Bank of America Corp. ......................................   25,781      1,813,951
Bank One Corp. .............................................   11,434        439,980
Compass Bancshares, Inc. ...................................   11,000        369,600
Fifth Third Bancorp.........................................    7,000        466,550
FleetBoston Financial Corp. ................................   11,000        355,850
KeyCorp.....................................................   22,000        600,600
National City Corp. ........................................   19,000        631,750
SunTrust Banks, Inc. .......................................   10,000        677,200
Wachovia Corp. .............................................   14,000        534,520

                                               See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

June 30, 2002 (Unaudited)

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
BANKS (CONTINUED)
Washington Mutual, Inc. ....................................   33,250   $  1,233,908
Wells Fargo & Co. ..........................................   21,000      1,051,260
                                                                        ------------
                                                                           8,175,169
                                                                        ------------
BIOTECHNOLOGY  2.1%
Amgen, Inc. (a).............................................   32,200      1,348,536
Genzyme Corp. (a)...........................................   32,000        615,680
Gilead Sciences, Inc. (a)...................................   28,000        920,640
MedImmune, Inc. (a).........................................   17,000        448,800
                                                                        ------------
                                                                           3,333,656
                                                                        ------------
BREWERS  0.5%
Anheuser-Busch Cos., Inc. ..................................   16,600        830,000
                                                                        ------------

BROADCASTING & CABLE TV  0.3%
Clear Channel Communications, Inc. (a)......................   13,000        416,260
                                                                        ------------

CASINOS & GAMING  1.1%
MGM MIRAGE (a)..............................................   27,000        911,250
Park Place Entertainment Corp. (a)..........................   79,000        809,750
                                                                        ------------
                                                                           1,721,000
                                                                        ------------
COMPUTER & ELECTRONICS RETAIL  1.1%
Best Buy Co., Inc. (a)......................................   19,350        702,405
CDW Computer Centers, Inc. (a)..............................   23,845      1,116,184
                                                                        ------------
                                                                           1,818,589
                                                                        ------------
COMPUTER HARDWARE  2.1%
Dell Computer Corp. (a).....................................   81,900      2,140,866
International Business Machines Corp. ......................   17,300      1,245,600
                                                                        ------------
                                                                           3,386,466
                                                                        ------------
COMPUTER STORAGE & PERIPHERALS  0.3%
EMC Corp. (a)...............................................   68,800        519,440
                                                                        ------------

CONSUMER FINANCE  1.4%
Capital One Financial Corp. ................................    7,000        427,350
Countrywide Credit Industries, Inc. ........................   16,000        772,000
Household International, Inc. ..............................    8,600        427,420
MBNA Corp. .................................................   20,000        661,400
                                                                        ------------
                                                                           2,288,170
                                                                        ------------
DATA PROCESSING SERVICES  3.3%
Affiliated Computer Services, Inc., Class A (a).............   36,000      1,709,280
Automatic Data Processing, Inc. ............................   12,000        522,600
First Data Corp. ...........................................   62,000      2,306,400

See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

June 30, 2002 (Unaudited)

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
DATA PROCESSING SERVICES (CONTINUED)
Fiserv, Inc. (a)............................................   14,000   $    513,940
Sabre Holdings Corp., Class A (a)...........................   10,000        358,000
                                                                        ------------
                                                                           5,410,220
                                                                        ------------
DEPARTMENT STORES  2.8%
Federated Department Stores, Inc. (a).......................   43,100      1,711,070
Kohl's Corp. (a)............................................   12,000        840,960
Sears Roebuck & Co. ........................................   35,500      1,927,650
                                                                        ------------
                                                                           4,479,680
                                                                        ------------
DIVERSIFIED COMMERCIAL SERVICES  1.1%
Cendant Corp. (a)...........................................   82,000      1,302,160
Equifax, Inc. ..............................................   20,000        540,000
                                                                        ------------
                                                                           1,842,160
                                                                        ------------
DIVERSIFIED FINANCIAL SERVICES  7.1%
American Express Co. .......................................   14,650        532,088
Bear Stearns Cos., Inc. ....................................   11,000        673,200
Citigroup, Inc. ............................................   57,266      2,219,058
Fannie Mae..................................................   31,000      2,286,250
Freddie Mac.................................................   30,800      1,884,960
Goldman Sachs Group, Inc. ..................................    7,000        513,450
J.P. Morgan Chase & Co. ....................................   27,150        920,928
Lehman Brothers Holdings, Inc. .............................   14,000        875,280
Merrill Lynch & Co., Inc. ..................................    9,400        380,700
SLM Corp. ..................................................    8,000        775,200
T. Rowe Price Group, Inc. ..................................   14,000        460,320
                                                                        ------------
                                                                          11,521,434
                                                                        ------------
ELECTRIC UTILITIES  0.1%
TXU Corp. ..................................................    4,300        221,665
                                                                        ------------

ELECTRONIC EQUIPMENT & INSTRUMENTS  1.9%
Celestica, Inc. (Canada) (a)................................   77,400      1,757,754
Tech Data Corp. (a).........................................   36,000      1,362,600
                                                                        ------------
                                                                           3,120,354
                                                                        ------------
FOOD DISTRIBUTORS  0.0%
J. M. Smucker Co. ..........................................       62          2,116
                                                                        ------------

GENERAL MERCHANDISE STORES  2.2%
Wal-Mart Stores, Inc. ......................................   65,500      3,603,155
                                                                        ------------

HEALTH CARE DISTRIBUTORS & SERVICES  0.4%
Lincare Holdings, Inc. (a)..................................   20,000        646,000
                                                                        ------------

                                               See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

June 30, 2002 (Unaudited)

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
HEALTH CARE EQUIPMENT  2.0%
Baxter International, Inc. .................................   34,200   $  1,520,190
Boston Scientific Corp. (a).................................   26,000        762,320
Medtronic, Inc. ............................................    5,000        214,250
St. Jude Medical, Inc. (a)..................................    9,000        664,650
                                                                        ------------
                                                                           3,161,410
                                                                        ------------
HEALTH CARE FACILITIES  0.7%
HCA, Inc. ..................................................    5,000        237,500
Tenet Healthcare Corp. (a)..................................   12,000        858,600
                                                                        ------------
                                                                           1,096,100
                                                                        ------------
HEALTH CARE SUPPLIES  1.3%
Alcon, Inc. (Switzerland) (a)...............................   31,700      1,085,725
Allergan, Inc. .............................................   15,800      1,054,650
                                                                        ------------
                                                                           2,140,375
                                                                        ------------
HOME IMPROVEMENT RETAIL  2.1%
Home Depot, Inc. ...........................................   52,800      1,939,344
Lowe's Cos., Inc. ..........................................   32,000      1,452,800
                                                                        ------------
                                                                           3,392,144
                                                                        ------------
HOTELS  0.6%
Starwood Hotels & Resorts Worldwide, Inc., Class B..........   28,400        934,076
                                                                        ------------

HOUSEHOLD APPLIANCES  0.7%
Maytag Corp. ...............................................   22,000        938,300
Whirlpool Corp. ............................................    3,300        215,688
                                                                        ------------
                                                                           1,153,988
                                                                        ------------
HOUSEHOLD PRODUCTS  0.2%
Procter & Gamble Co. .......................................    3,100        276,830
                                                                        ------------

HOUSEWARES & SPECIALTIES  0.6%
Newell Rubbermaid, Inc. ....................................   28,000        981,680
                                                                        ------------

INDUSTRIAL CONGLOMERATES  2.2%
General Electric Co. .......................................  121,400      3,526,670
                                                                        ------------

INDUSTRIAL MACHINERY  0.7%
Ingersoll-Rand Co., Class A (Bermuda).......................   23,000      1,050,180
                                                                        ------------

INSURANCE BROKERS  0.4%
Marsh & McLennan Cos., Inc. ................................    7,000        676,200
                                                                        ------------

See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

June 30, 2002 (Unaudited)

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
INTEGRATED OIL & GAS  2.5%
ChevronTexaco Corp. ........................................    3,763   $    333,026
Conoco, Inc. ...............................................   67,000      1,862,600
Exxon Mobil Corp. ..........................................   18,144        742,452
Phillips Petroleum Co. .....................................   18,650      1,098,112
                                                                        ------------
                                                                           4,036,190
                                                                        ------------
INTEGRATED TELECOMMUNICATION SERVICES  0.2%
Verizon Communications, Inc. ...............................    8,540        342,881
                                                                        ------------

IT CONSULTING & SERVICES  0.8%
Electronic Data Systems Corp. ..............................   35,900      1,333,685
                                                                        ------------

LIFE & HEALTH INSURANCE  0.4%
Torchmark Corp. ............................................   15,000        573,000
                                                                        ------------

MANAGED HEALTH CARE  2.8%
Aetna, Inc. ................................................   29,200      1,400,724
Anthem, Inc. (a)............................................   17,000      1,147,160
UnitedHealth Group, Inc. ...................................   10,600        970,430
WellPoint Health Networks, Inc. (a).........................   13,000      1,011,530
                                                                        ------------
                                                                           4,529,844
                                                                        ------------
MOVIES & ENTERTAINMENT  0.6%
AOL Time Warner, Inc. (a)...................................   64,630        950,707
                                                                        ------------

MULTI-LINE INSURANCE  1.3%
American International Group, Inc. .........................   31,708      2,163,437
                                                                        ------------

NETWORKING EQUIPMENT  1.4%
Cisco Systems, Inc. (a).....................................  162,800      2,271,060
                                                                        ------------

OIL & GAS DRILLING  2.2%
GlobalSantaFe Corp. ........................................   37,000      1,011,950
Noble Drilling Corp. (a)....................................   36,900      1,424,340
Transocean, Inc. ...........................................   36,000      1,121,400
                                                                        ------------
                                                                           3,557,690
                                                                        ------------
OIL & GAS EQUIPMENT & SERVICES  0.5%
Smith International, Inc. (a)...............................   12,000        818,280
                                                                        ------------

OIL & GAS EXPLORATION & PRODUCTION  0.4%
EOG Resources, Inc. ........................................   18,000        714,600
                                                                        ------------

                                               See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

June 30, 2002 (Unaudited)

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
PACKAGED FOODS  0.7%
Kellogg Co. ................................................   31,000   $  1,111,660
                                                                        ------------

PAPER PRODUCTS  1.0%
International Paper Co. ....................................   38,000      1,656,040
                                                                        ------------

PHARMACEUTICALS  8.3%
Bristol-Myers Squibb Co. ...................................   44,500      1,143,650
Forest Laboratories, Inc. (a)...............................   12,000        849,600
Johnson & Johnson...........................................   45,800      2,393,508
King Pharmaceuticals, Inc. (a)..............................   32,000        712,000
Mylan Laboratories, Inc. ...................................   19,000        595,650
Pfizer, Inc. ...............................................  138,600      4,851,000
Pharmacia Corp. ............................................   45,000      1,685,250
Wyeth.......................................................   21,900      1,121,280
                                                                        ------------
                                                                          13,351,938
                                                                        ------------
PROPERTY & CASUALTY  0.7%
Allstate Corp. .............................................   13,600        502,928
Radian Group, Inc. .........................................    4,400        214,940
Travelers Property Casualty Corp., Class A (a)..............   24,800        438,960
                                                                        ------------
                                                                           1,156,828
                                                                        ------------
PUBLISHING & PRINTING  1.4%
Gannett Co., Inc. ..........................................   14,000      1,062,600
New York Times Co., Class A.................................   22,500      1,158,750
                                                                        ------------
                                                                           2,221,350
                                                                        ------------
RAILROADS  1.1%
CSX Corp. ..................................................   51,000      1,787,550
                                                                        ------------

RESTAURANTS  1.2%
Darden Restaurants, Inc. ...................................   35,250        870,675
Yum! Brands, Inc. (a).......................................   36,000      1,053,000
                                                                        ------------
                                                                           1,923,675
                                                                        ------------
SEMICONDUCTOR EQUIPMENT  1.4%
Applied Materials, Inc. (a).................................   28,000        532,560
KLA-Tencor Corp. (a)........................................   11,000        483,890
Lam Research Corp. (a)......................................   41,000        737,180
Novellus Systems, Inc. (a)..................................   14,000        476,000
                                                                        ------------
                                                                           2,229,630
                                                                        ------------
SEMICONDUCTORS  3.5%
Analog Devices, Inc. (a)....................................   23,700        703,890
Fairchild Semiconductor Corp., Class A (a)..................   35,000        850,500
Intel Corp. ................................................   60,200      1,099,854

See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

June 30, 2002 (Unaudited)

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
SEMICONDUCTORS (CONTINUED)
International Rectifier Corp. (a)...........................   13,000   $    378,950
Linear Technology Corp. ....................................   12,500        392,875
STMicroelectronics NV (Switzerland).........................   23,000        559,590
Taiwan Semiconductor Manufacturing Co. Ltd. (366,000 Common
  Stock Warrants expiring 8/23/02) (Taiwan-Republic of
  China) (a)................................................  366,000        816,400
Taiwan Semiconductor Manufacturing Co. Ltd.--ADR (Taiwan-
  Republic of China) (a)....................................    6,600         85,800
Texas Instruments, Inc. ....................................   20,000        474,000
Xilinx, Inc. (a)............................................   13,000        291,590
                                                                        ------------
                                                                           5,653,449
                                                                        ------------
SOFT DRINKS  0.8%
PepsiCo, Inc. ..............................................   25,300      1,219,460
                                                                        ------------

SPECIALTY CHEMICALS  0.8%
PPG Industries, Inc. .......................................   21,000      1,299,900
                                                                        ------------

SPECIALTY STORES  1.6%
AutoZone, Inc. (a)..........................................   17,000      1,314,100
Office Depot, Inc. (a)......................................   78,000      1,310,400
                                                                        ------------
                                                                           2,624,500
                                                                        ------------
SYSTEMS SOFTWARE  5.4%
BMC Software, Inc. (a)......................................   63,300      1,050,780
Computer Associates International, Inc. ....................   44,000        699,160
Microsoft Corp. (a).........................................  101,000      5,524,700
Symantec Corp. (a)..........................................   44,000      1,445,400
                                                                        ------------
                                                                           8,720,040
                                                                        ------------
TELECOMMUNICATIONS EQUIPMENT  1.3%
Motorola, Inc. .............................................   53,529        771,888
Nokia Corp.--ADR (Finland)..................................   56,000        810,880
QUALCOMM, Inc. (a)..........................................   18,000        494,820
                                                                        ------------
                                                                           2,077,588
                                                                        ------------
TOBACCO  1.8%
Philip Morris Cos., Inc. ...................................   67,800      2,961,504
                                                                        ------------

TOTAL LONG-TERM INVESTMENTS  96.0%
  (Cost $167,809,934)................................................    155,152,054

                                               See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

June 30, 2002 (Unaudited)

                                                                           MARKET
DESCRIPTION                                                                VALUE
REPURCHASE AGREEMENT  2.9%
Banc of America Securities LLC ($4,756,000 par collateralized by U.S.
  Government obligations in a pooled cash account, dated 06/28/02, to be sold on 07/01/02 at $4,756,753)
  (Cost $4,756,000)..................................................   $  4,756,000
                                                                        ------------

TOTAL INVESTMENTS  98.9%
  (Cost $172,565,934)................................................    159,908,054
OTHER ASSETS IN EXCESS OF LIABILITIES  1.1%..........................      1,803,014
                                                                        ------------

NET ASSETS  100.0%...................................................   $161,711,068
                                                                        ============

(a) Non-income producing security as this stock currently does not declare dividends.

ADR--American Depositary Receipt

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
June 30, 2002 (Unaudited)

ASSETS:
Total Investments (Cost $172,565,934).......................  $159,908,054
Cash........................................................           255
Receivables:
  Investments Sold..........................................     2,597,235
  Dividends.................................................       119,092
  Portfolio Shares Sold.....................................        62,624
  Interest..................................................           756
Other.......................................................       139,101
                                                              ------------
    Total Assets............................................   162,827,117
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................       764,154
  Portfolio Shares Repurchased..............................        79,859
  Investment Advisory Fee...................................        63,646
  Distributor and Affiliates................................        10,052
Trustees' Deferred Compensation and Retirement Plans........       184,347
Accrued Expenses............................................        13,991
                                                              ------------
    Total Liabilities.......................................     1,116,049
                                                              ------------
NET ASSETS..................................................  $161,711,068
                                                              ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $226,174,583
Accumulated Undistributed Net Investment Income.............       160,901
Net Unrealized Depreciation.................................   (12,657,880)
Accumulated Net Realized Loss...............................   (51,966,536)
                                                              ------------
NET ASSETS..................................................  $161,711,068
                                                              ============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE:
  Class I Shares (Based on net assets of $152,282,125 and
    12,615,898 shares of beneficial interest issued and
    outstanding)............................................  $      12.07
                                                              ============
  Class II Shares (Based on net assets of $9,428,943 and
    780,361 shares of beneficial interest issued and
    outstanding)............................................  $      12.08
                                                              ============

                                               See Notes to Financial Statements

Statement of Operations
For the Six Months Ended June 30, 2002 (Unaudited)

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $1,031)......  $    721,084
Interest....................................................        44,732
                                                              ------------
    Total Income............................................       765,816
                                                              ------------
EXPENSES:
Investment Advisory Fee.....................................       399,389
Accounting..................................................        25,812
Distribution (12b-1) and Service Fees.......................        12,315
Trustees' Fees and Related Expenses.........................        11,876
Custody.....................................................        11,731
Legal.......................................................         2,909
Other.......................................................        46,325
                                                              ------------
    Total Expenses..........................................       510,357
    Investment Advisory Fee Reduction.......................        18,676
    Less Credits Earned on Cash Balances....................           161
                                                              ------------
    Net Expenses............................................       491,520
                                                              ------------
NET INVESTMENT INCOME.......................................  $    274,296
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $(16,922,440)
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................     4,653,083
  End of the Period.........................................   (12,657,880)
                                                              ------------
Net Unrealized Depreciation During the Period...............   (17,310,963)
                                                              ------------
NET REALIZED AND UNREALIZED LOSS............................  $(34,233,403)
                                                              ============
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $(33,959,107)
                                                              ============

See Notes to Financial Statements

Statements of Changes in Net Assets
(Unaudited)

                                                   SIX MONTHS ENDED       YEAR ENDED
                                                    JUNE 30, 2002      DECEMBER 31, 2001
                                                   -------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.............................   $    274,296        $    596,656
Net Realized Loss.................................    (16,922,440)        (28,046,504)
Net Unrealized Depreciation During the Period.....    (17,310,963)        (14,076,195)
                                                     ------------        ------------
Change in Net Assets from Operations..............    (33,959,107)        (41,526,043)
                                                     ------------        ------------

Distributions from Net Investment Income:
  Class I Shares..................................       (583,729)           (318,098)
  Class II Shares.................................        (15,610)             (1,498)
                                                     ------------        ------------
                                                         (599,339)           (319,596)
                                                     ------------        ------------

Distributions from Net Realized Gain:
  Class I Shares..................................            -0-         (11,538,650)
  Class II Shares.................................            -0-            (258,118)
                                                     ------------        ------------
                                                              -0-         (11,796,768)
                                                     ------------        ------------
Total Distributions...............................       (599,339)        (12,116,364)
                                                     ------------        ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES......................................    (34,558,446)        (53,642,407)
                                                     ------------        ------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.........................     55,878,707          41,021,904
Net Asset Value of Shares Issued Through Dividend
  Reinvestment....................................        599,339          12,116,364
Cost of Shares Repurchased........................    (20,039,154)        (35,759,032)
                                                     ------------        ------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS....................................     36,438,892          17,379,236
                                                     ------------        ------------
TOTAL INCREASE/DECREASE IN NET ASSETS.............      1,880,446         (36,263,171)
NET ASSETS:
Beginning of the Period...........................    159,830,622         196,093,793
                                                     ------------        ------------
End of the Period (Including accumulated
  undistributed net investment income of $160,901
  and $485,944, respectively).....................   $161,711,068        $159,830,622
                                                     ============        ============

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                              SIX MONTHS
                                ENDED                YEAR ENDED DECEMBER 31,
CLASS I SHARES                 JUNE 30,    --------------------------------------------
                                 2002       2001      2000      1999     1998     1997
                              ---------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD.................  $ 14.89     $ 20.27   $ 26.11   $22.39   $18.11   $16.26
                               -------     -------   -------   ------   ------   ------
  Net Investment Income......      .02         .06       .03      .05      .07      .09
  Net Realized and Unrealized
    Gain/Loss................    (2.78)      (4.20)    (3.19)    5.39     4.44     4.74
                               -------     -------   -------   ------   ------   ------
Total from Investment
  Operations.................    (2.76)      (4.14)    (3.16)    5.44     4.51     4.83
                               -------     -------   -------   ------   ------   ------
Less:
  Distributions from Net
    Investment Income........      .06         .03       .05      .07      .02      .10
  Distributions from Net
    Realized Gain............      -0-        1.21      2.63     1.65      .21     2.88
                               -------     -------   -------   ------   ------   ------
Total Distributions..........      .06        1.24      2.68     1.72      .23     2.98
                               -------     -------   -------   ------   ------   ------
NET ASSET VALUE, END OF THE
  PERIOD.....................  $ 12.07     $ 14.89   $ 20.27   $26.11   $22.39   $18.11
                               =======     =======   =======   ======   ======   ======

Total Return*................  -18.61%**   -20.42%   -14.64%   25.85%   25.00%   30.66%
Net Assets at End of the
  Period (In millions).......  $ 152.3     $ 150.7   $ 193.8   $174.1   $123.6   $ 98.7
Ratio of Expenses to Average
  Net Assets*................     .60%        .60%      .60%     .60%     .60%     .60%
Ratio of Net Investment
  Income to Average Net
  Assets*....................     .36%        .37%      .15%     .22%     .35%     .47%
Portfolio Turnover...........      46%**       89%      114%     116%      82%      82%
 * If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average
  Net Assets.................     .62%        .62%       N/A     .62%     .64%     .66%
Ratio of Net Investment
  Income to Average Net
  Assets.....................     .34%        .35%       N/A     .20%     .31%     .41%

** Non-annualized

N/A = Not Applicable

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                        JULY 24, 2000
                                          SIX MONTHS       YEAR       (COMMENCEMENT OF
                                            ENDED         ENDED          INVESTMENT
CLASS II SHARES                            JUNE 30,    DECEMBER 31,    OPERATIONS) TO
                                             2002          2001       DECEMBER 31, 2000
                                          ---------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD.................................  $ 14.89       $ 20.29           $ 25.47
                                           -------       -------           -------
  Net Investment Income..................      .01           .02               -0-
  Net Realized and Unrealized Loss.......    (2.80)        (4.20)            (5.18)
                                           -------       -------           -------
Total from Investment Operations.........    (2.79)        (4.18)            (5.18)
                                           -------       -------           -------
Less:
  Distributions from Net Investment
    Income...............................      .02           .01               -0-
  Distributions from Net Realized Gain...      -0-          1.21               -0-
                                           -------       -------           -------
Total Distributions......................      .02          1.22               -0-
                                           -------       -------           -------
NET ASSET VALUE, END OF THE PERIOD.......  $ 12.08       $ 14.89           $ 20.29
                                           =======       =======           =======

Total Return* (a)........................  -18.75%**     -20.60%           -20.34%**
Net Assets at End of the Period (In
  millions)..............................  $   9.4       $   9.1           $   2.3
Ratio of Expenses to Average Net
  Assets*................................     .85%          .85%              .85%
Ratio of Net Investment Income to Average
  Net Assets*............................     .10%          .16%              .06%
Portfolio Turnover.......................      46%**         89%              114%
 * If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets.................................     .87%          .87%               N/A
Ratio of Net Investment Income to Average
  Net Assets.............................     .08%          .15%               N/A

** Non-annualized

N/A = Not Applicable

(a) These returns include combined Rule 12b-1 fees and service fees of up to .25%.

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

June 30, 2002 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Life Investment Trust Enterprise Portfolio (the "Portfolio") is organized as a series of the Van Kampen Life Investment Trust (the "Trust"), a Delaware business trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Portfolio's investment objective is to seek capital appreciation by investing principally in common stocks of growth companies. The Portfolio commenced investment operations on April 7, 1986. The distribution of the Portfolio's Class II Shares commenced on July 24, 2000.

    The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the bid and asked prices or, if not available, their fair value as determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Portfolio may invest in repurchase agreements, which are short-term investments whereby the Portfolio acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Portfolio may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Portfolio will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is

NOTES TO
FINANCIAL STATEMENTS

June 30, 2002 (Unaudited)

required to maintain the value of the underlying security at not less than the repurchase proceeds due the Portfolio.

C. INCOME AND EXPENSES Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Portfolio are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Portfolio intends to utilize provisions of the federal income tax laws which allow the Portfolio to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 2001, the Portfolio had an accumulated capital loss carryforward for tax purposes of $32,870,654 which will expire on December 31, 2009.

    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses relating to wash sale transactions.

    At June 30, 2002, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................    $173,899,884
                                                                ============
Gross tax unrealized appreciation...........................    $  8,391,371
Gross tax unrealized depreciation...........................     (22,383,201)
                                                                ------------
Net tax unrealized depreciation on investments..............    $(13,991,830)
                                                                ============

E. DISTRIBUTION OF INCOME AND GAINS The Portfolio declares and pays dividends annually from net investment income and from net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains and gains on futures transactions. All short-term capital gains are included in ordinary income for tax purposes.

F. EXPENSE REDUCTIONS During the six months ended June 30, 2002, custody fees were reduced by $161 as a result of credits earned on cash balances.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2002 (Unaudited)

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the Investment Advisory Agreement between the Adviser and the Trust, on behalf of the Portfolio and two other portfolios of the Trust (the "Combined Portfolio"), the Portfolio pays the Adviser a monthly fee based upon its share of a fee computed based upon an annual rate applied to the combined average daily net assets of the Combined Portfolio as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $500 million..........................................       .50%
Next $500 million...........................................       .45%
Over $1 billion.............................................       .40%

    The effective management fee based on the average daily net assets of the Combined Portfolios for the six months ended June 30, 2002 was .50%.

    Under the terms of the Advisory agreement, if the total ordinary business expenses, exclusive of taxes, distribution fees and interest, exceed .95% of the average daily net assets of the Portfolio, the Adviser will reimburse the Portfolio for the amount of the excess. Additionally, the Adviser has voluntarily agreed to reimburse the Portfolio for all expenses as a percentage of average daily net assets in excess of .60% and .85% for Classes I and II, respectively. For the six months ended June 30, 2002, the Adviser voluntarily waived $18,676 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

    For the six months ended June 30, 2002, the Portfolio recognized expenses of approximately $2,900 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Portfolio, of which a trustee of the Portfolio is an affiliated person.

    Under an Accounting Service agreement, the Adviser provides accounting services to the Portfolio. The Adviser allocates the cost of such services to each portfolio. For the six months ended June 30, 2002, the Portfolio recognized expenses of approximately $10,800, representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Portfolio, which are reported as part of "Accounting" expenses in the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Portfolio. For the six months ended June 30, 2002, the Portfolio recognized expenses of approximately $7,300 representing transfer agency fees paid to VKIS. The transfer agency fees are

NOTES TO
FINANCIAL STATEMENTS

June 30, 2002 (Unaudited)

determined through negotiations with the Portfolio's Board of Trustees and are based on competitive benchmarks.

    Certain officers and trustees of the Portfolio are also officers and directors of Van Kampen. The Portfolio does not compensate its officers or trustees who are officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Portfolio and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those Portfolios selected by the trustees. Investments in such funds of $105,788 are included in "Other" assets on the Statement of Assets and Liabilities at June 30, 2002. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Portfolio. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At June 30, 2002, capital aggregated $213,345,957 and $12,828,626 for Classes I and II, respectively. For the six months ended June 30, 2002, transactions were as follows:

                                                              SHARES         VALUE
Sales:
  Class I.................................................   3,891,961    $ 52,880,076
  Class II................................................     214,949       2,998,631
                                                            ----------    ------------
Total Sales...............................................   4,106,910    $ 55,878,707
                                                            ==========    ============
Dividend Reinvestment:
  Class I.................................................      40,877    $    583,729
  Class II................................................       1,092          15,610
                                                            ----------    ------------
Total Dividend Reinvestment...............................      41,969    $    599,339
                                                            ==========    ============
Repurchases:
  Class I.................................................  (1,435,251)   $(19,380,003)
  Class II................................................     (48,707)       (659,151)
                                                            ----------    ------------
Total Repurchases.........................................  (1,483,958)   $(20,039,154)
                                                            ==========    ============

NOTES TO
FINANCIAL STATEMENTS

June 30, 2002 (Unaudited)

    At December 31, 2001, capital aggregated $179,262,155 and $10,473,536 for Classes I and II, respectively. For the year ended December 31, 2001, transactions were as follows:

                                                              SHARES         VALUE
Sales:
  Class I.................................................   2,029,436    $ 32,268,631
  Class II................................................     554,649       8,753,273
                                                            ----------    ------------
Total Sales...............................................   2,584,085    $ 41,021,904
                                                            ==========    ============
Dividend Reinvestment:
  Class I.................................................     802,759    $ 11,856,749
  Class II................................................      17,542         259,615
                                                            ----------    ------------
Total Dividend Reinvestment...............................     820,301    $ 12,116,364
                                                            ==========    ============
Repurchases:
  Class I.................................................  (2,271,819)   $(34,649,752)
  Class II................................................     (73,982)     (1,109,280)
                                                            ----------    ------------
Total Repurchases.........................................  (2,345,801)   $(35,759,032)
                                                            ==========    ============

    On April 30, 2002, the Portfolio acquired all of the assets and liabilities of the Van Kampen Life Investment Trust Asset Allocation Portfolio ("LIT Asset Allocation") through a tax free reorganization approved by LIT Asset Allocation shareholders on April 23, 2002. The Portfolio issued 3,195,513 shares of Class I valued at $42,851,826 in exchange for LIT Asset Allocation's net assets. The shares of LIT Asset Allocation were converted into Portfolio shares at a ratio of .7005 to 1 for Class I. Included in these net assets were deferred wash sale losses of $91,696 which is included in accumulated net realized loss and a deferred compensation balance of $72,340 which is included in accumulated undistributed net investment income. Net unrealized depreciation of LIT Asset Allocation as of April 30, 2002 was $410,380. Shares issued in connection with this reorganization are included in proceeds from shares sold for the six months ended June 30, 2002. Combined net assets on the day of reorganization were $185,611,788.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $72,417,204 and $85,532,226, respectively.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2002 (Unaudited)

5. DISTRIBUTION AND SERVICE PLANS

The Portfolio has adopted a distribution plan with respect to its Class II Shares pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Portfolio's Class II Shares, ongoing shareholder services and maintenance of shareholder accounts with respect to the Portfolio's Class II Shares or such shares. Under the Plans, the Portfolio may spend up to a total of .35% per year of the Portfolio's average daily net assets with respect to its Class II Shares. Notwithstanding the foregoing, the Portfolio's Board of Trustees currently limits the aggregate amount payable under the Plans to .25% per year of the Portfolio's average daily net assets with respect to its Class II Shares.

    Annual fees under the Plans of up to .25% of Class II average daily net assets are accrued daily.

                                                VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity and Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

Global/International

   Asian Equity
   Emerging Markets
   European Value Equity
   Global Equity Allocation
   Global Franchise
   Global Value Equity
   International Advantage
   International Magnum
   Latin American
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income*

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income*
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Strategic Municipal Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at (800) 847-2424
  Telecommunications Device
  for the Deaf (TDD) users,
  call (800) 421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN LIFE INVESTMENT TRUST ENTERPRISE PORTFOLIO

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG, LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Portfolio, as defined in the Investment Company Act of 1940, as amended.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2002 Van Kampen Funds Inc. All rights reserved.
LIT SAR ENT 8/02                                               Member NASD/SIPC.
                                                                 6975H02-AP-8/02

                            Table of Contents

                                     OVERVIEW
                      LETTER TO POLICYHOLDERS       1
                            ECONOMIC SNAPSHOT       2

                          PERFORMANCE SUMMARY
                            RETURN HIGHLIGHTS       4
             Q&A WITH YOUR PORTFOLIO MANAGERS       5

                               BY THE NUMBERS
                 YOUR PORTFOLIO'S INVESTMENTS       8
                         FINANCIAL STATEMENTS      14
                NOTES TO FINANCIAL STATEMENTS      19

                       VAN KAMPEN INVESTMENTS
               THE VAN KAMPEN FAMILY OF FUNDS      26
    BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      27

You have a time-tested partner in Van Kampen.

This report must be preceded or accompanied by a prospectus for the portfolio being offered.

This portfolio is being offered through a variable insurance contract.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO POLICYHOLDERS
July 22, 2002

Dear Policyholder,

Due to events in the markets and the well-publicized controversies surrounding certain companies, the recent months have been challenging for many investors.

Against this backdrop, you may be re-evaluating your investments. In this regard, your financial advisor is a particularly valuable resource. Your advisor can help you review your current asset allocation and determine whether it remains appropriate for your goals, risk tolerance and time horizon.

You also have a time-tested partner in Van Kampen. With roots extending to 1927, our legacy spans other market downturns and periods of uncertainty. While the causes of turbulence have changed, our generations of experience have taught us the enduring value of patience, discipline and long-term focus.

                  Thank you for your continued trust in Van Kampen. We appreciate the opportunity to help you and your loved ones enjoy life's true wealth--family, friends and life's daily pleasures.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Asset Management Inc.

ECONOMIC SNAPSHOT

THE ECONOMY
OVERALL ECONOMIC ACTIVITY INCREASED MODESTLY IN JUNE, CONTINUING THE TREND THAT HAS BEEN EVIDENT THROUGHOUT 2002.

SIGNS OF GROWTH WERE EVIDENT IN MANY OF THE STATISTICAL MEASURES RELEASED THROUGHOUT THE MONTH. FOR EXAMPLE, MANUFACTURING ACTIVITY, WHICH SLOWLY GAINED MOMENTUM IN RECENT MONTHS, CLIMBED TO ITS HIGHEST LEVEL SINCE JUNE 1999.

AND, DESPITE LESS-THAN-ANTICIPATED EMPLOYMENT GROWTH AND INCREASING UNCERTAINTY IN WORLD ECONOMICS AND POLITICS, U.S. CONSUMERS CONTINUED TO SUPPORT DOMESTIC GROWTH THROUGH THE PURCHASE OF HOUSES, CARS AND EVERYDAY MERCHANDISE AND SERVICES.

FINALLY, AS IF ACKNOWLEDGING HOW FAR THE ECONOMY HAS COME--AND HOW FAR IT STILL HAS TO GO--THE FEDERAL RESERVE BOARD CHOSE TO LEAVE SHORT-TERM INTEREST RATES AT THE REMARKABLY LOW LEVELS THAT PREVAILED THROUGHOUT THE FIRST HALF OF 2002.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(March 31, 2000--March 31, 2002)

[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Mar 00                                                                            4.80
Jun 00                                                                            5.70
Sep 00                                                                            1.30
Dec 00                                                                            1.90
Mar 01                                                                            1.30
Jun 01                                                                            0.30
Sep 01                                                                           -1.30
Dec 01                                                                            1.70
Mar 02                                                                            6.10

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(June 30, 2000--June 30, 2002)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Jun 00                                                                      6.50                               3.70
                                                                            6.50                               3.70
                                                                            6.50                               3.40
Sept 00                                                                     6.50                               3.50
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Dec 00                                                                      6.50                               3.40
                                                                            5.50                               3.70
                                                                            5.50                               3.50
Mar 01                                                                      5.00                               2.90
                                                                            4.50                               3.30
                                                                            4.00                               3.60
Jun 01                                                                      3.75                               3.20
                                                                            3.75                               2.70
                                                                            3.50                               2.70
Sept 01                                                                     3.00                               2.60
                                                                            2.50                               2.10
                                                                            2.00                               1.90
Dec 01                                                                      1.75                               1.60
                                                                            1.75                               1.10
                                                                            1.75                               1.10
Mar 02                                                                      1.75                               1.50
                                                                            1.75                               1.60
                                                                            1.75                               1.20
Jun 02                                                                      1.75                               1.10

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of June 30, 2002)

                                                 CLASS I         CLASS II
-----------------------------------------------------------------------------
Six-month total return based on NAV(1)             -3.84%          -3.96%
-----------------------------------------------------------------------------
One-year total return based on NAV(1)              -7.00%          -7.18%
-----------------------------------------------------------------------------
Five-year average annual total return based on
NAV(1)                                              9.31%             N/A
-----------------------------------------------------------------------------
Life-of-Portfolio average annual total return
based on NAV(1)                                    11.29%          -2.99%
-----------------------------------------------------------------------------
Commencement date                                12/23/96        09/18/00
-----------------------------------------------------------------------------

    N/A = Not Applicable

(1) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV. The returns for Class II Shares includes combined Rule 12b-1 fees and service fees of up to .25%. The Portfolio's Adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the Portfolio's returns would have been lower.

    Total returns do not include any charges, expenses, or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, the returns would have been lower.

    See the Comparative Performance section of the current prospectus. An investment in the Portfolio is subject to investment risks, and you could lose money on your investment in the Portfolio. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and portfolio shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown.

    Market forecasts provided in this report may not necessarily come to pass.

    The Portfolio being offered is through a variable insurance contract.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN LIFE INVESTMENT TRUST--GROWTH AND INCOME PORTFOLIO ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE PORTFOLIO'S RETURN DURING THE SIX MONTHS ENDED JUNE 30, 2002. THE PORTFOLIO IS MANAGED BY THE ADVISER'S EQUITY INCOME TEAM. CURRENT MEMBERS(1) INCLUDE JAMES A. GILLIGAN, MANAGING DIRECTOR; JAMES O. ROEDER, VICE PRESIDENT, AND VINCENT E. VIZACHERO, ASSOCIATE. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE PORTFOLIO'S PERFORMANCE.

(1) Team members may change at any time without notice.

Q   HOW DID THE PORTFOLIO PERFORM
    DURING THE PERIOD?

A   The portfolio returned -3.84
percent for the six-month period ended June 30, 2002. The portfolio's performance compared favorably to its two benchmark indexes, the Standard & Poor's 500 Index and the Russell 1000(R)Index. The Standard & Poor's 500 Index returned -13.15 percent, and the Russell 1000(R) Index, which more closely resembles the composition of the portfolio, returned -12.82 percent. Total return based on net asset value (NAV) of Class I shares assumes reinvestment of all distributions for the period. Total returns do not include any charges, expenses or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, the returns would have been lower. There are no sales charges or additional expenses included at the portfolio level. The portfolio's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements, the portfolio's returns would have been lower. Investment return and principal value will fluctuate and portfolio shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.
Performance of other share classes will
vary. As a result of recent market
activity, current performance may
vary from the figures shown.

    The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. The Russell 1000(R) Index is an unmanaged index generally representative of the U.S. market for large-capitalization stocks. Index returns do not include any sales charge or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index. Please refer to page 4 for additional portfolio performance results.

Q   HOW WOULD YOU DESCRIBE
    THE MARKET CONDITIONS DURING THE PERIOD?

A   The general direction of the
market was down. Signs of economic improvement began to emerge, but company fundamentals did not rebound in turn. The market appeared to be fueled by investor sentiment, rather than by a sustainable return to corporate prosperity. In addition, following several high-profile accounting scandals, a "guilt-by-association" effect dragged down companies in many industries. Moreover, the indefinable risks of global terrorism introduced investors to an unfamiliar and pervasive uneasiness.

Q   HOW DID YOU MANAGE
    THE PORTFOLIO?

A   We searched for stocks using our
"value with a catalyst" criteria. We seek stocks that may be trading at prices below what we believe the stock's true worth to be. We also look for a catalyst--a change that we believe could potentially help the stock reach its value. Without a catalyst, we believe a stock runs the risk of continuing to trade at its undervalued price or falling even lower.

    We also dig deep into each company's balance sheet and seek quality company management. Our portfolio management team has a strong accounting background that includes previous experience as auditors.

Q   IN WHAT AREAS OF THE
    MARKET DID YOU FIND ATTRACTIVE OPPORTUNITIES?

A   Financial stocks remained the
largest weighting in the portfolio throughout the period. Within this sector, we began to de-emphasize banks, particularly those that focus on loan activity. We found some attractive opportunities among companies that sell personal-insurance lines (e.g., homeowner and auto), including Allstate and Hartford. We believe the industry may benefit from strong pricing power.

    We also significantly increased the portfolio's weighting in energy stocks. Since September, we bought stocks of both oil and natural gas companies, adding to the positions when the underlying commodities dropped to levels we found attractive. If a global recovery continues, we believe demand is likely to increase. Furthermore, we believe that supplies could be disrupted if the current instability in the Middle East escalates into a full-blown conflict.

    New opportunities became increasingly sparse during the course of the six months. Valuations, when compared to historic absolutes, seemed high. Catalysts were also difficult to find. While good news was reported as economic growth returned, most of the news was already built into stocks' valuations, which limited upward movement in stock prices. Bad news, particularly accounting scandals and corporate bankruptcies, overwhelmed any good news and caused investors to reassess their expectations of growth and risk in both individual stocks and the stock market in general.

Q   WHAT STOCKS CONTRIBUTED TO THE
    PORTFOLIO'S PERFORMANCE?

A   One of the primary reasons the
portfolio outperformed the benchmark indexes was that it was able to avoid some of the market's largest disappointments. By maintaining a diversified portfolio and small individual position sizes, we lessened the effect that any one stock might have on the entire portfolio. Furthermore, our stock selection process focuses on strong fundamentals and balance sheets, which helped us to avoid certain suspect companies.

    Among the portfolio's best performing holdings were Bank of America, Aetna, Norfolk Southern, Allstate and Newmont Mining. Bank of America benefited from a strategy of focusing on its core competencies and avoiding acquisitions, which had been its traditional method of growth. Rising gold prices helped bolster Newmont Mining's stock. Gold prices moved higher because of an improved supply-demand situation in the metal and a renewed interest among investors seeking a conservative investment in the face of global strife.

    Keep in mind that not all stocks in the portfolio performed as favorably, nor is there any guarantee that these stocks will perform well or be held by the portfolio in the future.

Q   WHAT STOCKS DISAPPOINTED?

A   Technology stocks were the
portfolio's most disappointing group. However, the portfolio had a small technology weighting, which helped to mitigate some of the negative performance. Telecommunications stocks Solectron, Sprint, and Lucent also performed poorly. We sold the portfolio's position in Solectron, which manufactures electronics for high-tech companies looking to cut costs by outsourcing production. At the time, the outsourcing environment began to shift toward low-cost labor in China, and little need existed for the outsourcers' extra capacity in this low-demand environment.

Q   WHAT IS YOUR OUTLOOK?

A   We anticipate an anemic market
characterized by modest corporate profits and modest stock price returns. In this environment, we expect to position the portfolio somewhat conservatively, emphasizing a mix of defensive stocks and stocks that we believe may be positioned to benefit from a recovery. We also anticipate avoiding technology stocks in the near term. We believe the technology bubble may take more time to work itself out of the system.

    Regardless of where the market takes us in the short term, we believe the portfolio's value-driven investment style may make it a prudent choice for a long-term portfolio.

                        BY THE NUMBERS

YOUR PORTFOLIO'S INVESTMENTS

June 30, 2002 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR PORTFOLIO'S INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
COMMON STOCKS  94.8%
ADVERTISING  1.2%
Interpublic Group Cos., Inc. ...............................  156,130   $  3,865,779
                                                                        ------------

AEROSPACE & DEFENSE  1.0%
Raytheon Co. ...............................................   83,810      3,415,257
                                                                        ------------
AUTO PARTS & EQUIPMENT  1.4%
Dana Corp. .................................................   58,330      1,080,855
Magna International, Inc., Class A (Canada).................   50,980      3,509,973
                                                                        ------------
                                                                           4,590,828
                                                                        ------------
AUTOMOBILE MANUFACTURERS  1.1%
Ford Motor Co. .............................................  220,340      3,525,440
                                                                        ------------

BANKS  6.6%
Bank of America Corp. ......................................  149,070     10,488,565
PNC Financial Services Group, Inc. .........................   63,100      3,298,868
SunTrust Banks, Inc. .......................................   53,240      3,605,413
Wachovia Corp. .............................................   57,610      2,199,550
Wells Fargo & Co. ..........................................   49,360      2,470,962
                                                                        ------------
                                                                          22,063,358
                                                                        ------------
CONSUMER ELECTRONICS  1.5%
Koninklijke Philips Electronics NV (Netherlands)............  182,520      5,037,552
                                                                        ------------

DEPARTMENT STORES  0.6%
Federated Department Stores, Inc. (a).......................   50,100      1,988,970
                                                                        ------------
DIVERSIFIED CHEMICALS  2.7%
Dow Chemical Co. ...........................................  117,380      4,035,524
Du Pont (E.I.) de Nemours & Co. ............................  110,540      4,907,976
                                                                        ------------
                                                                           8,943,500
                                                                        ------------
DIVERSIFIED COMMERCIAL SERVICES  1.3%
Equifax, Inc. ..............................................  155,090      4,187,430
                                                                        ------------

DIVERSIFIED FINANCIAL SERVICES  5.2%
A.G. Edwards, Inc. .........................................  152,580      5,930,785
Fannie Mae..................................................   36,490      2,691,137

                                               See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

June 30, 2002 (Unaudited)

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
J.P. Morgan Chase & Co. ....................................  109,808   $  3,724,687
Principal Financial Group, Inc. (a).........................   38,800      1,202,800
Prudential Financial, Inc. (a)..............................  115,150      3,841,404
                                                                        ------------
                                                                          17,390,813
                                                                        ------------
DIVERSIFIED METALS & MINING  1.0%
Phelps Dodge Corp. (a)......................................   85,010      3,502,412
                                                                        ------------

DRUG RETAIL  1.1%
CVS Corp. ..................................................  118,050      3,612,330
                                                                        ------------

ELECTRIC UTILITIES  4.3%
Allegheny Energy, Inc. .....................................   63,560      1,636,670
American Electric Power Co., Inc. ..........................   89,700      3,589,794
Exelon Corp. ...............................................   97,040      5,075,192
Reliant Energy, Inc. .......................................  142,500      2,408,250
Reliant Resources, Inc. (a).................................  185,300      1,621,375
                                                                        ------------
                                                                          14,331,281
                                                                        ------------
ELECTRICAL COMPONENTS & EQUIPMENT  0.5%
Emerson Electric Co. .......................................   33,120      1,772,251
                                                                        ------------

GENERAL MERCHANDISE STORES  1.0%
Target Corp. ...............................................   87,540      3,335,274
                                                                        ------------

GOLD  1.3%
Newmont Mining Corp. .......................................  167,890      4,420,544
                                                                        ------------

HEALTH CARE EQUIPMENT  1.7%
Bausch & Lomb, Inc. ........................................   78,420      2,654,517
Beckman Coulter, Inc. ......................................   58,740      2,931,126
                                                                        ------------
                                                                           5,585,643
                                                                        ------------
HOTELS  0.8%
Hilton Hotels Corp. ........................................  186,290      2,589,431
                                                                        ------------

HOUSEHOLD PRODUCTS  1.4%
Procter & Gamble Co. .......................................   51,970      4,640,921
                                                                        ------------

INDUSTRIAL CONGLOMERATES  3.1%
3M Co. .....................................................   66,280      8,152,440
Textron, Inc. ..............................................   50,690      2,377,361
                                                                        ------------
                                                                          10,529,801
                                                                        ------------

See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

June 30, 2002 (Unaudited)

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
INDUSTRIAL MACHINERY  1.3%
Ingersoll-Rand Co., Class A (Bermuda).......................   97,480   $  4,450,937
                                                                        ------------

INTEGRATED OIL & GAS  7.0%
BP PLC--ADR (United Kingdom)................................  137,560      6,945,404
ChevronTexaco Corp. ........................................   18,380      1,626,630
Exxon Mobil Corp. ..........................................  275,490     11,273,051
Phillips Petroleum Co. .....................................   62,780      3,696,486
                                                                        ------------
                                                                          23,541,571
                                                                        ------------
INTEGRATED TELECOMMUNICATION SERVICES  3.3%
AT&T Corp. .................................................  193,880      2,074,516
Qwest Communications International, Inc. (a)................  715,600      2,003,680
Sprint Corp. ...............................................  451,800      4,793,598
Verizon Communications, Inc. ...............................   58,646      2,354,637
                                                                        ------------
                                                                          11,226,431
                                                                        ------------
IT CONSULTING & SERVICES  2.8%
Computer Sciences Corp. (a).................................  105,800      5,057,240
Electronic Data Systems Corp. ..............................  115,050      4,274,107
                                                                        ------------
                                                                           9,331,347
                                                                        ------------
LIFE & HEALTH INSURANCE  3.0%
Jefferson-Pilot Corp. ......................................   74,670      3,509,490
John Hancock Financial Services.............................   38,390      1,351,328
Lincoln National Corp. .....................................   50,640      2,126,880
Metlife, Inc. ..............................................  110,170      3,172,896
                                                                        ------------
                                                                          10,160,594
                                                                        ------------
MANAGED HEALTH CARE  1.9%
Aetna, Inc. ................................................   97,200      4,662,684
Anthem, Inc. (a)............................................   27,550      1,859,074
                                                                        ------------
                                                                           6,521,758
                                                                        ------------
MOVIES & ENTERTAINMENT  1.1%
Regal Entertainment Group (a)...............................    8,160        190,291
Walt Disney Co. ............................................  188,190      3,556,791
                                                                        ------------
                                                                           3,747,082
                                                                        ------------
MULTI-LINE INSURANCE  2.4%
Hartford Financial Services Group...........................  134,300      7,986,821
                                                                        ------------

MULTI-UTILITIES  0.3%
Aquila, Inc. ...............................................  138,600      1,108,800
                                                                        ------------

NETWORKING EQUIPMENT  0.3%
Avaya, Inc. (a).............................................  215,310      1,065,784
                                                                        ------------

                                               See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

June 30, 2002 (Unaudited)

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
OIL & GAS DRILLING  1.5%
ENSCO International, Inc. ..................................  105,830   $  2,884,926
Transocean, Inc. ...........................................   67,220      2,093,903
                                                                        ------------
                                                                           4,978,829
                                                                        ------------
OIL & GAS EQUIPMENT & SERVICES  1.7%
Schlumberger Ltd. ..........................................  124,920      5,808,780
                                                                        ------------

OIL & GAS EXPLORATION & PRODUCTION  3.9%
Anadarko Petroleum Corp. ...................................   53,350      2,630,155
Apache Corp. ...............................................   40,600      2,333,688
Burlington Resources, Inc. .................................   90,600      3,442,800
EOG Resources, Inc. ........................................   63,760      2,531,272
Noble Energy, Inc. .........................................   60,880      2,194,724
                                                                        ------------
                                                                          13,132,639
                                                                        ------------
OIL & GAS REFINING & MARKETING  0.6%
Valero Energy Corp. ........................................   57,910      2,166,992
                                                                        ------------

PAPER PACKAGING  1.1%
Temple-Inland, Inc. ........................................   65,320      3,779,415
                                                                        ------------

PAPER PRODUCTS  0.7%
International Paper Co. ....................................   51,940      2,263,545
                                                                        ------------

PERSONAL PRODUCTS  0.6%
Gillette Co. ...............................................   62,000      2,099,940
                                                                        ------------

PHARMACEUTICALS  5.5%
Bristol-Myers Squibb Co. ...................................  164,810      4,235,617
Johnson & Johnson...........................................   55,460      2,898,340
Mylan Laboratories, Inc. ...................................   66,670      2,090,104
Pharmacia Corp. ............................................  107,080      4,010,146
Roche Holdings AG--ADR (Switzerland)........................   34,720      2,543,240
Schering-Plough Corp. ......................................  104,050      2,559,630
                                                                        ------------
                                                                          18,337,077
                                                                        ------------
PHOTOGRAPHIC PRODUCTS  0.0%
Eastman Kodak Co. ..........................................    4,800        139,141
                                                                        ------------

PROPERTY & CASUALTY  4.6%
Allstate Corp. .............................................  307,840     11,383,923
Safeco Corp. ...............................................   77,780      2,402,624
Travelers Property Casualty Corp., Class A (a)..............  100,010      1,770,177
                                                                        ------------
                                                                          15,556,724
                                                                        ------------

See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

June 30, 2002 (Unaudited)

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
RAILROADS  2.8%
Norfolk Southern Corp. .....................................  215,520   $  5,038,858
Union Pacific Corp. ........................................   69,400      4,391,632
                                                                        ------------
                                                                           9,430,490
                                                                        ------------
RESTAURANTS  1.0%
McDonald's Corp. ...........................................  121,150      3,446,718
                                                                        ------------

SOFT DRINKS  3.2%
Coca-Cola Co. ..............................................  101,540      5,686,240
PepsiCo, Inc. ..............................................  106,970      5,155,954
                                                                        ------------
                                                                          10,842,194
                                                                        ------------
SPECIALTY CHEMICALS  0.5%
Rohm & Haas Co. ............................................   43,540      1,762,935
                                                                        ------------

SYSTEMS SOFTWARE  2.1%
Microsoft Corp. (a).........................................   91,990      5,031,853
Oracle Corp. (a)............................................  218,140      2,065,786
                                                                        ------------
                                                                           7,097,639
                                                                        ------------
TELECOMMUNICATIONS EQUIPMENT  1.3%
Lucent Technologies, Inc. (a)...............................  457,860        760,048
Motorola, Inc. .............................................  240,830      3,472,769
                                                                        ------------
                                                                           4,232,817
                                                                        ------------
TOBACCO  1.4%
Philip Morris Cos., Inc. ...................................  106,000      4,630,080
                                                                        ------------

TRADING COMPANIES & DISTRIBUTORS  0.1%
W.W. Grainger, Inc. ........................................    7,040        352,704
                                                                        ------------

TOTAL COMMON STOCKS  94.8%...........................................    318,528,599
                                                                        ------------

CONVERTIBLE PREFERRED STOCKS  0.8%
AUTOMOBILE MANUFACTURERS  0.7%
Ford Motor Co. Capital Trust II, 6.500%.....................   43,100      2,440,537
                                                                        ------------

TELECOMMUNICATIONS EQUIPMENT  0.1%
Lucent Technologies, Inc., 8.000%, 144A--Private Placement
  (b).......................................................    4,100        200,900
                                                                        ------------
TOTAL CONVERTIBLE PREFERRED STOCKS...................................      2,641,437
                                                                        ------------

TOTAL LONG-TERM INVESTMENTS  95.6%
  (Cost $328,390,957)................................................    321,170,036
                                                                        ------------

                                               See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

June 30, 2002 (Unaudited)

                                                                           MARKET
DESCRIPTION                                                                VALUE
SHORT-TERM INVESTMENTS  4.7%
U.S. GOVERNMENT AGENCY OBLIGATION  0.3%
Federal National Mortgage Association Discount Note ($1,000,000 par,
  yielding 1.630%, 07/17/02 maturity)................................   $    999,276

REPURCHASE AGREEMENT  4.4%
UBS Securities ($14,646,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 06/28/02, to be sold on
  07/01/02 at $14,648,319)...........................................     14,646,000
                                                                        ------------

TOTAL SHORT-TERM INVESTMENTS
  (Cost $15,645,276).................................................     15,645,276
                                                                        ------------

TOTAL INVESTMENTS  100.3%
  (Cost $344,036,233)................................................    336,815,312
LIABILITIES IN EXCESS OF OTHER ASSETS  (0.3%)........................       (927,021)
                                                                        ------------

NET ASSETS  100.0%...................................................   $335,888,291
                                                                        ============

(a) Non-income producing security as this stock currently does not declare dividends.

(b) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

ADR--American Depositary Receipt

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
June 30, 2002 (Unaudited)

ASSETS:
Total Investments (Cost $344,036,233).......................  $336,815,312
Receivables:
  Portfolio Shares Sold.....................................     1,340,290
  Dividends.................................................       385,199
  Interest..................................................         2,318
Other.......................................................        60,494
                                                              ------------
    Total Assets............................................   338,603,613
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     1,900,385
  Portfolio Shares Repurchased..............................       266,473
  Custodian Bank............................................       222,028
  Investment Advisory Fee...................................       166,166
  Distributor and Affiliates................................        56,512
Trustees' Deferred Compensation and Retirement Plans........        74,236
Accrued Expenses............................................        29,522
                                                              ------------
    Total Liabilities.......................................     2,715,322
                                                              ------------
NET ASSETS..................................................  $335,888,291
                                                              ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $345,507,497
Accumulated Undistributed Net Investment Income.............     1,301,878
Accumulated Net Realized Loss...............................    (3,700,163)
Net Unrealized Depreciation.................................    (7,220,921)
                                                              ------------
NET ASSETS..................................................  $335,888,291
                                                              ============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE:
  Class I Shares (Based on net assets of $195,136,875 and
    12,880,458 shares of beneficial interest issued and
    outstanding)............................................  $      15.15
                                                              ============
  Class II Shares (Based on net assets of $140,751,416 and
    9,292,588 shares of beneficial interest issued and
    outstanding)............................................  $      15.15
                                                              ============

                                               See Notes to Financial Statements

Statement of Operations
For the Six Months Ended June 30, 2002 (Unaudited)

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $20,947).....  $  2,233,352
Interest....................................................       178,329
Other.......................................................           653
                                                              ------------
    Total Income............................................     2,412,334
                                                              ------------
EXPENSES:
Investment Advisory Fee.....................................       820,362
Distribution (12b-1) and Service Fees.......................       130,709
Custody.....................................................        26,791
Trustees' Fees and Related Expenses.........................         9,382
Legal.......................................................         2,581
Other.......................................................        75,226
                                                              ------------
    Total Expenses..........................................     1,065,051
    Less Credits Earned on Cash Balances....................            35
                                                              ------------
    Net Expenses............................................     1,065,016
                                                              ------------
NET INVESTMENT INCOME.......................................  $  1,347,318
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $    994,964
  Futures...................................................      (480,787)
                                                              ------------
Net Realized Gain...........................................       514,177
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................     7,358,342
  End of the Period:
    Investments.............................................    (7,220,921)
                                                              ------------
Net Unrealized Depreciation During the Period...............   (14,579,263)
                                                              ------------
NET REALIZED AND UNREALIZED LOSS............................  $(14,065,086)
                                                              ============
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $(12,717,768)
                                                              ============

See Notes to Financial Statements

Statements of Changes in Net Assets
(Unaudited)

                                                   SIX MONTHS ENDED       YEAR ENDED
                                                    JUNE 30, 2002      DECEMBER 31, 2001
                                                   -------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.............................   $  1,347,318        $  2,126,115
Net Realized Gain/Loss............................        514,177          (3,535,149)
Net Unrealized Depreciation During the Period.....    (14,579,263)         (5,224,816)
                                                     ------------        ------------
Change in Net Assets from Operations..............    (12,717,768)         (6,633,850)
                                                     ------------        ------------

Distributions from Net Investment Income:
  Class I Shares..................................     (1,466,251)            (64,052)
  Class II Shares.................................       (666,095)                -0-
                                                     ------------        ------------
                                                       (2,132,346)            (64,052)
                                                     ------------        ------------

Distributions from Net Realized Gain:
  Class I Shares..................................            -0-            (660,261)
  Class II Shares.................................            -0-            (178,428)
                                                     ------------        ------------
                                                              -0-            (838,689)
                                                     ------------        ------------
Total Distributions...............................     (2,132,346)           (902,741)
                                                     ------------        ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES......................................    (14,850,114)         (7,536,591)
                                                     ------------        ------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.........................    145,601,870         136,255,354
Net Asset Value of Shares Issued Through Dividend
  Reinvestment....................................      2,132,346             902,741
Cost of Shares Repurchased........................    (16,563,475)        (15,748,889)
                                                     ------------        ------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS....................................    131,170,741         121,409,206
                                                     ------------        ------------
TOTAL INCREASE IN NET ASSETS......................    116,320,627         113,872,615
NET ASSETS:
Beginning of the Period...........................    219,567,664         105,695,049
                                                     ------------        ------------
End of the Period (Including accumulated
  undistributed net investment income of
  $1,301,878 and $2,086,906, respectively)........   $335,888,291        $219,567,664
                                                     ============        ============

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                               SIX
                              MONTHS
                              ENDED                    YEAR ENDED DECEMBER 31,
CLASS I SHARES               JUNE 30,     -------------------------------------------------
                               2002       2001(a)     2000     1999 (a)     1998      1997
                            ---------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD............   $15.90      $17.01     $15.34     $14.48     $12.12    $ 9.97
                              ------      ------     ------     ------     ------    ------
  Net Investment Income....      .05         .22        .18        .19        .12       .07
  Net Realized and
    Unrealized Gain/Loss...     (.65)      (1.21)      2.71       1.66       2.26      2.31
                              ------      ------     ------     ------     ------    ------
Total from Investment
  Operations...............     (.60)       (.99)      2.89       1.85       2.38      2.38
                              ------      ------     ------     ------     ------    ------
Less:
  Distributions from Net
    Investment Income......      .15         .01        .18        .27        .02       .07
  Distributions from Net
    Realized Gain..........      -0-         .11       1.04        .72        -0-       .16
                              ------      ------     ------     ------     ------    ------
Total Distributions........      .15         .12       1.22        .99        .02       .23
                              ------      ------     ------     ------     ------    ------
NET ASSET VALUE, END OF THE
  PERIOD...................   $15.15      $15.90     $17.01     $15.34     $14.48    $12.12
                              ======      ======     ======     ======     ======    ======

Total Return*.............. -3.84%**      -5.81%     19.34%     12.99%     19.61%    23.90%
Net Assets at End of the
  Period (In millions).....   $195.1      $143.4     $ 92.0     $ 52.5     $ 32.2    $ 11.7
Ratio of Expenses to
  Average Net Assets*......     .68%        .75%       .75%       .75%       .75%      .75%
Ratio of Net Investment
  Income to Average Net
  Assets*..................    1.08%       1.40%      1.39%      1.25%      1.27%     1.19%
Portfolio Turnover.........      38%**      103%       100%        96%        70%       96%
 * If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to
  Average Net Assets.......      N/A         N/A       .80%       .92%      1.09%     1.63%
Ratio of Net Investment
  Income to Average Net
  Assets...................      N/A         N/A      1.34%      1.08%       .93%      .31%

** Non-Annualized

N/A = Not Applicable.

(a) Based on average shares outstanding

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                             SIX                       SEPTEMBER 18, 2000
                                            MONTHS         YEAR          (COMMENCEMENT
                                            ENDED         ENDED          OF INVESTMENT
CLASS II SHARES                            JUNE 30,    DECEMBER 31,      OPERATIONS) TO
                                             2002        2001 (a)      DECEMBER 31, 2000
                                           ----------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD.................................   $15.88        $17.02             $17.22
                                            ------        ------             ------
  Net Investment Income..................      .04           .18                .06
  Net Realized and Unrealized
    Gain/Loss............................     (.66)        (1.21)               .76
                                            ------        ------             ------
Total from Investment Operations.........     (.62)        (1.03)               .82
                                            ------        ------             ------
Less:
  Distributions from Net Investment
    Income...............................      .11           -0-                .15
  Distributions from Net Realized Gain...      -0-           .11                .87
                                            ------        ------             ------
Total Distributions......................      .11           .11               1.02
                                            ------        ------             ------
NET ASSET VALUE, END OF THE PERIOD.......   $15.15        $15.88             $17.02
                                            ======        ======             ======

Total Return* (b)........................   -3.96%**      -6.05%              5.00%**
Net Assets at End of the Period (In
  millions)..............................   $140.8        $ 76.1             $ 13.7
Ratio of Expenses to Average Net
  Assets*................................     .93%         1.00%              1.00%
Ratio of Net Investment Income to Average
  Net Assets*............................     .83%         1.15%              1.23%
Portfolio Turnover.......................      38%**        103%               100%
 * If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets.................................      N/A           N/A              1.03%
Ratio of Net Investment Income to Average
  Net Assets.............................      N/A           N/A              1.20%

** Non-Annualized

N/A = Not Applicable

(a) Based on average shares outstanding

(b) These returns include combined Rule 12b-1 fees and service fees of up to .25%.

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

June 30, 2002 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Life Investment Trust Growth and Income Portfolio (the "Portfolio") is organized as a series of the Van Kampen Life Investment Trust (the "Trust"), a Delaware business trust and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Portfolio's investment objective is to seek long-term growth of capital and income. The Portfolio commenced investment operations on December 23, 1996. The distribution of the Portfolio's Class II Shares commenced on September 18, 2000.

    The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sales price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the bid and asked prices. For those securities where prices or quotations are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Portfolio may invest in repurchase agreements which are short-term investments in which the Portfolio acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Portfolio may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Portfolio will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is

NOTES TO
FINANCIAL STATEMENTS

June 30, 2002 (Unaudited)

required to maintain the value of the underlying security at not less than the repurchase proceeds due the Portfolio.

C. INCOME AND EXPENSES Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Portfolio are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Portfolio intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 2001, the Portfolio had an accumulated capital loss carryforward for tax purposes of $2,353,736 which will expire on December 31, 2009. Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions.

    At June 30, 2002, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................    $345,500,000
                                                                ============
Gross tax unrealized appreciation...........................    $ 16,104,089
Gross tax unrealized depreciation...........................     (24,788,777)
                                                                ------------
Net tax unrealized depreciation on investments..............    $ (8,684,688)
                                                                ============

E. DISTRIBUTION OF INCOME AND GAINS The Portfolio declares and pays dividends annually from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on futures transactions. All short-term capital gains and a portion of futures gains are included in ordinary income for tax purposes.

F. EXPENSE REDUCTIONS During the six months ended June 30, 2002, the Portfolio's custody fee was reduced by $35 as a result of credits earned on cash balances.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2002 (Unaudited)

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Portfolio's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Portfolio for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $500 million..........................................       .60%
Over $500 million...........................................       .55%

    For the six months ended June 30, 2002, the Portfolio recognized expenses of approximately $2,600, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Portfolio, of which a trustee of the Portfolio is an affiliated person.

    Under an Accounting Services agreement, the Adviser provides accounting services to the Portfolio. The Adviser allocates the cost of such services to each portfolio. For the six months ended June 30, 2002, the Portfolio recognized expenses of approximately $12,600, representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Portfolio which is reported as part of "Other" expenses in the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Portfolio. For the six months ended June 30, 2002, the Portfolio recognized expenses of approximately $7,500 representing transfer agency fees paid to VKIS. Transfer Agency fees are determined through negotiations with the Portfolio's Board of Trustees and are based on competitive benchmarks.

    Certain officers and trustees of the Portfolio are also officers and directors of Van Kampen. The Portfolio does not compensate its officers or trustees who are officers of Van Kampen.

    The Portfolio provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Portfolio and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $50,745 are included in "Other" assets on the Statement of Assets and Liabilities at June 30, 2002. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio. Benefits under the retirement plan are payable

NOTES TO
FINANCIAL STATEMENTS

June 30, 2002 (Unaudited)

upon retirement for a ten-year period and are based upon each trustee's years of service to the Portfolio. The maximum annual benefit per trustee under the plan is $2,500.

    For the six months ended June 30, 2002, the Portfolio paid brokerage commissions to Morgan Stanley DW Inc., an affiliate of the Adviser, totaling $10,897.

3. CAPITAL TRANSACTIONS

At June 30, 2002, capital aggregated $195,793,575 and $149,713,922 for Classes I and II, respectively. For the six months ended June 30, 2002, transactions were as follows:

                                                             SHARES         VALUE
Sales:
  Class I................................................   4,531,697    $ 69,607,117
  Class II...............................................   4,741,151      75,994,753
                                                           ----------    ------------
Total Sales..............................................   9,272,848    $145,601,870
                                                           ==========    ============
Dividend Reinvestment:
  Class I................................................      88,864    $  1,466,251
  Class II...............................................      40,345         666,095
                                                           ----------    ------------
Total Dividend Reinvestment..............................     129,209    $  2,132,346
                                                           ==========    ============
Repurchases:
  Class I................................................    (760,653)   $(12,106,837)
  Class II...............................................    (283,839)     (4,456,638)
                                                           ----------    ------------
Total Repurchases........................................  (1,044,492)   $(16,563,475)
                                                           ==========    ============

NOTES TO
FINANCIAL STATEMENTS

June 30, 2002 (Unaudited)

    At December 31, 2001, capital aggregated $136,827,044 and $77,509,712 for Classes I and II, respectively. For the year ended December 31, 2001, transactions were as follows:

                                                             SHARES         VALUE
Sales:
  Class I................................................   4,519,731    $ 72,078,470
  Class II...............................................   4,027,889      64,176,884
                                                           ----------    ------------
Total Sales..............................................   8,547,620    $136,255,354
                                                           ==========    ============
Dividend Reinvestment:
  Class I................................................      47,558    $    724,313
  Class II...............................................      11,708         178,428
                                                           ----------    ------------
Total Dividend Reinvestment..............................      59,266    $    902,741
                                                           ==========    ============
Repurchases:
  Class I................................................    (952,907)   $(14,981,038)
  Class II...............................................     (50,411)       (767,851)
                                                           ----------    ------------
Total Repurchases........................................  (1,003,318)   $(15,748,889)
                                                           ==========    ============

    On April 30, 2002, the Portfolio acquired all of the assets and liabilities of the Van Kampen Life Investment Trust Strategic Stock Portfolio ("LIT Strategic Stock") through a tax free reorganization approved by LIT Strategic Stock shareholders on April 23, 2002. The Portfolio issued 2,277,826 and 262,612 shares of Classes I and II valued at $36,900,780 and $4,254,308, respectively, in exchange for LIT Strategic Stock's net assets. The shares of LIT Strategic Stock were converted into Portfolio shares at a ratio of .7463 to 1 and .7481 to 1 for Classes I and II, respectively. Included in these net assets was a capital loss carryforward of $933,440, deferred wash sale losses of $399,315, which is included in accumulated net realized loss and a deferred compensation balance of $31,305 which is included in accumulated undistributed net investment income. Net unrealized appreciation of LIT Strategic Stock as of April 30, 2002 was $3,402,743. Shares issued in connection with this reorganization are included in proceeds from shares sold for the six months ended June 30, 2002. Combined net assets on the day of reorganization were $322,448,202.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $184,366,861 and $99,123,391, respectively.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2002 (Unaudited)

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Portfolio has a variety of reasons to use derivative instruments, such as to attempt to protect the Portfolio against possible changes in the market value of its portfolio or to generate potential gain. All of the Portfolio's holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.

    During the period, the Portfolio invested in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Portfolio generally invests in exchange traded stock index futures. These contracts are generally used as a substitute for purchasing and selling specific securities. Upon entering into futures contracts, the Portfolio maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as an initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

    Transactions in futures contracts for the six months ended June 30, 2002, were as follows:

                                                              CONTRACTS
Outstanding at December 31, 2001............................      13
Futures Opened..............................................      13
Futures Closed..............................................     (26)
                                                                 ---
Outstanding at June 30, 2002................................     -0-
                                                                 ===

6. DISTRIBUTION AND SERVICE PLANS

The Portfolio has adopted a distribution plan with respect to its Class II Shares pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Portfolio's Class II Shares, ongoing shareholder services and maintenance of shareholder accounts with respect to its Class II Shares. Under the Plans, the Portfolio may spend up to a total of .35% per year of the Portfolio's average daily net assets with respect to its Class II Shares. Notwithstanding the foregoing, the

NOTES TO
FINANCIAL STATEMENTS

June 30, 2002 (Unaudited)

Portfolio's Board of Trustees currently limits the aggregate amount payable under the Plans to .25% per year of the Portfolio's average daily net assets with respect to its Class II Shares.

    Annual fees under the Plan of up to .25% of Class II average daily net assets are accrued daily. Included in these fees for the six months ended June 30, 2002 are payments retained by Van Kampen of approximately $1,800.

           VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity and Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

Global/International

   Asian Equity
   Emerging Markets
   European Value Equity
   Global Equity Allocation
   Global Franchise
   Global Value Equity
   International Advantage
   International Magnum
   Latin American
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income*

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income*
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Strategic Municipal Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at (800) 847-2424
  Telecommunications Device
  for the Deaf (TDD) users,
  call (800) 421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN LIFE INVESTMENT TRUST
GROWTH AND INCOME PORTFOLIO

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG, LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Portfolio, as defined in the Investment Company Act of 1940, as amended.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2002 Van Kampen Funds Inc. All rights reserved.
LIT SAR GI 8/02                                                Member NASD/SIPC.
                                                                 6983H02-AP-8/02

                            Table of Contents

                                     OVERVIEW
                      LETTER TO POLICYHOLDERS       1
                            ECONOMIC SNAPSHOT       2

                          PERFORMANCE SUMMARY
                            RETURN HIGHLIGHTS       4
             Q&A WITH YOUR PORTFOLIO MANAGERS       5

                               BY THE NUMBERS
                 YOUR PORTFOLIO'S INVESTMENTS       8
                         FINANCIAL STATEMENTS      12
                NOTES TO FINANCIAL STATEMENTS      17

                       VAN KAMPEN INVESTMENTS
               THE VAN KAMPEN FAMILY OF FUNDS      26
    BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      27

You have a time-tested partner in Van Kampen.

This report must be preceded or accompanied by a prospectus for the portfolio being offered.

This portfolio is being offered through a variable insurance contract.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO POLICYHOLDERS
July 22, 2002

Dear Policyholder,

Due to events in the markets and the well-publicized controversies surrounding certain companies, the recent months have been challenging for many investors.

Against this backdrop, you may be re-evaluating your investments. In this regard, your financial advisor is a particularly valuable resource. Your advisor can help you review your current asset allocation and determine whether it remains appropriate for your goals, risk tolerance and time horizon.

You also have a time-tested partner in Van Kampen. With roots extending to 1927, our legacy spans other market downturns and periods of uncertainty. While the causes of turbulence have changed, our generations of experience have taught us the enduring value of patience, discipline and long-term focus.

                  Thank you for your continued trust in Van Kampen. We appreciate the opportunity to help you and your loved ones enjoy life's true wealth--family, friends and life's daily pleasures.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Asset Management Inc.

ECONOMIC SNAPSHOT

THE ECONOMY
OVERALL ECONOMIC ACTIVITY INCREASED MODESTLY IN JUNE, CONTINUING THE TREND THAT HAS BEEN EVIDENT THROUGHOUT 2002.

SIGNS OF GROWTH WERE EVIDENT IN MANY OF THE STATISTICAL MEASURES RELEASED THROUGHOUT THE MONTH. FOR EXAMPLE, MANUFACTURING ACTIVITY, WHICH SLOWLY GAINED MOMENTUM IN RECENT MONTHS, CLIMBED TO ITS HIGHEST LEVEL SINCE JUNE 1999.

AND, DESPITE LESS-THAN-ANTICIPATED EMPLOYMENT GROWTH AND INCREASING UNCERTAINTY IN WORLD ECONOMICS AND POLITICS, U.S. CONSUMERS CONTINUED TO SUPPORT DOMESTIC GROWTH THROUGH THE PURCHASE OF HOUSES, CARS AND EVERYDAY MERCHANDISE AND SERVICES.

FINALLY, AS IF ACKNOWLEDGING HOW FAR THE ECONOMY HAS COME--AND HOW FAR IT STILL HAS TO GO--THE FEDERAL RESERVE BOARD CHOSE TO LEAVE SHORT-TERM INTEREST RATES AT THE REMARKABLY LOW LEVELS THAT PREVAILED THROUGHOUT THE FIRST HALF OF 2002.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(March 31, 2000--March 31, 2002)

[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Mar 00                                                                            4.80
Jun 00                                                                            5.70
Sep 00                                                                            1.30
Dec 00                                                                            1.90
Mar 01                                                                            1.30
Jun 01                                                                            0.30
Sep 01                                                                           -1.30
Dec 01                                                                            1.70
Mar 02                                                                            6.10

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(June 30, 2000--June 30, 2002)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Jun 00                                                                      6.50                               3.70
                                                                            6.50                               3.70
                                                                            6.50                               3.40
Sept 00                                                                     6.50                               3.50
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Dec 00                                                                      6.50                               3.40
                                                                            5.50                               3.70
                                                                            5.50                               3.50
Mar 01                                                                      5.00                               2.90
                                                                            4.50                               3.30
                                                                            4.00                               3.60
Jun 01                                                                      3.75                               3.20
                                                                            3.75                               2.70
                                                                            3.50                               2.70
Sept 01                                                                     3.00                               2.60
                                                                            2.50                               2.10
                                                                            2.00                               1.90
Dec 01                                                                      1.75                               1.60
                                                                            1.75                               1.10
                                                                            1.75                               1.10
Mar 02                                                                      1.75                               1.50
                                                                            1.75                               1.60
                                                                            1.75                               1.20
Jun 02                                                                      1.75                               1.10

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of June 30, 2002)

                                                 CLASS I         CLASS II
-----------------------------------------------------------------------------
Six-month total return based on NAV(1)              4.03%           3.88%
-----------------------------------------------------------------------------
One-year total return based on NAV(1)               8.78%           8.62%
-----------------------------------------------------------------------------
Five-year average annual total return based on
NAV(1)                                              6.91%             N/A
-----------------------------------------------------------------------------
Ten-year average annual total return based on
NAV(1)                                              6.26%             N/A
-----------------------------------------------------------------------------
Life-of-Portfolio average annual total return
based on NAV(1)                                     6.86%           7.16%
-----------------------------------------------------------------------------
Commencement date                                04/07/86        12/15/00
-----------------------------------------------------------------------------
SEC Yield(2)                                        6.59%           6.35%
-----------------------------------------------------------------------------

    N/A = Not Applicable

(1) Total return based on net asset value (NAV) assumes reinvestment of all distributions for the period. The returns for Class II Shares include combined Rule 12b-1 fees and service fees of up to .25%. The Portfolio's Adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the Portfolio's returns would have been lower.

    Total returns do not include any charges, expenses, or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, the returns would have been lower.

(2) SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ended June 30, 2002.

    See the Comparative Performance section of the current prospectus. An investment in the Portfolio is subject to investment risks, and you could lose money on your investment in the Portfolio. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and portfolio shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown.

    Portfolio shares are neither insured nor guaranteed by the U.S. Government.

    Market forecasts provided in this report may not necessarily come to pass.

    The Portfolio being offered is through a variable insurance contract.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGEMENT TEAM FOR THE VAN KAMPEN LIFE INVESTMENT TRUST--GOVERNMENT PORTFOLIO ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE PORTFOLIO'S RETURN DURING THE SIX-MONTH PERIOD ENDED JUNE 30, 2002. THE PORTFOLIO IS MANAGED BY THE ADVISER'S HIGH GRADE TEAM. CURRENT MEMBERS(1) OF THE TEAM INCLUDE W. DAVID ARMSTRONG, MANAGING DIRECTOR; PAUL F. O'BRIEN, EXECUTIVE DIRECTOR; AND DAVID S. HOROWITZ, VICE PRESIDENT. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE PORTFOLIO'S PERFORMANCE.

(1) Team members may change at any time without notice.

Q   WHAT WAS THE MARKET
    ENVIRONMENT OF THE PAST SIX MONTHS?

A   Over the past six months, the
high-grade bond market has been driven by two trends. The first involved a general preference among investors for lower-risk assets as the stock markets entered what appeared to be a third consecutive year of losses. Equity, as well as corporate bond, volatility was heightened by a series of high-profile accounting scandals that served to undermine investors' faith in publicly traded companies. As a result, investors shifted their attention, and their assets, to relatively lower-risk securities. High-grade bonds were the major beneficiary of this shift, with Treasury yields falling across the curve. Mortgage-backed securities generally performed even better than Treasuries as investors sought their above-Treasury yields and top-tier credit.

    The other major development was a continuation of the steepening of the yield curve that started in 2001. That trend only intensified in the first six months of 2002, with the spread between yields on the short and long ends significantly higher by the end of the period.

Q   HOW DID THE PORTFOLIO PERFORM
    IN THIS ENVIRONMENT?

A   For the six months ended June 30,
2002, the portfolio generated a total return of 4.03 percent.

    Total return based on net asset value (NAV) of Class I shares assumes reinvestment of all distributions for the period. Total returns do not include any charges, expenses or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, the returns would have been lower. There are no sales charges or additional expenses included at the portfolio level. The portfolio's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements, the portfolio's returns would have been lower.

    By comparison, the Lehman Brothers Mutual Fund Government/ Mortgage Index, the portfolio's benchmark, posted a total return of 4.15 percent for the same period. This broad-based, unmanaged index, which reflects the general performance of U.S. government and mortgage-backed securities, does not reflect any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. It is not possible to invest directly in an index. Investment return and principal value will fluctuate and portfolio shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Performance of other share classes will vary. As a result of recent market activity, current performance may vary from the figures shown. Please refer to page 4 for additional portfolio performance results.

Q   WHAT WERE THE KEY DRIVERS OF
    THE PORTFOLIO'S PERFORMANCE RELATIVE TO ITS BENCHMARK?

A   The portfolio did well versus its
benchmark largely through its asset allocation. Because of its heavy weighting in Treasuries and Agencies, the portfolio was able to benefit fully from the growing demand for--and thus rising prices of--these bonds. The portfolio also benefited from the structure of its mortgage portfolio, which provided what we believe is a comfortable yield with a relatively stable prepayment profile.

Q   WHAT STRATEGIES DID YOU USE
    TO MANAGE THE PORTFOLIO?

A   We spent some of the period
working on integrating the former Van Kampen Life Investment Trust Domestic Income Portfolio's holdings into Van Kampen Life Investment Trust Government Portfolio. One of the main results of the merger was the liquidation of the former fund's corporate holdings to bring the combined portfolio into alignment with this portfolio's high-quality investment strategy.

    We used much of the proceeds from those sales to increase the portfolio's holdings in Agency securities. We found these bonds attractive for their yield advantage to Treasuries, as well as for their responsiveness to falling interest rates. We boosted the portfolio's Agency exposure from under 2 percent at the start of the period to over 11 percent by the end, which proved to be a boon as investors bid up prices in the sector.

    We also selectively maintained the portfolio's exposure to mortgage paper. Our primary strategy within the mortgage market was to keep the portfolio well structured across coupons and maturities in order to maintain reasonable sensitivity to current interest rates while attempting to protect the portfolio's yield. One of the ways we did this was to focus on discount coupons, which tend to react more favorably to lower-interest-rate environments, and higher coupons, where we felt the market had overreacted to the potential for prepayment. By buying these securities we hoped to capitalize on the market's tendency to over react to potential prepayments. The strategy also helped to maintain a degree of responsiveness to current interest rates.

    Regarding higher-coupon mortgages, through rigorous quantitative analysis we identified several older securities with relatively high coupons that seemed unlikely to experience unusually fast prepayments. The holders of the underlying mortgages have had ample opportunity to prepay during the falling interest rates of recent years but, for one reason or another, have chosen not to. As a result, we have confidence that the bonds should continue to produce strong income with a low likelihood of that income being called away through prepayment.

Q   WHAT IS YOUR OUTLOOK FOR
    THE PORTFOLIO AND THE MARKETS IN THE COMING MONTHS?

A   While we are generally optimistic
on the prospects for the U.S. economy, we are somewhat cautious about the effect an economic recovery will have on the bond market. Treasury yields are currently on the low side by historical measures, and the yield curve is relatively steep. As a result, interest rates are likely to rise if an economic recovery gathers steam. Rising rates, coupled with a flattening yield curve, could make for an especially tricky market for mortgage investors. As always, we will closely monitor the market for pockets of opportunity as well as for signs of risk.

                        BY THE NUMBERS

YOUR PORTFOLIO'S INVESTMENTS

June 30, 2002 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR PORTFOLIO'S INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                          MARKET
(000)     DESCRIPTION                       COUPON          MATURITY            VALUE
          CORPORATE BOND  0.0%
          TELECOMMUNICATIONS  0.0%
$  230    Global Crossing Holdings Ltd.
          (Bermuda) (a) (b)................  8.700%   08/01/07               $      3,450
                                                                             ------------

          COLLATERALIZED MORTGAGE OBLIGATIONS  2.4%
 1,460    Federal Home Loan Mortgage
          Corp. ...........................  5.500    04/15/15                  1,496,748
   300    Federal National Mortgage
          Association Pools................  6.000    02/25/22                    313,864
   750    Federal National Mortgage
          Association Pools................  6.022    11/25/10                    784,788
                                                                             ------------
          TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS.......................      2,595,400
                                                                             ------------

          MORTGAGE BACKED SECURITIES  11.6%
 1,585    Federal Home Loan Mortgage Corp.
          30 Year Pools....................  6.000    06/01/29 to 09/01/29      1,594,215
 2,273    Federal Home Loan Mortgage Corp.
          30 Year Pools....................  6.500    05/01/29 to 06/01/31      2,326,753
   983    Federal Home Loan Mortgage Corp.
          30 Year Pools....................  7.500    10/01/24 to 11/01/29      1,033,920
    42    Federal Home Loan Mortgage Corp.
          30 Year Pools....................  8.000    09/01/24 to 10/01/24         45,260
 1,331    Federal National Mortgage
          Association 15 Year Pools........  6.000    01/01/14 to 08/01/14      1,370,131
   373    Federal National Mortgage
          Association 15 Year Pools........  6.500    06/01/09 to 04/01/11        390,317
   563    Federal National Mortgage
          Association 15 Year Pools........  7.000    07/01/10 to 01/01/12        594,218
   125    Federal National Mortgage
          Association 30 Year Pools........  5.500    07/01/24 to 02/01/29        123,386
   159    Federal National Mortgage
          Association 30 Year Pools........  6.000    03/01/28 to 12/01/28        159,993
 1,035    Federal National Mortgage
          Association 30 Year Pools........  6.500    03/01/26 to 06/01/28      1,061,900

                                               See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

June 30, 2002 (Unaudited)

PAR
AMOUNT                                                                          MARKET
(000)     DESCRIPTION                       COUPON          MATURITY            VALUE
          MORTGAGE BACKED SECURITIES (CONTINUED)
$  119    Federal National Mortgage
          Association 30 Year Pools........  7.500%   05/01/24 to 10/01/24   $    125,844
   114    Federal National Mortgage
          Association 30 Year Pools........  8.000    06/01/24 to 10/01/24        121,883
   109    Federal National Mortgage
          Association 30 Year Pools........ 10.000    04/01/21                    123,497
   180    Federal National Mortgage
          Association 30 Year Pools........ 11.000    11/01/20                    205,899
   905    Government National Mortgage
          Association 30 Year Pools........  6.500    05/15/23 to 03/15/29        928,201
 1,570    Government National Mortgage
          Association 30 Year Pools........  7.000    04/15/23 to 11/15/27      1,641,860
   427    Government National Mortgage
          Association 30 Year Pools........  7.500    12/15/21 to 06/15/24        454,098
   131    Government National Mortgage
          Association 30 Year Pools........  8.000    05/15/17 to 01/15/23        141,684
    72    Government National Mortgage
          Association 30 Year Pools........  8.500    05/15/17 to 07/15/17         78,123
   225    Government National Mortgage
          Association 30 Year Pools........  9.500    06/15/09 to 10/15/09        250,025
    11    Government National Mortgage
          Association 30 Year Pools........ 11.000    09/15/10                     12,716
                                                                             ------------
          TOTAL MORTGAGE BACKED SECURITIES  11.6%.........................     12,783,923
                                                                             ------------

          UNITED STATES GOVERNMENT AGENCY OBLIGATIONS  11.1%
 3,500    Federal Home Loan Bank...........  4.625    04/15/05                  3,598,459
 3,400    Federal Home Loan Bank...........  5.125    03/06/06                  3,536,870
 1,050    Federal National Mortgage
          Association Pools................  6.250    05/15/29                  1,052,272
   200    Federal National Mortgage
          Association Pools................  7.250    05/15/30                    228,476
 1,985    Financing Corp. .................  9.650    11/02/18                  2,744,894
   700    Financing Corp. .................  9.800    04/06/18                    973,932
                                                                             ------------
          TOTAL UNITED STATES GOVERNMENT AGENCY OBLIGATIONS...............     12,134,903
                                                                             ------------

          UNITED STATES TREASURY OBLIGATIONS  57.5%
 1,500    United States Treasury Bonds
          (c)..............................  7.625    11/15/22                  1,857,044
 1,000    United States Treasury Bonds
          (c)..............................  8.000    11/15/21                  1,279,376
 1,600    United States Treasury Bonds
          (c)..............................  8.125    08/15/19                  2,049,934
 2,720    United States Treasury Bonds.....  8.125    08/15/21                  3,510,870

See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

June 30, 2002 (Unaudited)

PAR
AMOUNT                                                                          MARKET
(000)     DESCRIPTION                       COUPON          MATURITY            VALUE
          UNITED STATES TREASURY OBLIGATIONS (CONTINUED)
$  800    United States Treasury Bonds.....  8.750%   08/15/20               $  1,086,573
 1,250    United States Treasury Bonds
          (c)..............................  9.250    02/15/16                  1,718,205
   350    United States Treasury Bonds
          (c).............................. 10.375    11/15/12                    449,955
12,400    United States Treasury Bonds..... 10.750    02/15/03                 13,088,089
 8,000    United States Treasury Bonds..... 10.750    05/15/03                  8,616,552
 1,700    United States Treasury Bonds..... 10.750    08/15/05                  2,062,438
 5,500    United States Treasury Bonds
          (c).............................. 11.625    11/15/02                  5,705,117
 1,300    United States Treasury Bonds..... 11.875    11/15/03                  1,466,423
   700    United States Treasury Bonds
          (c).............................. 12.000    08/15/13                    978,934
 8,000    United States Treasury Notes
          (c)..............................  6.250    08/31/02                  8,062,936
 2,600    United States Treasury Notes.....  6.250    02/15/07                  2,845,827
 3,100    United States Treasury Notes
          (c)..............................  6.500    10/15/06                  3,413,652
 1,750    United States Treasury Notes.....  6.500    02/15/10                  1,956,838
 2,600    United States Treasury Notes.....  7.875    11/15/04                  2,882,188
                                                                             ------------
          TOTAL UNITED STATES TREASURY OBLIGATIONS........................     63,030,951
                                                                             ------------
TOTAL LONG-TERM INVESTMENTS  82.6%
  (Cost $88,488,198)......................................................     90,548,627
                                                                             ------------

SHORT-TERM INVESTMENTS  3.6%
REPURCHASE AGREEMENT  3.4%
State Street Bank & Trust Co. ($3,772,000 par collateralized by U.S.
Government obligations in a pooled cash account, dated 06/28/02, to be
sold on 07/01/02 at $3,772,591)...........................................      3,772,000

U.S. GOVERNMENT AGENCY OBLIGATIONS  0.2%
United States Treasury Bill ($200,000 par, yielding 1.774%, 10/17/02
  maturity) (c)...........................................................        198,941
                                                                             ------------

TOTAL SHORT-TERM INVESTMENTS
  (Cost $3,970,941).......................................................      3,970,941
                                                                             ------------

TOTAL INVESTMENTS  86.2%
  (Cost $92,459,139)......................................................     94,519,568

OTHER ASSETS IN EXCESS OF LIABILITIES  13.8%..............................     15,187,046
                                                                             ------------

NET ASSETS  100.0%........................................................   $109,706,614
                                                                             ============

                                               See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

June 30, 2002 (Unaudited)

(a) Non-income producing as security is in default.

(b) This borrower has filed for protection in federal bankruptcy court.

(c) Assets segregated as collateral for open futures and forward transactions.

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
June 30, 2002 (Unaudited)

ASSETS:
Total Investments (Cost $92,459,139)........................  $ 94,519,568
Cash........................................................       999,418
Receivables:
  Investments Sold..........................................    12,503,602
  Interest..................................................     1,651,586
  Portfolio Shares Sold.....................................        50,121
Forward Commitments.........................................       110,391
Other.......................................................       127,934
                                                              ------------
    Total Assets............................................   109,962,620
                                                              ------------
LIABILITIES:
Payables:
  Investment Advisory Fee...................................        40,729
  Variation Margin on Futures...............................        13,563
  Portfolio Shares Repurchased..............................         9,180
  Distributor and Affiliates................................         8,454
Trustees' Deferred Compensation and Retirement Plans........       172,908
Accrued Expenses............................................        11,172
                                                              ------------
    Total Liabilities.......................................       256,006
                                                              ------------
NET ASSETS..................................................  $109,706,614
                                                              ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $113,445,062
Accumulated Undistributed Net Investment Income.............     1,113,919
Net Unrealized Appreciation.................................     2,594,409
Accumulated Net Realized Loss...............................    (7,446,776)
                                                              ------------
NET ASSETS..................................................  $109,706,614
                                                              ============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE:
Class I Shares (Based on net assets of $82,157,952 and
  8,813,356 shares of beneficial interest issued and
  outstanding)..............................................  $       9.32
                                                              ============
Class II Shares (Based on net assets of $27,548,662 and
  2,952,780 shares of beneficial interest issued and
  outstanding)..............................................  $       9.33
                                                              ============

                                               See Notes to Financial Statements

Statement of Operations
For the Six Months Ended June 30, 2002 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $1,697,180
                                                              ----------
EXPENSES:
Investment Advisory Fee.....................................     207,945
Accounting..................................................      18,678
Distribution (12b-1) and Service Fees.......................      16,128
Trustees' Fees and Related Expenses.........................      11,657
Custody.....................................................       8,577
Legal.......................................................       1,646
Other.......................................................      27,210
                                                              ----------
    Total Expenses..........................................     291,841
    Investment Advisory Fee Reduction.......................      22,353
    Less Credits Earned on Cash Balances....................          30
                                                              ----------
    Net Expenses............................................     269,458
                                                              ----------
NET INVESTMENT INCOME.......................................  $1,427,722
                                                              ==========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $  102,619
  Futures...................................................     261,144
  Forward Commitments.......................................     423,298
                                                              ----------
Net Realized Gain...........................................     787,061
                                                              ----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   1,309,057
                                                              ----------
  End of the Period:
    Investments.............................................   2,060,429
    Futures.................................................     423,589
    Forward Commitments.....................................     110,391
                                                              ----------
                                                               2,594,409
                                                              ----------
Net Unrealized Appreciation During the Period...............   1,285,352
                                                              ----------
NET REALIZED AND UNREALIZED GAIN............................  $2,072,413
                                                              ==========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $3,500,135
                                                              ==========

See Notes to Financial Statements

Statements of Changes in Net Assets
(Unaudited)

                                                    SIX MONTHS ENDED      YEAR ENDED
                                                     JUNE 30, 2002     DECEMBER 31, 2001
                                                    ------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..............................   $  1,427,722        $ 3,153,728
Net Realized Gain..................................        787,061          1,392,919
Net Unrealized Appreciation/Depreciation During the
  Period...........................................      1,285,352           (494,162)
                                                      ------------        -----------
Change in Net Assets from Operations...............      3,500,135          4,052,485
                                                      ------------        -----------

Distributions from Net Investment Income:
  Class I Shares...................................     (2,754,569)        (3,258,020)
  Class II Shares..................................       (545,589)           (25,663)
                                                      ------------        -----------
Total Distributions................................     (3,300,158)        (3,283,683)
                                                      ------------        -----------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.......................................        199,977            768,802
                                                      ------------        -----------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold..........................     41,725,650         19,900,289
Net Asset Value of Shares Issued Through Dividend
  Reinvestment.....................................      3,300,158          3,283,683
Cost of Shares Repurchased.........................     (5,311,402)        (9,283,376)
                                                      ------------        -----------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS.....................................     39,714,406         13,900,596
                                                      ------------        -----------
TOTAL INCREASE IN NET ASSETS.......................     39,914,383         14,669,398
NET ASSETS:
Beginning of the Period............................     69,792,231         55,122,833
                                                      ------------        -----------
End of the Period (Including accumulated
  undistributed net investment income of $1,113,919
  and $2,986,355, respectively)....................   $109,706,614        $69,792,231
                                                      ============        ===========

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                SIX
                               MONTHS
                               ENDED                   YEAR ENDED DECEMBER 31,
CLASS I SHARES                JUNE 30,    -------------------------------------------------
                              2002 (b)    2001 (a)(b)     2000      1999     1998     1997
                              -------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD.................  $9.39         $9.30       $ 8.82    $ 9.59    $8.92    $8.67
                               -----         -----       ------    ------    -----    -----
  Net Investment Income......    .15           .47          .56       .53      .52      .56
  Net Realized and Unrealized
    Gain/Loss................    .21           .15          .48      (.84)     .24      .23
                               -----         -----       ------    ------    -----    -----
Total from Investment
  Operations.................    .36           .62         1.04      (.31)     .76      .79
Less Distributions from Net
  Investment Income..........    .43           .53          .56       .46      .09      .54
                               -----         -----       ------    ------    -----    -----
NET ASSET VALUE, END OF THE
  PERIOD.....................  $9.32         $9.39       $ 9.30    $ 8.82    $9.59    $8.92
                               =====         =====       ======    ======    =====    =====

Total Return**...............  4.03%*        6.92%       12.40%    -3.36%    8.59%    9.61%
Net Assets at End of the
  Period (In millions).......  $82.2         $60.1       $ 55.1    $ 53.3    $57.1    $52.6
Ratio of Expenses to Average
  Net Assets**...............   .60%          .60%         .60%      .60%     .60%     .60%
Ratio of Net Investment
  Income to Average Net
  Assets**...................  3.44%         5.09%        6.14%     5.92%    5.74%    6.51%
Portfolio Turnover...........    57%*          82%         180%       92%     107%     119%
 * Non-annualized
** If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average
  Net Assets.................   .65%          .71%         .79%      .74%     .73%     .74%
Ratio of Net Investment
  Income to Average Net
  Assets.....................  3.38%         4.99%        5.95%     5.78%    5.61%    6.37%

(a) As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities and presenting paydown gains and losses on mortgage- and asset-backed securities as interest income. The effect of these changes for the year ended December 31, 2001 was to decrease net investment income per share by $.02, increase net realized and unrealized gains and losses per share by $.02 and decrease the ratio of net investment income to average net assets from 5.27% to 5.09%. Per share, ratios and supplemental data for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(b) Based on average shares outstanding.

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                              SIX                       DECEMBER 15, 2000
                                             MONTHS                       (COMMENCEMENT
                                             ENDED       YEAR ENDED       OF INVESTMENT
CLASS II SHARES                             JUNE 30,    DECEMBER 31,     OPERATIONS) TO
                                            2002 (c)    2001 (b)(c)     DECEMBER 31, 2000
                                            ---------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD..   $9.39         $9.31              $9.28
                                             -----         -----              -----
  Net Investment Income...................     .15           .40                .02
  Net Realized and Unrealized Gain........     .20           .21                .01
                                             -----         -----              -----
Total from Investment Operations..........     .35           .61                .03
Less Distributions from Net Investment
  Income..................................     .41           .53                -0-
                                             -----         -----              -----
NET ASSET VALUE, END OF THE PERIOD........   $9.33         $9.39              $9.31
                                             =====         =====              =====

Total Return (a)**........................   3.88%*        6.73%               .32%*
Net Assets at End of the Period (In
  millions)...............................   $27.5         $ 9.7              $ 1.0
Ratio of Expenses to Average Net
  Assets**................................    .85%          .85%               .85%
Ratio of Net Investment Income to Average
  Net Assets**............................   3.41%         4.51%              5.61%
Portfolio Turnover........................     57%*          82%               180%
 * Non-annualized
** If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets...    .90%          .96%              1.40%
Ratio of Net Investment Income to Average
  Net Assets..............................   3.36%         4.41%              5.06%

(a) These returns include combined Rule 12b-1 fees and service fees of up to .25%.

(b) As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities and presenting paydown gains and losses on mortgage- and asset-backed securities as interest income. The effect of these changes for the year ended December 31, 2001 was to decrease net investment income per share by $.02, increase net realized and unrealized gains and losses per share by $.02 and decrease the ratio of net investment income to average net assets from 4.69% to 4.51%. Per share, ratios and supplemental data for the period prior to December 31, 2001 have not been restated to reflect this change in presentation.

(c) Based on average shares outstanding.

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

June 30, 2002 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Life Investment Trust Government Portfolio (the "Portfolio") is organized as a series of the Van Kampen Life Investment Trust (the "Trust"), a Delaware business trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Portfolio's investment objective is to seek to provide investors with high current return consistent with preservation of capital. The Portfolio commenced investment operations on April 7, 1986. The distribution of the Portfolio's Class II Shares commenced on December 15, 2000.

    The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments and forwards are stated at value using market quotations or indications of value obtained from an independent pricing service based upon the mean of the bid and asked prices. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Portfolio trades certain securities under the terms of forward commitments, whereby the settlement for payment and delivery occurs at a specified future date. Forward commitments are privately negotiated transactions between the Portfolio and dealers. Upon executing a forward commitment and during the period of obligation, the Portfolio maintains collateral of cash or securities in a segregated account with its custodian in an amount sufficient to relieve the obligation. If the intent of the Portfolio is to accept delivery of a security traded under a forward purchase commitment, the commitment is recorded as a long-term purchase. For forward purchase commitments for which security settlement is not intended by the Portfolio, changes in the value of the commitment are recognized by marking the commitment to market on a daily basis. Certain

NOTES TO
FINANCIAL STATEMENTS

June 30, 2002 (Unaudited)

forward commitments are entered into with the intent of recognizing fee income which results from the difference between the price of a forward settlement security versus the current cash settlement price of the same security. Purchasing securities on a forward commitment involves a risk that the market value at the time of delivery may be lower than the agreed upon purchase price resulting in an unrealized loss. This potential for loss may be greater than the amount shown on the Statement of Assets and Liabilities for forwards that do not intend to settle. Selling securities on a forward commitment involves different risks and can result in losses more significant than those arising from the purchase of such securities.

    The Portfolio may invest in repurchase agreements which are short-term investments in which the Portfolio acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Portfolio may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Portfolio will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Portfolio.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized over the expected life of each applicable security. Income and expenses of the Portfolio are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Portfolio intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 2001, the Portfolio had an accumulated capital loss carryforward for tax purposes of $8,197,243 which will expire between December 31, 2002 and December 31, 2008. Of this amount, $4,471,849 will expire on December 31, 2002. Net realized loss may differ for financial and tax reporting purposes primarily as a

NOTES TO
FINANCIAL STATEMENTS

June 30, 2002 (Unaudited)

result of the deferral of losses resulting from straddle positions, and gains recognized for tax purposes on open futures positions at December 31, 2001.

    At June 30, 2002, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................    $93,333,852
                                                                ===========
Gross tax unrealized appreciation...........................    $ 1,698,786
Gross tax unrealized depreciation...........................       (513,070)
                                                                -----------
Net tax unrealized appreciation on investments..............    $ 1,185,716
                                                                ===========

E. DISTRIBUTION OF INCOME AND GAINS The Portfolio declares and pays dividends annually from net investment income and from net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains and gains on futures transactions. All short-term capital gains and a portion of future gains are included in ordinary income for tax purposes.

F. EXPENSE REDUCTIONS During the six months ended June 30, 2002, custody fees were reduced by $30 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under an Investment Advisory Agreement between the Adviser and the Trust, on behalf of the Portfolio and two other portfolios of the Trust (the "Combined Portfolios"), the Portfolio pays the Adviser a monthly fee based upon its share of a fee computed based upon an annual rate applied to the combined average daily net assets of the Combined Portfolios as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $500 million..........................................       .50%
Next $500 million...........................................       .45%
Over $1 billion.............................................       .40%

    The effective management fee based on the average daily net assets of the Combined Portfolios for the six months ended June 30, 2002 was .50%.

    Under the terms of the Advisory agreement, if the total ordinary business expenses, exclusive of taxes, distribution fees and interest, exceed .95% of the average daily net assets of the Portfolio, the Adviser will reimburse the Portfolio for the amount of the excess. Additionally, the Adviser has voluntarily agreed to reimburse the Portfolio for all expenses as a percent of average daily net assets in excess of .60% for Class I Shares and .85% for Class II Shares. For the six months

NOTES TO
FINANCIAL STATEMENTS

June 30, 2002 (Unaudited)

ended June 30, 2002, the Adviser voluntarily waived $22,353 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

    For the six months ended June 30, 2002, the Portfolio recognized expenses of approximately $1,600, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Portfolio, of which a trustee of the Portfolio is an affiliated person.

    Under an Accounting Services agreement, the Adviser provides accounting services to the Portfolio. The Adviser allocates the cost of such services to each portfolio. For the six months ended June 30, 2002, the Portfolio recognized expenses of approximately $8,800, representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Portfolio, which are reported as part of "Accounting" expense in the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Portfolio. For the six months ended June 30, 2002, the Portfolio recognized expenses of approximately $7,400 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Portfolio's Board of Trustees and are based on competitive benchmarks.

    Certain officers and trustees of the Portfolio are also officers and directors of Van Kampen. The Portfolio does not compensate its officers or trustees who are officers of Van Kampen.

    The Portfolio provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Portfolio and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $95,524 are included in "Other" assets on the Statement of Assets and Liabilities at June 30, 2002. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Portfolio. The maximum annual benefit per trustee under the plan is $2,500.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2002 (Unaudited)

3. CAPITAL TRANSACTIONS

At June 30, 2002, capital aggregated $86,167,350 and $27,277,712 for Classes I and II, respectively. For the six months ended June 30, 2002, transactions were as follows:

                                                              SHARES         VALUE
Sales:
  Class I..................................................  2,595,310    $23,807,923
  Class II.................................................  1,941,981     17,917,727
                                                             ---------    -----------
Total Sales................................................  4,537,291    $41,725,650
                                                             =========    ===========
Dividend Reinvestment:
  Class I..................................................    308,117    $ 2,754,569
  Class II.................................................     60,960        545,589
                                                             ---------    -----------
Total Dividend Reinvestment................................    369,077    $ 3,300,158
                                                             =========    ===========
Repurchases:
  Class I..................................................   (491,020)   $(4,573,108)
  Class II.................................................    (79,781)      (738,294)
                                                             ---------    -----------
Total Repurchases..........................................   (570,801)   $(5,311,402)
                                                             =========    ===========

    At December 31, 2001, capital aggregated $64,177,966 and $9,552,690 for Class I and II, respectively. For the year ended December 31, 2001, transactions were as follows:

                                                              SHARES         VALUE
Sales:
  Class I.................................................   1,072,363    $ 9,920,990
  Class II................................................   1,074,989      9,979,299
                                                            ----------    -----------
Total Sales...............................................   2,147,351    $19,900,289
                                                            ==========    ===========
Dividend Reinvestment:
  Class I.................................................     360,400    $ 3,258,020
  Class II................................................       2,836         25,663
                                                            ----------    -----------
Total Dividend Reinvestment...............................     363,236    $ 3,283,683
                                                            ==========    ===========
Repurchases:
  Class I.................................................    (956,103)   $(8,830,104)
  Class II................................................     (48,313)      (453,272)
                                                            ----------    -----------
Total Repurchases.........................................  (1,004,416)   $(9,283,376)
                                                            ==========    ===========

NOTES TO
FINANCIAL STATEMENTS

June 30, 2002 (Unaudited)

    On April 30, 2002, the Portfolio acquired all of the assets and liabilities of the Van Kampen Life Investment Trust Domestic Income Portfolio ("LIT Domestic Income") through a taxable reorganization approved by LIT Domestic Income shareholders on April 23, 2002. The Portfolio issued 2,067,302 and 846,455 shares of Classes I and II valued at $18,915,811 and $7,761,992, respectively, in exchange for LIT Domestic Income's net assets. The shares of LIT Domestic Income were converted into Portfolio shares at a ratio of .8127 to 1 and .8142 to 1 for Classes I and II, respectively. Included in these net assets was a deferred compensation balance of $66,949 which is included in accumulated undistributed net investment income. Shares issued in connection with this reorganization are included in proceeds from shares sold for the six months ended June 30, 2002. Combined net assets on the day of reorganization were $103,620,821.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments and forward commitment transactions, were $46,547,362 and $42,446,244, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Portfolio has a variety of reasons to use derivative instruments, such as to attempt to protect the Portfolio against possible changes in the market value of its portfolio or to generate potential gain. All of the Portfolio's holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract or forward commitment. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract or forward commitment.

    Summarized below are the specific types of derivative financial instruments used by the Portfolio.

A. FUTURES CONTRACTS A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Portfolio generally invests in exchange traded futures contracts on U.S. Treasury Bonds and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration. Upon entering into futures contracts, the Portfolio maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures

NOTES TO
FINANCIAL STATEMENTS

June 30, 2002 (Unaudited)

commission merchant pursuant to rules and regulations promulgated under the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

    Transactions in futures contracts for the six months ended June 30, 2002, were as follows:

                                                                CONTRACTS
Outstanding at December 31, 2001............................       224
Futures Opened..............................................       703
Futures Closed..............................................      (754)
                                                                  ----
Outstanding at June 30, 2002................................       173
                                                                  ====

    The futures contracts outstanding as of June 30, 2002 and the description and unrealized appreciation/depreciation are as follows:

                                                                            UNREALIZED
                                                                           APPRECIATION/
                                                              CONTRACTS    DEPRECIATION
LONG CONTRACTS:
  10-Year U.S. Treasury Note--September 2002
    (Current Notional Value of $107,234 per contract).......      41         $115,091
  5-Year U.S. Treasury Note--September 2002
    (Current Notional Value of $107,422 per contract).......      62          108,674
  U.S. Treasury Bond--September 2002
    (Current Notional Value of $102,781 per contract).......      70          199,824
                                                                 ---         --------
                                                                 173         $423,589
                                                                 ===         ========

B. FORWARD COMMITMENTS The Portfolio trades certain securities under the terms of forward commitments, as described in Note 1. The change in value of these securities is reflected as a component of unrealized appreciation/depreciation on

NOTES TO
FINANCIAL STATEMENTS

June 30, 2002 (Unaudited)

forward commitments. The following forward commitments were outstanding as of June 30, 2002.

PAR                                                                         UNREALIZED
AMOUNT                                                        CURRENT      APPRECIATION/
(000)     DESCRIPTION                                          VALUE       DEPRECIATION
          LONG CONTRACTS:
$7,500    Federal Home Loan Mortgage Corporation July
            Forward, 6.00% coupon.........................  $ 7,659,375      $ 30,469
 7,000    Federal National Mortgage Association July
            Forward, 6.50% coupon.........................    7,135,660        65,660
 2,400    Federal National Mortgage Association July
            Forward, 7.50% coupon.........................    2,518,512        14,262
                                                            -----------      --------
                                                            $17,313,547      $110,391
                                                            ===========      ========

6. MORTGAGE BACKED SECURITIES

A Mortgage Backed Security (MBS) is a pass-through security created by pooling mortgages and selling participations in the principal and interest payments received from borrowers. Most of these securities are guaranteed by Federally sponsored agencies-Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) or Federal Home Loan Mortgage Corporation (FHLMC).

    A Collateralized Mortgage Obligation (CMO) is a bond which is collateralized by a pool of MBS's. The Portfolio also invests in REMIC's (Real Estate Mortgage Investment Conduit) which are simply another form of CMO. These MBS pools are divided into classes or tranches with each class having its own characteristics. For instance, a PAC (Planned Amortization Class) is a specific class of mortgages which over its life will generally have the most stable cash flows and the lowest prepayment risk.

7. DISTRIBUTION AND SERVICE PLANS

The Portfolio has adopted a distribution plan with respect to its Class II Shares pursuant to Rule 12b-1 under the 1940 Act, as amended and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Portfolio's Class II Shares, ongoing shareholder services and maintenance of shareholder accounts with respect to its Class II Shares. Under the Plans, the Portfolio may spend up to a total of .35% per year of the Portfolio's average daily net assets with respect to its Class II Shares. Notwithstanding the foregoing, the Portfolio's Board of Trustees currently limits the aggregate amount payable under

NOTES TO
FINANCIAL STATEMENTS

June 30, 2002 (Unaudited)

the Plans to .25% per year of the Portfolio's average daily net assets with respect to its Class II Shares.

    Annual fees under the Plans of up to .25% of Class II average daily net assets are accrued daily.

           VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity and Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

Global/International

   Asian Equity
   Emerging Markets
   European Value Equity
   Global Equity Allocation
   Global Franchise
   Global Value Equity
   International Advantage
   International Magnum
   Latin American
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income*

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income*
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Strategic Municipal Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at (800) 847-2424
  Telecommunications Device
  for the Deaf (TDD) users,
  call (800) 421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN LIFE INVESTMENT TRUST

GOVERNMENT PORTFOLIO

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Portfolio, as defined in the Investment Company Act of 1940, as amended.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2002 Van Kampen Funds Inc. All rights reserved.
LIT SAR GOVT 8/02                                              Member NASD/SIPC.
                                                                 6978H02-AP-8/02

                            Table of Contents

                                     OVERVIEW
                      LETTER TO POLICYHOLDERS       1
                            ECONOMIC SNAPSHOT       2
             Q&A WITH YOUR PORTFOLIO MANAGERS       4

                               BY THE NUMBERS
                 YOUR PORTFOLIO'S INVESTMENTS       7
                         FINANCIAL STATEMENTS       9
                NOTES TO FINANCIAL STATEMENTS      14

                       VAN KAMPEN INVESTMENTS
               THE VAN KAMPEN FAMILY OF FUNDS      19
    BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      20

You have a time-tested partner in Van Kampen.

This report must be preceded or accompanied by a prospectus for the portfolio being offered.

This portfolio is being offered through a variable insurance contract.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO POLICYHOLDERS
July 22, 2002

Dear Policyholder,

Due to events in the markets and the well-publicized controversies surrounding certain companies, the recent months have been challenging for many investors.

Against this backdrop, you may be re-evaluating your investments. In this regard, your financial advisor is a particularly valuable resource. Your advisor can help you review your current asset allocation and determine whether it remains appropriate for your goals, risk tolerance and time horizon.

You also have a time-tested partner in Van Kampen. With roots extending to 1927, our legacy spans other market downturns and periods of uncertainty. While the causes of turbulence have changed, our generations of experience have taught us the enduring value of patience, discipline and long-term focus.

                  Thank you for your continued trust in Van Kampen. We appreciate the opportunity to help you and your loved ones enjoy life's true wealth--family, friends and life's daily pleasures.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Asset Management Inc.

ECONOMIC SNAPSHOT

THE ECONOMY
OVERALL ECONOMIC ACTIVITY INCREASED MODESTLY IN JUNE, CONTINUING THE TREND THAT HAS BEEN EVIDENT THROUGHOUT 2002.

SIGNS OF GROWTH WERE EVIDENT IN MANY OF THE STATISTICAL MEASURES RELEASED THROUGHOUT THE MONTH. FOR EXAMPLE, MANUFACTURING ACTIVITY, WHICH SLOWLY GAINED MOMENTUM IN RECENT MONTHS, CLIMBED TO ITS HIGHEST LEVEL SINCE JUNE 1999.

AND, DESPITE LESS-THAN-ANTICIPATED EMPLOYMENT GROWTH AND INCREASING UNCERTAINTY IN WORLD ECONOMICS AND POLITICS, U.S. CONSUMERS CONTINUED TO SUPPORT DOMESTIC GROWTH THROUGH THE PURCHASE OF HOUSES, CARS AND EVERYDAY MERCHANDISE AND SERVICES.

FINALLY, AS IF ACKNOWLEDGING HOW FAR THE ECONOMY HAS COME--AND HOW FAR IT STILL HAS TO GO--THE FEDERAL RESERVE BOARD CHOSE TO LEAVE SHORT-TERM INTEREST RATES AT THE REMARKABLY LOW LEVELS THAT PREVAILED THROUGHOUT THE FIRST HALF OF 2002.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(March 31, 2000--March 31, 2002)

[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Mar 00                                                                            4.80
Jun 00                                                                            5.70
Sep 00                                                                            1.30
Dec 00                                                                            1.90
Mar 01                                                                            1.30
Jun 01                                                                            0.30
Sep 01                                                                           -1.30
Dec 01                                                                            1.70
Mar 02                                                                            6.10

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(June 30, 2000--June 30, 2002)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Jun 00                                                                      6.50                               3.70
                                                                            6.50                               3.70
                                                                            6.50                               3.40
Sept 00                                                                     6.50                               3.50
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Dec 00                                                                      6.50                               3.40
                                                                            5.50                               3.70
                                                                            5.50                               3.50
Mar 01                                                                      5.00                               2.90
                                                                            4.50                               3.30
                                                                            4.00                               3.60
Jun 01                                                                      3.75                               3.20
                                                                            3.75                               2.70
                                                                            3.50                               2.70
Sept 01                                                                     3.00                               2.60
                                                                            2.50                               2.10
                                                                            2.00                               1.90
Dec 01                                                                      1.75                               1.60
                                                                            1.75                               1.10
                                                                            1.75                               1.10
Mar 02                                                                      1.75                               1.50
                                                                            1.75                               1.60
                                                                            1.75                               1.20
Jun 02                                                                      1.75                               1.10

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGEMENT TEAM FOR THE VAN KAMPEN LIFE INVESTMENT TRUST--MONEY MARKET PORTFOLIO ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE PORTFOLIO'S RETURN DURING THE SIX-MONTH PERIOD ENDED JUNE 30, 2002. THE PORTFOLIO IS MANAGED BY THE ADVISER'S MONEY MARKET TEAM. CURRENT MEMBERS(1) INCLUDE DALE ALBRIGHT, EXECUTIVE DIRECTOR AND JONATHAN PAGE, MANAGING DIRECTOR. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE PORTFOLIO'S PERFORMANCE.

(1) Team members may change at any time without notice.

Q   HOW WOULD YOU CHARACTERIZE
    THE ECONOMIC AND MARKET CONDITIONS IN WHICH THE PORTFOLIO OPERATED, AND HOW DID THE PORTFOLIO PERFORM DURING THE REPORTING PERIOD?

A   After falling to 40-year lows in
2001, short-term rates plateaued during the first six months of 2002. The Federal Open Market Committee (FOMC), having lowered its federal funds target rate to 1.75 percent by December 2001, has maintained that target thus far in 2002.

    During the early months of 2002, however, the economy showed clear signs of recovery as it responded to stimulative monetary and fiscal initiatives. First quarter real gross domestic product (GDP) indicated that the economy grew at a
6.1 percent annual rate, compared to 1.7 percent in the fourth quarter of 2001 and contraction of 1.3 percent during the third quarter of last year. The June level for the Institute for Supply Management Purchasing Manager Index was 56.2, the fifth consecutive reading above 50 and the first time that has occurred since March through July 2000. At its March meeting, the Federal Reserve changed its formal economic assessment to one that indicates risks in the foreseeable future are balanced with respect to meeting goals of price stability and sustainable economic growth, compared with its prior stance that was weighted mainly toward economic weakness.

    Amid this environment, the portfolio continues to provide policyholders with a competitive level of current income, as well as relative stability and daily liquidity at $1.00 per share. As of June 30, 2002, the portfolio's seven-day current yield was 1.29 percent for Class I shares, and 1.04 percent for Class II shares.

    For the six months ended June 30, 2002, the portfolio posted a total return at net asset value of 0.65 percent for Class I shares and 0.52 percent for Class II shares.

    Please note that the yield quotation more closely reflects the current earnings of the portfolio than the total return quotation. Total return based on net asset value assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV. Total returns do not include any charges, expenses, or fees imposed by an insurance company at the underlying portfolio or separate accounts levels. The returns for Class II shares include combined Rule 12b-1 fees and service fees of up to 0.25 percent. If the returns included the effects of these additional charges, the returns would have been lower. There are no sales charges or additional expenses included at the portfolio level. The portfolio's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the portfolio's returns would have been lower. Past performance is no guarantee of future results. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the portfolio seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the portfolio. As a result of recent market activity, current performance may vary from the figures shown.

Q   HOW DID YOU MANAGE
    THE PORTFOLIO IN LIGHT OF THESE CONDITIONS?

A   We have continued to invest the
portfolio in high-quality commercial paper, Federal agency obligations, overnight repurchase agreements, bank notes and negotiable certificates of deposit of financially strong commercial banks. Over the past six months, we maintained our high credit standards by continuing to use a significant amount of Federal agency obligations. At the same time, we attempted to limit purchases of corporate obligations to only those issuers that possess both top short-term credit ratings and relatively high long-term debt ratings. Throughout this period, our primary strategy has been to maintain the average maturity of the portfolio. However, recent economic data have begun to indicate a possible turnaround in the economy. As a result, we may allow the portfolio's average maturity to decline slightly if interest rates begin to reflect some upward pressure. We believe that this strategy will position the portfolio to take better advantage of a possible rise in short-term rates later this year.

    As of June 30, 2002, the portfolio's weighted average maturity was 43 days, with 87 percent of holdings due to mature in less than three months. Therefore, we believe the portfolio is well positioned for relative stability of principal with a very high degree of liquidity.

Q   WHAT IS YOUR OUTLOOK
    FOR THE MARKET OVER THE COMING MONTHS?

A   We expect the pace of economic
activity during the next six months to begin to reflect some improvement as the economy regains its footing. Barring further significant terrorist activity in the world, we believe that consumer and business confidence should continue to improve, resulting in a return to economic expansion.

Such a recovery would likely lead to moderately higher levels of short-term interest rates, which we believe could potentially materialize during the next twelve months.

    We continue to keep the portfolio's investment objective at the forefront of our efforts, seeking to maintain a high level of current income with the preservation of capital.

                                               BY THE NUMBERS

YOUR PORTFOLIO'S INVESTMENTS

June 30, 2002 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR PORTFOLIO'S INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                DISCOUNT
PAR                                                             YIELD ON
AMOUNT                                            MATURITY      DATE OF        AMORTIZED
(000)    DESCRIPTION                                DATE        PURCHASE         COST
         COMMERCIAL PAPER  51.8%
$2,500   American General Finance Corp. ........  07/09/02       1.763%       $ 2,499,022
2,500    American Honda Finance Corp. ..........  07/23/02       1.764          2,497,311
2,500    BMW US Capital Corp. ..................  07/18/02       1.752          2,497,934
2,500    CBA (Delaware) Finance, Inc. ..........  09/12/02       1.788          2,490,977
2,500    ChevronTexaco Corp. ...................  07/24/02       1.753          2,497,205
2,500    Ciesco, LP.............................  07/02/02       1.774          2,499,877
2,300    FCAR Owner Trust I.....................  07/15/02       1.784          2,298,408
2,500    General Electric Capital Corp. ........  07/29/02   1.785 to 2.044     2,496,247
3,000    Goldman Sachs Group, Inc. .............  07/03/02       1.801          2,999,700
2,500    KfW International Finance, Inc. .......  08/12/02       1.787          2,494,808
2,500    Mortgage Interest Networking Trust.....  08/26/02       1.816          2,492,961
2,500    New Center Asset Trust.................  10/08/02       1.842          2,487,419
2,500    Shell Finance Corp. ...................  08/20/02       1.765          2,493,889
2,500    Toronto Dominion Holdings (USA),
         Inc. ..................................  08/22/02       1.788          2,493,572
                                                                              -----------
         TOTAL COMMERCIAL PAPER............................................    35,239,330
                                                                              -----------

         U.S. GOVERNMENT AGENCY OBLIGATIONS  28.5%
1,000    Federal Farm Credit Bank Discount
         Note...................................  09/09/02       2.051            996,053
1,000    Federal Home Loan Bank Discount Note...  10/04/02       2.185            994,353
5,000    Federal Home Loan Mortgage Association
         Discount Note..........................  07/02/02       1.744          4,999,758
2,500    Federal Home Loan Mortgage Association
         Discount Note..........................  07/31/02       1.767          2,496,333
3,000    Federal National Mortgage Association
         Discount Note..........................  09/18/02       2.153          2,985,978
2,000    Federal National Mortgage Association
         Discount Note..........................  09/24/02       2.242          1,989,611
3,000    Federal National Mortgage Association
         Discount Note..........................  11/29/02       1.784          2,977,728
2,000    Federal National Mortgage Association
         Discount Note..........................  01/10/03       2.263          1,976,250
                                                                              -----------
         TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS..........................    19,416,064
                                                                              -----------

See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

June 30, 2002 (Unaudited)

                                                                               AMORTIZED
DESCRIPTION                                                                      COST
REPURCHASE AGREEMENT  18.0%
Banc of America Securities LLC ($12,250,000 par collateralized by   U.S.
Government obligations in a pooled cash account, dated 06/28/02,   to be
sold on 07/01/02 at $12,251,940)...........................................   $12,250,000
                                                                              -----------

TOTAL INVESTMENTS  98.3%...................................................    66,905,394
OTHER ASSETS IN EXCESS OF LIABILITIES  1.7%................................     1,158,239
                                                                              -----------

NET ASSETS  100.0%.........................................................   $68,063,633
                                                                              ===========

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
June 30, 2002 (Unaudited)

ASSETS:
Total Investments, at amortized cost which approximates
  market value, including a repurchase agreement of
  $12,250,000...............................................  $66,905,394
Receivables:
  Portfolio Shares Sold.....................................    1,317,516
  Interest..................................................        1,939
Other.......................................................       77,920
                                                              -----------
    Total Assets............................................   68,302,769
                                                              -----------
LIABILITIES:
Payables:
  Portfolio Shares Repurchased..............................       60,577
  Investment Advisory Fee...................................       19,522
  Distributor and Affiliates................................       10,667
  Custodian Bank............................................          230
Trustees' Deferred Compensation and Retirement Plans........      116,782
Accrued Expenses............................................       31,358
                                                              -----------
    Total Liabilities.......................................      239,136
                                                              -----------
NET ASSETS..................................................  $68,063,633
                                                              ===========
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $68,065,422
Accumulated Undistributed Net Investment Income.............       (1,789)
                                                              -----------
NET ASSETS..................................................  $68,063,633
                                                              ===========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE:
Class I Shares (Based on net assets of $45,880,979 and
  45,882,751 shares of beneficial interest issued and
  outstanding)..............................................  $      1.00
                                                              ===========
Class II Shares (Based on net assets of $22,182,654 and
  22,182,671 shares of beneficial interest issued and
  outstanding)..............................................  $      1.00
                                                              ===========

See Notes to Financial Statements

Statement of Operations
For the Six Months Ended June 30, 2002 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $578,154
                                                              --------
EXPENSES:
Investment Advisory Fee.....................................   152,173
Distribution (12b-1) and Service Fees.......................    21,804
Accounting..................................................    12,441
Shareholder Reports.........................................    12,240
Trustees' Fees and Related Expenses.........................    11,201
Custody.....................................................     7,186
Legal.......................................................       824
Other.......................................................    22,616
                                                              --------
    Total Expenses..........................................   240,485
    Investment Advisory Fee Reduction.......................    35,160
    Less Credits Earned on Cash Balances....................     1,052
                                                              --------
    Net Expenses............................................   204,273
                                                              --------
NET INVESTMENT INCOME.......................................  $373,881
                                                              ========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $373,881
                                                              ========

                                               See Notes to Financial Statements

Statements of Changes in Net Assets
(Unaudited)

                                                    SIX MONTHS ENDED      YEAR ENDED
                                                     JUNE 30, 2002     DECEMBER 31, 2001
                                                    ------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..............................   $    373,881       $  1,435,042
                                                      ------------       ------------

Distributions from Net Investment Income:
  Class I Shares...................................       (282,891)        (1,327,200)
  Class II Shares..................................        (90,990)          (109,606)
                                                      ------------       ------------
Total Distributions................................       (373,881)        (1,436,806)
                                                      ------------       ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.......................................            -0-             (1,764)
                                                      ------------       ------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold..........................     47,566,745        118,211,361
Net Asset Value of Shares Issued Through Dividend
  Reinvestment.....................................        373,881          1,436,806
Cost of Shares Repurchased.........................    (42,012,929)       (87,262,888)
                                                      ------------       ------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS.....................................      5,927,697         32,385,279
                                                      ------------       ------------
TOTAL INCREASE IN NET ASSETS.......................      5,927,697         32,383,515
NET ASSETS:
Beginning of the Period............................     62,135,936         29,752,421
                                                      ------------       ------------
End of the Period (Including accumulated
  undistributed net investment income of $(1,789)
  and ($1,789), respectively)......................   $ 68,063,633       $ 62,135,936
                                                      ============       ============

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                     SIX MONTHS
                                       ENDED             YEAR ENDED DECEMBER 31,
CLASS I SHARES                        JUNE 30,    -------------------------------------
                                        2002      2001    2000    1999    1998    1997
                                     --------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD............................   $1.00      $1.00   $1.00   $1.00   $1.00   $1.00
                                       -----      -----   -----   -----   -----   -----
  Net Investment Income.............     .01        .04     .06     .05     .05     .05
  Less Distributions from Net
    Investment Income...............     .01        .04     .06     .05     .05     .05
                                       -----      -----   -----   -----   -----   -----
NET ASSET VALUE, END OF THE PERIOD..   $1.00      $1.00   $1.00   $1.00   $1.00   $1.00
                                       =====      =====   =====   =====   =====   =====

Total Return*.......................   0.65%**    3.68%   5.93%   4.63%   5.02%   5.06%
Net Assets at End of the Period (In
  millions).........................   $45.9      $48.4   $29.7   $33.3   $26.7   $19.7
Ratio of Expenses to Average Net
  Assets* (a).......................    .60%       .60%    .61%    .62%    .60%    .60%
Ratio of Net Investment Income to
  Average Net Assets*...............   1.30%      3.43%   5.76%   4.56%   4.88%   4.95%
*If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets (a)........................    .72%       .84%    .97%    .93%    .99%    .98%
Ratio of Net Investment Income to
  Average Net Assets................   1.18%      3.20%   5.40%   4.25%   4.49%   4.57%

** Non-Annualized

(a) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .01% and .02% for the years ended December 31, 2000 and 1999, respectively.

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                        DECEMBER 15, 2000
                                         SIX MONTHS                     (COMMENCEMENT OF
                                            ENDED        YEAR ENDED        INVESTMENT
CLASS II SHARES                           JUNE 30,      DECEMBER 31,     OPERATIONS) TO
                                            2002            2001        DECEMBER 31, 2000
                                         ------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD...............................   $    1.00      $    1.00            $1.00
                                          ---------      ---------            -----
  Net Investment Income................         .01            .03              -0-(a)
  Less Distributions from Net
    Investment Income..................         .01            .03              -0-(a)
                                          ---------      ---------            -----
NET ASSET VALUE, END OF THE PERIOD.....   $    1.00      $    1.00            $1.00
                                          =========      =========            =====

Total Return* (b)......................       0.52%**        3.44%             .23%**
Net Assets at End of the Period (In
  thousands)...........................   $22,182.7      $13,737.7            $ 4.5
Ratio of Expenses to Average Net
  Assets* (c)..........................        .85%           .85%             .86%
Ratio of Net Investment Income to
  Average Net Assets*..................       1.05%          2.36%            6.85%
 *If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets
  (c)..................................        .97%          1.09%            1.63%
Ratio of Net Investment Income to
  Average Net Assets...................        .93%          2.13%            6.08%

** Non-Annualized

(a) Net Investment Income and Distributions from Net Investment Income are less than $.01 per share.

(b) These returns include combined Rule 12b-1 fees and service fees of up to .25%.

(c) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .01% for the period ended December 31, 2000.

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

June 30, 2002 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Life Investment Trust Money Market Portfolio (the "Portfolio") is organized as a series of the Van Kampen Life Investment Trust (the "Trust"), a Delaware business trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Portfolio's investment objective is to seek protection of capital and high current income through investments in money market instruments. The Portfolio commenced investment operations on April 7, 1986. The distribution of the Portfolio's Class II Shares commenced on December 15, 2000.

    The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments are valued at amortized cost, which approximates market value. Under this valuation method, a portfolio instrument is valued at cost, any discount is accreted, and any premium is amortized on a straight-line basis to the maturity of the instrument.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Portfolio may invest in repurchase agreements which are short-term investments in which the Portfolio acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Portfolio may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Portfolio will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Portfolio.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2002 (Unaudited)

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Income and expenses of the Portfolio are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, if any, to its shareholders. Therefore, no provision for federal income taxes is required.

    The Portfolio intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 2001, the Portfolio had an accumulated capital loss carryforward for tax purposes of $1,790, which will expire between December 31, 2003 and December 31, 2008.

E. DISTRIBUTION OF INCOME AND GAINS The Portfolio declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. All dividend and capital gains distributions of the Portfolio are automatically reinvested.

F. EXPENSE REDUCTIONS During the six months ended June 30, 2002, the Portfolio's custody fee was reduced by $1,052 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under an Investment Advisory Agreement between the Adviser and the Trust, on behalf of the Portfolio and two other portfolios of the Trust (the "Combined Portfolios"), the Portfolio pays the Adviser a monthly fee based upon its share of a fee computed based upon an annual rate applied to the combined average daily net assets of the Combined Portfolios as follows:

                                                                % PER
AVERAGE DAILY NET ASSETS                                        ANNUM
First $500 million..........................................    .50%
Next $500 million...........................................    .45%
Over $1 billion.............................................    .40%

    The effective management fee based on the average daily net assets of the Combined Portfolios for the six months ended June 30, 2002 was .50%.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2002 (Unaudited)

    Under the terms of the Advisory agreement, if the total ordinary business expenses, exclusive of taxes, distribution fees and interest, exceed .95% of the average daily net assets of the Portfolio, the Adviser will reimburse the Portfolio for the amount of the excess. Additionally, the Adviser has voluntarily agreed to reimburse the Portfolio for all expenses as a percent of average daily net assets in excess of .60% for Class I Shares and .85% for Class II Shares.

    For the six months ended June 30, 2002, the Adviser voluntarily waived $35,160 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

    For the six months ended June 30, 2002, the Portfolio recognized expenses of approximately $800, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Portfolio, of which a trustee of the Portfolio is an affiliated person.

    Under an Accounting Service agreement, the Adviser provides accounting services to the Portfolio. The Adviser allocates the cost of such services to each portfolio. For the six months ended June 30, 2002, the Portfolio recognized expenses of approximately $8,100, representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Portfolio, which are reported as part of the "Accounting" expense on the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Portfolio. For the six months ended June 30, 2002, the Portfolio recognized expenses of approximately $7,400 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Portfolio's Board of Trustees and are based on competitive benchmarks.

    Certain officers and trustees of the Portfolio are also officers and directors of Van Kampen. The Portfolio does not compensate its officers or trustees who are officers of Van Kampen.

    The Portfolio provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Portfolio and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $46,569 are included in "Other" assets on the Statement of Assets and Liabilities at June 30, 2002. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of

NOTES TO
FINANCIAL STATEMENTS

June 30, 2002 (Unaudited)

service to the Portfolio. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At June 30, 2002, capital aggregated $45,882,751 and $22,182,671 for Classes I and II, respectively. For the six months ended June 30, 2002, transactions were as follows:

                                                             SHARES          VALUE
Sales:
  Class I................................................   35,960,275    $ 35,960,275
  Class II...............................................   11,606,470      11,606,470
                                                           -----------    ------------
Total Sales..............................................   47,566,745    $ 47,566,745
                                                           ===========    ============
Dividend Reinvestment:
  Class I................................................      282,319    $    282,319
  Class II...............................................       91,562          91,562
                                                           -----------    ------------
Total Dividend Reinvestment..............................      373,881    $    373,881
                                                           ===========    ============
Repurchases:
  Class I................................................  (38,759,877)   $(38,759,877)
  Class II...............................................   (3,253,052)     (3,253,052)
                                                           -----------    ------------
Total Repurchases........................................  (42,012,929)   $(42,012,929)
                                                           ===========    ============

NOTES TO
FINANCIAL STATEMENTS

June 30, 2002 (Unaudited)

    At December 31, 2001, capital aggregated $48,400,034 and $13,737,691 for Classes I and II, respectively. For the year ended December 31, 2001, transactions were as follows:

                                                            SHARES          VALUE
Sales:
  Class I...............................................  101,629,106    $101,629,106
  Class II..............................................   16,582,255      16,582,255
                                                          -----------    ------------
Total Sales.............................................  118,211,361    $118,211,361
                                                          ===========    ============
Dividend Reinvestment:
  Class I...............................................    1,328,290    $  1,328,290
  Class II..............................................      108,516         108,516
                                                          -----------    ------------
Total Dividend Reinvestment.............................    1,436,806    $  1,436,806
                                                          ===========    ============
Repurchases:
  Class I...............................................  (84,305,292)   $(84,305,292)
  Class II..............................................   (2,957,596)     (2,957,596)
                                                          -----------    ------------
Total Repurchases.......................................  (87,262,888)   $(87,262,888)
                                                          ===========    ============

4. DISTRIBUTION AND SERVICE PLANS

The Portfolio has adopted a distribution plan with respect to its Class II Shares pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively the "Plans"). The plans govern payments for the distribution of the Portfolio's Class II Shares, ongoing shareholder services and maintenance of shareholder accounts with respect to such shares. Under the Plans, the Portfolio may spend up to a total of .35% per year of the Portfolio's average daily net assets with respect to its Class II Shares. Notwithstanding the foregoing, the Portfolio's Board of Trustees currently limits the aggregate amount payable under the Plans to .25% per year of the Portfolio's average daily net assets with respect to its Class II Shares.

    Annual fees under the Plans of up to .25% of Class II average daily net assets are accrued daily.

                                                VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity and Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

Global/International

   Asian Equity
   Emerging Markets
   European Value Equity
   Global Equity Allocation
   Global Franchise
   Global Value Equity
   International Advantage
   International Magnum
   Latin American
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income*

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income*
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Strategic Municipal Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at (800) 847-2424
  Telecommunications Device
  for the Deaf (TDD) users,
  call (800) 421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN LIFE INVESTMENT TRUST MONEY
MARKET PORTFOLIO

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Portfolio, as defined in the Investment Company Act of 1940, as amended.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2002 Van Kampen Funds Inc. All rights reserved.
LIT SAR MM 8/02                                                Member NASD/SIPC.
                                                                 6986H02-AP-8/02

                            Table of Contents

                                     OVERVIEW
                      LETTER TO POLICYHOLDERS       1
                            ECONOMIC SNAPSHOT       2

                          PERFORMANCE SUMMARY
                            RETURN HIGHLIGHTS       4
             Q&A WITH YOUR PORTFOLIO MANAGERS       5

                               BY THE NUMBERS
                 YOUR PORTFOLIO'S INVESTMENTS       9
                         FINANCIAL STATEMENTS      16
                NOTES TO FINANCIAL STATEMENTS      20



    BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      25

You have a time-tested partner in Van Kampen.

This report must be preceded or accompanied by a prospectus for the portfolio being offered.

This portfolio is being offered through a variable insurance contract.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO POLICYHOLDERS
July 22, 2002

Dear Policyholder,

Due to events in the markets and the well-publicized controversies surrounding certain companies, the recent months have been challenging for many investors.

Against this backdrop, you may be re-evaluating your investments. In this regard, your financial advisor is a particularly valuable resource. Your advisor can help you review your current asset allocation and determine whether it remains appropriate for your goals, risk tolerance and time horizon.

You also have a time-tested partner in Van Kampen. With roots extending to 1927, our legacy spans other market downturns and periods of uncertainty. While the causes of turbulence have changed, our generations of experience have taught us the enduring value of patience, discipline and long-term focus.

                  Thank you for your continued trust in Van Kampen. We appreciate the opportunity to help you and your loved ones enjoy life's true wealth--family, friends and life's daily pleasures.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Asset Management Inc.

ECONOMIC SNAPSHOT

THE ECONOMY
OVERALL ECONOMIC ACTIVITY INCREASED MODESTLY IN JUNE, CONTINUING THE TREND THAT HAS BEEN EVIDENT THROUGHOUT 2002.

SIGNS OF GROWTH WERE EVIDENT IN MANY OF THE STATISTICAL MEASURES RELEASED THROUGHOUT THE MONTH. FOR EXAMPLE, MANUFACTURING ACTIVITY, WHICH SLOWLY GAINED MOMENTUM IN RECENT MONTHS, CLIMBED TO ITS HIGHEST LEVEL SINCE JUNE 1999.

AND, DESPITE LESS-THAN-ANTICIPATED EMPLOYMENT GROWTH AND INCREASING UNCERTAINTY IN WORLD ECONOMICS AND POLITICS, U.S. CONSUMERS CONTINUED TO SUPPORT DOMESTIC GROWTH THROUGH THE PURCHASE OF HOUSES, CARS AND EVERYDAY MERCHANDISE AND SERVICES.

FINALLY, AS IF ACKNOWLEDGING HOW FAR THE ECONOMY HAS COME--AND HOW FAR IT STILL HAS TO GO--THE FEDERAL RESERVE BOARD CHOSE TO LEAVE SHORT-TERM INTEREST RATES AT THE REMARKABLY LOW LEVELS THAT PREVAILED THROUGHOUT THE FIRST HALF OF 2002.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(March 31, 2000--March 31, 2002)

[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Mar 00                                                                            4.8%
Jun 00                                                                            5.7%
Sep 00                                                                            1.3%
Dec 00                                                                            1.9%
Mar 01                                                                            1.3%
Jun 01                                                                            0.3%
Sep 01                                                                           -1.3%
Dec 01                                                                            1.7%
Mar 02                                                                            6.1%

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(June 30, 2000--June 30, 2002)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Jun 00                                                                      6.50                               3.70
                                                                            6.50                               3.70
                                                                            6.50                               3.40
Sept 00                                                                     6.50                               3.50
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Dec 00                                                                      6.50                               3.40
                                                                            5.50                               3.70
                                                                            5.50                               3.50
Mar 01                                                                      5.00                               2.90
                                                                            4.50                               3.30
                                                                            4.00                               3.60
Jun 01                                                                      3.75                               3.20
                                                                            3.75                               2.70
                                                                            3.50                               2.70
Sept 01                                                                     3.00                               2.60
                                                                            2.50                               2.10
                                                                            2.00                               1.90
Dec 01                                                                      1.75                               1.60
                                                                            1.75                               1.10
                                                                            1.75                               1.10
Mar 02                                                                      1.75                               1.50
                                                                            1.75                               1.60
                                                                            1.75                               1.20
Jun 02                                                                      1.75                               1.10

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of June 30, 2002)

                                                           CLASS II
-----------------------------------------------------------------------
Six-month total return based on NAV(1)                      -17.48%
-----------------------------------------------------------------------
One-year total return based on NAV(1)                       -29.22%
-----------------------------------------------------------------------
Life-of-Portfolio average annual total return based on
NAV(1)                                                      -42.25%
-----------------------------------------------------------------------
Commencement date                                          09/25/00
-----------------------------------------------------------------------

(1) Total return based on net asset value (NAV) assumes reinvestment of all distributions for the period. These returns include combined Rule 12b-1 fees and service fees of up to .25%. The Portfolio's Adviser has waived or reimbursed fees and expenses from time to time: absent such waivers/reimbursements the Portfolio's returns would have been lower.

    Total returns do not include any charges, expenses, or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, the returns would have been lower.

    See the Comparative Performance section of the current prospectus. An investment in the Portfolio is subject to investment risks, and you could lose money on your investment in the Portfolio. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and Portfolio shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown.

    Market forecasts provided in this report may not necessarily come to pass.

    The Portfolio is being offered through a variable insurance contract.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN LIFE INVESTMENT TRUST--AGGRESSIVE GROWTH PORTFOLIO ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE PORTFOLIO'S RETURN DURING THE SIX MONTHS THAT ENDED JUNE 30, 2002. THE PORTFOLIO IS MANAGED BY THE ADVISER'S MULTI-CAP GROWTH TEAM. CURRENT MEMBERS(1) INCLUDE GARY LEWIS, MANAGING DIRECTOR, DUDLEY BRICKHOUSE, EXECUTIVE DIRECTOR, JANET LUBY, EXECUTIVE DIRECTOR, DAVID WALKER, EXECUTIVE DIRECTOR, MATTHEW HART, VICE PRESIDENT, AND SCOTT MILLER, ASSOCIATE.

(1) Team members may change at any time without notice.

Q   HOW DID THE PORTFOLIO PERFORM
    DURING THE PAST SIX MONTHS?

A   The portfolio's performance was
disappointing on an absolute basis, declining 17.48 percent amid a continued difficult environment for growth investors. On a relative basis, however, the portfolio outperformed its benchmark, the Russell Midcap Growth(R) Index, which lost 19.69 percent during the same time frame. Several factors helped explain the portfolio's relative outperformance, including strong stock selection in the health-care sector and our decision to weight the portfolio more heavily in consumer-discretionary stocks. Total return based on net asset value (NAV) of Class II shares assumes reinvestment of all distributions for the period. Total returns do not include any charges, expenses or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, the returns would have been lower. There are no sales charges or additional expenses included at the portfolio level. The portfolio's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements, the portfolio's returns would have been lower. Investment return and principal value will fluctuate and portfolio shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. As a result of recent market activity, current performance may vary from the figure shown.

    The Russell Midcap Growth Index is an unmanaged index generally representative of mid-capitalization growth stocks. Index returns do not include any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. It is not possible to invest directly in an index. Please refer to the chart and footnotes on page 4 for additional portfolio performance results.

Q   WHAT WERE SOME MARKET
    FACTORS THAT HELPED DEPRESS STOCK PRICES?

A   There were a handful of factors at
work. First, investors continued to be concerned about the potential for more terrorist attacks that could suddenly send stock prices plunging. Also, a steady stream of accounting scandals--culminating with WorldCom's admission that it improperly accounted for $3.8 billion in expenses--had an enormous impact on the market. In this environment, stock investors were tempted to sell first and ask questions later. Finally, growth stocks, even after several years of falling valuations, continued to be highly valued relative to their earnings growth. This situation put additional downward pressure on stock prices during the last six months.

Q   GIVEN THESE CONDITIONS,
    WHAT WAS YOUR STRATEGY IN MANAGING THE PORTFOLIO?

A   We continued to follow our
disciplined stock-selection approach, which we attempt to stick to in all types of market environments--we seek stocks with rising earnings expectations or rising valuations. This strategy is designed to exploit leadership trends in the market. Historically, companies with rising earnings expectations that are experiencing rising valuations have generally seen their stock rise even further. However, in this highly rotational and uncertain environment, expectations for future earnings and growth were suspect. Negative investor sentiment, skepticism and rumors were more likely than fundamental trends to drive stock prices during the past six months.

    Accordingly, we continued to take steps to attempt to manage the portfolio's risk, a strategy we felt was prudent given the substantial uncertainty in the market. In particular, we kept the portfolio's holdings well diversified. With no sector of the economy performing dramatically better than any other, we kept the portfolio's sector weightings roughly in line with those of our benchmark. What's more, we owned a larger than normal number of stocks throughout the period, with no name representing greater than 2.5 percent of portfolio assets. By limiting the amount invested in any single security, we attempted to increase diversification and thereby sought to reduce the risk that any individual stock would excessively drag down the entire portfolio.

Q   WHAT WERE SOME EXAMPLES OF
    STOCKS WHOSE PERFORMANCE HELPED PORTFOLIO RESULTS?

A   As we mentioned, the portfolio
realized strong performance from certain health-care stocks. The portfolio's top two investments during the last six months, for example, were Quest Diagnostics and Oxford Health Plans. Quest Diagnostics is a laboratory testing company that collects and analyzes patient samples for physicians. Quest is one of the largest players in its industry, and the company's improving fundamentals and ability to successfully execute its business strategy led to strong positive earnings revisions during the period. Oxford Health

Plans, meanwhile, is a managed care company that benefited from rapidly rising health-care premiums. The company recovered from recent difficulties and performed very well for the portfolio during the last six months.

    Beyond the health-care sector, we also realized strong results from an investment in Williams-Sonoma, an upscale household products manufacturer and retailer. Continued strength in consumer spending along with a strong housing market helped drive the company's profits. Portfolio holding Electronic Arts, an entertainment software maker, also saw its stock rise during the period. Many consumers have been upgrading older gaming equipment, and EA, the largest company in its field, has been a main beneficiary.

    Keep in mind that not all stocks in the portfolio performed as favorably, nor is there any guarantee that these stocks will perform well or be held by the portfolio in the future.

Q   WHICH STOCKS HURT
    PORTFOLIO PERFORMANCE?

A   Idec Pharmaceuticals and
Millennium Pharmaceuticals, both biotechnology companies, were the two weakest performers for the portfolio. Biotech stocks as a whole lagged during the period, due to continued caution and delays in the drug approval process by the Food and Drug Administration, and fears that these companies' ability to execute their growth plans might be hampered as a result.

    Technology stocks continued to experience substantial difficulty during the period, a situation that has now persisted for several years. Portfolio results were hurt by a handful of semiconductor stocks, including Nvidia, Genesis Microchip, Xilinx and RF Micro Devices. These stocks fell when semiconductor demand failed to keep up with lofty expectations. Also caught up in the technology downturn were computer software stocks such as Mercury Interactive and Network Associates. Such companies tended to underperform because their corporate customers continued to limit their information-technology spending and budgets in the face of a sluggish economy. In addition, some of their customers provided very little information on their own business prospects.

Q   WHAT'S YOUR OUTLOOK, AND HOW
    DO YOU PLAN TO MANAGE THE PORTFOLIO GOING FORWARD?

A   We are cautiously optimistic about
the second half of the year, given a number of somewhat encouraging investment trends. For example, stock valuations have come down considerably in recent months. Investor sentiment now seems to us to be as negative as it's been since September 11. Contrarians see this as a potentially favorable sign; historically, there has been a correlation between investor negativity and the point at which the stock market hits bottom. Another favorable sign is surprisingly strong economic growth during the first half of the year. Even though the economy has performed better than expected, stock values remain at approximately their September 11 levels. This is a disconnect that has yet to be reconciled.

    While we can't predict when a recovery may occur, we will continue to manage the portfolio as we always have and search for companies with rising earnings expectations or rising valuations. As long as the market is plagued by uncertainty, we will continue to attempt to manage risk and maintain the portfolio's sector-neutral diversification. The conventional wisdom--not to put all your eggs in a single basket--can work for portfolio managers just as it can for individual investors. Even as we remain diversified, we will stay committed to our long-term strategy, focusing on in-depth research to choose stocks that meet our investment criteria.

                                               BY THE NUMBERS

YOUR PORTFOLIO'S INVESTMENTS

June 30, 2002 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR PORTFOLIO'S INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                         MARKET
DESCRIPTION                                                   SHARES     VALUE
COMMON STOCKS  96.4%
ADVERTISING  0.4%
Harte-Hanks, Inc. ..........................................    435    $    8,939
                                                                       ----------
AEROSPACE & DEFENSE  2.0%
General Dynamics Corp. .....................................    170        18,079
L-3 Communications Holdings, Inc. (a).......................    440        23,760
                                                                       ----------
                                                                           41,839
                                                                       ----------
AIR FREIGHT & COURIERS  0.4%
CH Robinson Worldwide, Inc. ................................    230         7,712
                                                                       ----------

AIRLINES  0.5%
Expeditores International Waste, Inc. ......................    320        10,611
                                                                       ----------

APPAREL & ACCESSORIES  0.6%
Jones Apparel Group, Inc. (a)...............................    320        12,000
                                                                       ----------
APPAREL RETAIL  1.5%
Abercrombie & Fitch Co., Class A (a)........................    560        13,507
Ross Stores, Inc. ..........................................    450        18,337
                                                                       ----------
                                                                           31,844
                                                                       ----------
APPLICATION SOFTWARE  7.1%
Activision, Inc. (a)........................................    280         8,137
Cadence Design Systems, Inc. (a)............................    630        10,156
ChoicePoint, Inc. (a).......................................    466        21,189
Electronic Arts, Inc. (a)...................................    780        51,519
Intuit, Inc. (a)............................................    340        16,905
JDA Software Group, Inc. (a)................................    510        14,413
Reynolds & Reynolds Co., Class A............................    390        10,900
Synopsys, Inc. (a)..........................................    300        16,443
                                                                       ----------
                                                                          149,662
                                                                       ----------
BANKS  5.7%
Commerce Bancorp, Inc. .....................................    370        16,354
Compass Bancshares, Inc. ...................................    300        10,080
Golden West Financial Corp. ................................    170        11,708
Investors Financial Services Corp. .........................    360        12,074
North Fork Bancorp, Inc. ...................................    520        20,701

See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

June 30, 2002 (Unaudited)

                                                                         MARKET
DESCRIPTION                                                   SHARES     VALUE
BANKS (CONTINUED)
Regions Financial Corp. ....................................    310    $   10,896
Roslyn Bancorp, Inc. .......................................    490        10,697
TCF Financial Corp. ........................................    260        12,766
Union Planters Corp. .......................................    465        15,052
                                                                       ----------
                                                                          120,328
                                                                       ----------
BIOTECHNOLOGY  4.0%
Cephalon, Inc. (a)..........................................    260        11,752
Genzyme Corp. (a)...........................................    500         9,620
Gilead Sciences, Inc. (a)...................................  1,040        34,195
MedImmune, Inc. (a).........................................    410        10,824
Millennium Pharmaceuticals, Inc. (a)........................  1,590        19,318
                                                                       ----------
                                                                           85,709
                                                                       ----------
BREWERS  0.5%
Coors (Adolph) Co., Class B.................................    170        10,591
                                                                       ----------

BROADCASTING & CABLE TV  1.1%
Entercom Communications Corp. (a)...........................    280        12,852
Westwood One, Inc. (a)......................................    330        11,029
                                                                       ----------
                                                                           23,881
                                                                       ----------
CASINOS & GAMING  0.7%
GTECH Holdings Corp. (a)....................................    580        14,813
                                                                       ----------

COMMERCIAL PRINTING  0.5%
Valassis Communications, Inc. (a)...........................    290        10,585
                                                                       ----------

COMPUTER & ELECTRONICS RETAIL  0.9%
CDW Computer Centers, Inc. (a)..............................    430        20,128
                                                                       ----------

CONSTRUCTION & ENGINEERING  0.5%
Jacobs Engineering Group, Inc. (a)..........................    320        11,130
                                                                       ----------

DATA PROCESSING SERVICES  4.5%
Affiliated Computer Services, Inc., Class A (a).............    630        29,912
BISYS Group, Inc. (a).......................................    670        22,311
Certegy Inc. (a)............................................    310        11,504
DST Systems, Inc. (a).......................................    450        20,569
Dun & Bradstreet Corp. (a)..................................    320        10,576
                                                                       ----------
                                                                           94,872
                                                                       ----------

                                               See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

June 30, 2002 (Unaudited)

                                                                         MARKET
DESCRIPTION                                                   SHARES     VALUE
DEPARTMENT STORES  1.7%
Dollar Tree Stores, Inc. (a)................................    630    $   24,828
Family Dollar Stores, Inc. .................................    320        11,280
                                                                       ----------
                                                                           36,108
                                                                       ----------
DISTILLERS & VINTNERS  1.0%
Constellation Brands, Inc., Class A (a).....................    650        20,800
                                                                       ----------

DISTRIBUTORS  0.6%
Coach, Inc. (a).............................................    250        13,725
                                                                       ----------

DIVERSIFIED FINANCIAL SERVICES  1.8%
Eaton Vance Corp. ..........................................    320         9,984
Legg Mason, Inc. ...........................................    390        19,243
Neuberger Berman, Inc. .....................................    230         8,418
                                                                       ----------
                                                                           37,645
                                                                       ----------
ELECTRONIC EQUIPMENT & INSTRUMENTS  1.5%
Micrel, Inc. (a)............................................    560         8,053
QLogic Corp. (a)............................................    340        12,954
Semtech Corp. (a)...........................................    400        10,680
                                                                       ----------
                                                                           31,687
                                                                       ----------
EMPLOYMENT SERVICES  0.8%
Manpower, Inc. .............................................    450        16,537
                                                                       ----------

FOOD RETAIL  0.6%
Whole Foods Market, Inc. (a)................................    250        12,055
                                                                       ----------

GENERAL MERCHANDISE STORES  1.1%
99 Cents Only Stores (a)....................................    410        10,516
BJ's Wholesale Club, Inc. (a)...............................    320        12,320
                                                                       ----------
                                                                           22,836
                                                                       ----------
HEALTH CARE DISTRIBUTORS & SERVICES  6.8%
Accredo Health, Inc. (a)....................................    330        15,226
AdvancePCS (a)..............................................    500        11,970
AmerisourceBergen Corp. ....................................    160        12,160
Express Scripts, Inc., Class A (a)..........................    330        16,536
Henry Schein, Inc. (a)......................................    230        10,235
Lincare Holdings, Inc. (a)..................................    620        20,026
Quest Diagnostics, Inc. (a).................................    520        44,746
Varian Medical Systems, Inc. (a)............................    340        13,787
                                                                       ----------
                                                                          144,686
                                                                       ----------

See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

June 30, 2002 (Unaudited)

                                                                         MARKET
DESCRIPTION                                                   SHARES     VALUE
HEALTH CARE EQUIPMENT  3.6%
Apogent Technologies, Inc. (a)..............................    490    $   10,079
Boston Scientific Corp. (a).................................    670        19,644
DENTSPLY International, Inc. ...............................    435        16,056
Hillenbrand Industries, Inc. ...............................    330        18,529
St. Jude Medical, Inc. (a)..................................    170        12,555
                                                                       ----------
                                                                           76,863
                                                                       ----------
HEALTH CARE FACILITIES  2.3%
Tenet Healthcare Corp. (a)..................................    300        21,465
Triad Hospitals, Inc. (a)...................................    250        10,595
Universal Health Services, Inc., Class B (a)................    350        17,150
                                                                       ----------
                                                                           49,210
                                                                       ----------
HEALTH CARE SUPPLIES  0.9%
Patterson Dental Co. (a)....................................    390        19,629
                                                                       ----------

HOME FURNISHINGS  0.7%
Mohawk Industries, Inc. (a).................................    250        15,383
                                                                       ----------

HOMEBUILDING  0.7%
Lennar Corp. ...............................................    250        15,300
                                                                       ----------

HOUSEHOLD APPLIANCES  0.6%
Maytag Corp. ...............................................    300        12,795
                                                                       ----------

HOUSEHOLD PRODUCTS  0.5%
Dial Corp. .................................................    530        10,611
                                                                       ----------

HOUSEWARES & SPECIALTIES  0.6%
Fortune Brands, Inc. .......................................    220        12,320
                                                                       ----------

INDUSTRIAL MACHINERY  2.0%
Donaldson Co, Inc. .........................................    240         8,410
Flowserve Corp. (a).........................................    320         9,536
SPX Corp. (a)...............................................    200        23,500
                                                                       ----------
                                                                           41,446
                                                                       ----------
INSURANCE BROKERS  0.8%
Arthur J. Gallagher & Co. ..................................    500        17,325
                                                                       ----------

INTERNET RETAIL  2.2%
Amazon.com, Inc. (a)........................................  1,010        16,413
eBay, Inc. (a)..............................................    500        30,810
                                                                       ----------
                                                                           47,223
                                                                       ----------

                                               See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

June 30, 2002 (Unaudited)

                                                                         MARKET
DESCRIPTION                                                   SHARES     VALUE
IT CONSULTING & SERVICES  0.8%
SunGard Data Systems, Inc. (a)..............................    660    $   17,477
                                                                       ----------

LEISURE PRODUCTS  1.0%
Brunswick Corp. ............................................    400        11,200
Mattel, Inc. ...............................................    500        10,540
                                                                       ----------
                                                                           21,740
                                                                       ----------
MANAGED HEALTH CARE  4.2%
Aetna, Inc. ................................................    330        15,830
First Health Group Corp. (a)................................    570        15,983
Mid Atlantic Medical Services, Inc. (a).....................    290         9,092
Oxford Health Plans, Inc. (a)...............................    480        22,301
UnitedHealth Group, Inc. ...................................    150        13,733
WellPoint Health Networks, Inc. (a).........................    160        12,450
                                                                       ----------
                                                                           89,389
                                                                       ----------
METAL & GLASS CONTAINERS  0.6%
Pactiv Corp. (a)............................................    580        13,804
                                                                       ----------

MOTORCYCLE MANUFACTURERS  0.5%
Polaris Industries, Inc. ...................................    160        10,400
                                                                       ----------

NETWORKING EQUIPMENT  2.1%
Brocade Communications Systems, Inc. (a)....................    910        15,907
Emulex Corp. (a)............................................    800        18,008
Extreme Networks, Inc. (a)..................................  1,010         9,868
                                                                       ----------
                                                                           43,783
                                                                       ----------
OIL & GAS DRILLING  1.3%
ENSCO International, Inc. ..................................    560        15,266
Transocean, Inc. ...........................................    410        12,772
                                                                       ----------
                                                                           28,038
                                                                       ----------
OIL & GAS EQUIPMENT & SERVICES  3.0%
BJ Services Co. (a).........................................    720        24,394
Smith International, Inc. (a)...............................    250        17,330
Weatherford International Ltd. (a)..........................    490        21,578
                                                                       ----------
                                                                           63,302
                                                                       ----------
PACKAGED FOODS  1.0%
McCormick & Co., Inc. ......................................    800        20,600
                                                                       ----------

PUBLISHING & PRINTING  1.4%
Belo Corp. .................................................    500        11,305
New York Times Co., Class A.................................    350        18,025
                                                                       ----------
                                                                           29,330
                                                                       ----------

See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

June 30, 2002 (Unaudited)

                                                                         MARKET
DESCRIPTION                                                   SHARES     VALUE
RESTAURANTS  1.4%
Brinker International, Inc. (a).............................    460    $   14,605
Outback Steakhouse, Inc. (a)................................    440        15,444
                                                                       ----------
                                                                           30,049
                                                                       ----------
SEMICONDUCTOR EQUIPMENT  1.9%
KLA-Tencor Corp. (a)........................................    260        11,437
Lam Research Corp. (a)......................................    720        12,946
Novellus Systems, Inc. (a)..................................    440        14,960
                                                                       ----------
                                                                           39,343
                                                                       ----------
SEMICONDUCTORS  4.9%
Cypress Semiconductor Corp. (a).............................    700        10,626
Fairchild Semiconductor International, Inc., Class A (a)....    470        11,421
Integrated Device Technology, Inc. (a)......................    640        11,610
Intersil Corp., Class A (a).................................    410         8,766
Marvell Technology Group Ltd. (Bermuda) (a).................    270         5,370
Microchip Technology, Inc. (a)..............................  1,155        31,682
Xilinx, Inc. (a)............................................    640        14,355
Zoran Corp. (a).............................................    450        10,310
                                                                       ----------
                                                                          104,140
                                                                       ----------
SOFT DRINKS  0.6%
Pepsi Bottling Group, Inc. .................................    410        12,628
                                                                       ----------

SPECIALTY STORES  4.2%
AutoZone, Inc. (a)..........................................    160        12,368
Bed Bath & Beyond, Inc. (a).................................    500        18,870
Michaels Stores, Inc. (a)...................................    400        15,600
Pier 1 Imports, Inc. .......................................    440         9,240
Staples, Inc. (a)...........................................    650        12,805
Williams-Sonoma, Inc. (a)...................................    640        19,622
                                                                       ----------
                                                                           88,505
                                                                       ----------
STEEL  1.0%
Nucor Corp. ................................................    320        20,813
                                                                       ----------

SYSTEMS SOFTWARE  2.8%
Adobe Systems, Inc. ........................................    330         9,405
Diebold, Inc. ..............................................    340        12,662
Network Associates, Inc. (a)................................    640        12,333
Symantec Corp. (a)..........................................    780        25,623
                                                                       ----------
                                                                           60,023
                                                                       ----------
TELECOMMUNICATIONS EQUIPMENT  0.7%
Motorola, Inc. .............................................  1,020        14,708
                                                                       ----------

                                               See Notes to Financial Statements

YOUR PORTFOLIO'S INVESTMENTS

June 30, 2002 (Unaudited)

                                                                         MARKET
DESCRIPTION                                                   SHARES     VALUE
TRADING COMPANIES & DISTRIBUTORS  0.8%
Fastenal Co. ...............................................    440    $   16,944
                                                                       ----------

TRUCKING  0.5%
Ryder System, Inc. .........................................    370        10,023
                                                                       ----------

TOTAL LONG-TERM INVESTMENTS  96.4%
  (Cost $2,129,656).................................................    2,043,867

REPURCHASE AGREEMENT  7.1%
UBS Securities ($151,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 06/28/02, to be sold on
07/01/02 at $151,024)
  (Cost $151,000)...................................................      151,000
                                                                       ----------

TOTAL INVESTMENTS  103.5%
  (Cost $2,280,656).................................................    2,194,867
LIABILITIES IN EXCESS OF OTHER ASSETS  (3.5%).......................      (74,939)
                                                                       ----------

NET ASSETS  100.0%..................................................   $2,119,928
                                                                       ==========

(a) Non-income producing security as this stock currently does not declare dividends.

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
June 30, 2002 (Unaudited)

ASSETS:
Total Investments (Cost $2,280,656).........................  $ 2,194,867
Receivables:
  Investments Sold..........................................       23,742
  Portfolio Shares Sold.....................................        7,902
  Expense Reimbursement from Adviser........................        7,030
  Dividends.................................................          525
  Interest..................................................           24
Other.......................................................        8,502
                                                              -----------
    Total Assets............................................    2,242,592
                                                              -----------
LIABILITIES:
Payables:
  Investments Purchased.....................................       64,665
  Distributor and Affiliates................................        1,969
  Custodian Bank............................................          222
  Portfolio Shares Repurchased..............................          153
Accrued Expenses............................................       40,127
Trustees' Deferred Compensation and Retirement Plans........       15,528
                                                              -----------
    Total Liabilities.......................................      122,664
                                                              -----------
NET ASSETS..................................................  $ 2,119,928
                                                              ===========
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $ 3,441,675
Accumulated Net Investment Loss.............................      (13,800)
Net Unrealized Depreciation.................................      (85,789)
Accumulated Net Realized Loss...............................   (1,222,158)
                                                              -----------
NET ASSETS..................................................  $ 2,119,928
                                                              ===========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE
(Based on net assets of $2,119,928 and 568,390 shares of
  beneficial interest issued and outstanding)...............  $      3.73
                                                              ===========

                                               See Notes to Financial Statements

Statement of Operations
For the Six Months Ended June 30, 2002 (Unaudited)

INVESTMENT INCOME:
Dividends...................................................  $   4,400
Interest....................................................      1,851
                                                              ---------
    Total Income............................................      6,251
                                                              ---------
EXPENSES:
Shareholder Reports.........................................     11,707
Custody.....................................................     11,678
Audit.......................................................      9,593
Investment Advisory Fee.....................................      8,349
Shareholder Services........................................      7,573
Trustees' Fees and Related Expenses.........................      7,158
Accounting..................................................      4,114
Distribution (12b-1) and Service Fees.......................      2,274
Legal.......................................................         76
Other.......................................................      3,144
                                                              ---------
    Total Expenses..........................................     65,666
    Expense Reduction ($8,349 Investment Advisory Fee and
      $43,291 Other)........................................     51,640
                                                              ---------
    Net Expenses............................................     14,026
                                                              ---------
NET INVESTMENT LOSS.........................................  $  (7,775)
                                                              ---------
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $(152,451)
                                                              ---------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    195,020
  End of the Period.........................................    (85,789)
                                                              ---------
Net Unrealized Depreciation During the Period...............   (280,809)
                                                              ---------
NET REALIZED AND UNREALIZED LOSS............................  $(433,260)
                                                              =========
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $(441,035)
                                                              =========

See Notes to Financial Statements

Statements of Changes in Net Assets
(Unaudited)

                                                   SIX MONTHS ENDED       YEAR ENDED
                                                    JUNE 30, 2002      DECEMBER 31, 2001
                                                   -------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss...............................   $    (7,775)         $   (8,912)
Net Realized Loss.................................      (152,451)           (856,387)
Net Unrealized Appreciation/Depreciation During
  the Period......................................      (280,809)            246,301
                                                     -----------          ----------
Change in Net Assets from Operations..............      (441,035)           (618,998)
Distributions from Net Investment Income..........           -0-             (20,246)
                                                     -----------          ----------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES......................................      (441,035)           (639,244)
                                                     -----------          ----------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.........................     1,428,586           1,962,822
Net Asset Value of Shares Issued Through Dividend
  Reinvestment....................................           -0-              20,246
Cost of Shares Repurchased........................    (1,043,364)           (267,409)
                                                     -----------          ----------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS....................................       385,222           1,715,659
                                                     -----------          ----------
TOTAL INCREASE/DECREASE IN NET ASSETS.............       (55,813)          1,076,415
NET ASSETS:
Beginning of the Period...........................     2,175,741           1,099,326
                                                     -----------          ----------
End of the Period (Including accumulated net
  investment loss of $13,800 and $6,025,
  respectively)...................................   $ 2,119,928          $2,175,741
                                                     ===========          ==========

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE PORTFOLIO OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                        SEPTEMBER 25, 2000
                                                                         (COMMENCEMENT OF
                                            SIX MONTHS                      INVESTMENT
CLASS II SHARES                               ENDED       YEAR ENDED      OPERATIONS) TO
                                             JUNE 30,    DECEMBER 31,      DECEMBER 31,
                                               2002          2001              2000
                                            ----------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD...  $  4.52       $  7.46           $ 10.00
                                             -------       -------           -------
  Net Investment Loss......................     (.01)         (.02)              -0-
  Net Realized and Unrealized Loss.........     (.78)        (2.82)            (2.54)
                                             -------       -------           -------
Total from Investment Operations...........     (.79)        (2.84)            (2.54)
Less Distributions from Net Investment
  Income...................................      -0-           .10               -0-
                                             -------       -------           -------
NET ASSET VALUE, END OF THE PERIOD.........  $  3.73       $  4.52           $  7.46
                                             =======       =======           =======

Total Return* (a)..........................  -17.48%**     -38.26%           -25.40%**
Net Assets at End of the Period (In
  millions)................................  $   2.1       $   2.2           $   1.1
Ratio of Expenses to Average Net Assets*
  (b)......................................    1.26%         1.27%             1.26%
Ratio of Net Investment Loss to Average Net
  Assets*..................................    (.70%)        (.59%)            (.23%)
Portfolio Turnover.........................     129%**        303%               62%**
 * If certain expenses had not been voluntarily assumed by Van Kampen, total returns would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets....    5.90%         7.95%            15.73%
Ratio of Net Investment Loss to Average Net
  Assets...................................   (5.34%)       (7.27%)          (14.70%)

** Non-Annualized

(a) These returns include combined Rule 12b-1 fees and services fees of up to .25%.

(b) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the year ended December 31, 2001.

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

June 30, 2002 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Life Investment Trust Aggressive Growth Portfolio (the "Portfolio") is organized as a series of the Van Kampen Life Investment Trust (the "Trust"), a Delaware business Trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Portfolio's investment objective is to seek capital growth. The Portfolio's investment adviser seeks to achieve the Portfolio's investment objective by investing primarily in common stocks and other equity securities of small- and medium-sized growth companies. The Portfolio commenced investment operations on September 25, 2000.

    The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sales price as of the close of such securities exchange. Listed and unlisted securities for which the last sales price is not available are valued at the mean of the bid and asked prices, or, if not available, their fair value is determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Portfolio may invest in repurchase agreements which are short-term investments in which the Portfolio acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Portfolio may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Portfolio will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is

NOTES TO
FINANCIAL STATEMENTS

June 30, 2002 (Unaudited)

required to maintain the value of the underlying security at not less than the repurchase proceeds due the Portfolio.

C. INCOME AND EXPENSES Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

D. FEDERAL INCOME TAXES It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Portfolio intends to utilize provisions of the federal income tax laws which allow the Portfolio to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 2001, the Portfolio had an accumulated capital loss carryforward for tax purposes of $1,040,740, which will expire between December 31, 2008 and 2009.

    At June 30, 2002, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................    $2,283,278
                                                                ==========
Gross tax unrealized appreciation...........................    $  107,167
Gross tax unrealized depreciation...........................      (195,578)
                                                                ----------
Net tax unrealized depreciation on investments..............    $  (88,411)
                                                                ==========

E. DISTRIBUTION OF INCOME AND GAINS The Portfolio declares dividends from net investment income and net realized gains, if any, annually. Distributions from net realized gains for book purposes may include short-term capital gains which are included in ordinary income for tax purposes.

    Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of loses relating to wash sale transactions.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2002 (Unaudited)

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Portfolio's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Portfolio for an annual fee payable monthly based upon the average daily net assets as follow:

                  AVERAGE DAILY NET ASSETS                      % PER ANNUM
First $500 million..........................................       .75%
Next $500 million...........................................       .70%
Over $1 billion.............................................       .65%

    For the six months ended June 30, 2002, the Adviser voluntarily waived $8,349 of its investment advisory fees and assumed $43,291 of the Portfolio's other expenses. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

    For the six months ended June 30, 2002, the Portfolio recognized expenses of approximately $100 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the portfolio, of which a trustee of the portfolio is an affiliated person.

    Under an Accounting Services Agreement, the Adviser provides accounting services to the Portfolio. The Adviser allocates the cost of such securities to each portfolio. The Adviser allocates the cost of such services to each portfolio with assets exceeding $20 million. For the six months ended June 30, 2002, no cost was allocated to the Portfolio.

    Van Kampen Investor Services Inc., (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Portfolio. For the six months ended June 30, 2002, the Portfolio recognized expenses of approximately $7,400 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Portfolio's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Portfolio are also officers and directors of Van Kampen. The Portfolio does not compensate their officers or trustees who are officers of Van Kampen.

    The Portfolio provides deferred compensation and retirement plans for their trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Portfolio and to the extent permitted by the 1940 Act, as amended, invested in the common shares of those Portfolios selected by the trustees. Investments in such funds of $8,459 are included in "Other" assets and offsetting liabilities are included in "Trustees' Deferred Compensation and

NOTES TO
FINANCIAL STATEMENTS

June 30, 2002 (Unaudited)

Retirement Plans" on the Statement of Assets and Liabilities at June 30, 2002. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Portfolio. The maximum annual benefit per trustee under the plan is $2,500.

    For the six months ended June 30, 2002, the Portfolio paid brokerage commissions to Morgan Stanley DW Inc., an affiliate of Van Kampen, totaling $45.

    At June 30, 2002, Van Kampen owned 100,000 shares of the Portfolio.

3. CAPITAL TRANSACTIONS

    At June 30, 2002, capital aggregated $3,441,675. For the six months ended June 30, 2002, share transactions were as follows:

Beginning Shares............................................       481,186
Sales.......................................................       334,911
Repurchases.................................................      (247,706)
                                                                ----------
Ending Shares...............................................       568,391
                                                                ==========

    At December 31, 2001, capital aggregated $3,056,453. For the period ended December 31, 2001, share transactions were as follows:

Beginning Shares............................................       147,281
Sales.......................................................       376,241
Dividend Reinvestment.......................................         3,813
Repurchases.................................................       (46,149)
                                                                ----------
Ending Shares...............................................       481,186
                                                                ==========

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $3,160,125 and $2,676,654, respectively.

5. DISTRIBUTION AND SERVICE PLANS

The Portfolio has adopted a distribution plan with respect to its Class II Shares pursuant to Rule 12b-1 under the 1940 Act, as amended and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Portfolio's Class II Shares, ongoing shareholder services and maintenance of shareholder accounts with respect to such shares. Under the Plans, the Portfolio may spend up to a total of .35% per year of the Portfolio's average daily net assets

NOTES TO
FINANCIAL STATEMENTS

June 30, 2002 (Unaudited)

with respect to its Class II Shares. Notwithstanding the foregoing, the Portfolio's Board of Trustees currently limits the aggregate amount payable under the Plans to .25% per year of the Portfolio's average daily net assets with respect to its Class II Shares.

    Annual fees under the Plans of up to .25% of Class II average daily net assets are accrued daily.

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN LIFE INVESTMENT TRUST
AGGRESSIVE GROWTH PORTFOLIO

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1173
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Portfolio, as defined in the Investment Company Act of 1940, as amended.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2002 Van Kampen Funds Inc. All rights reserved.
LIT SAR AGG 8/02                                               Member NASD/SIPC.
                                                                 6966H02-AP-8/02